Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** LAUNCH

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc
Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Class Size($mm) (S&P/M) Sub Lvl WAL PrinWindow Launch Status
A-1 66.5 AAA/Aaa 30.000% 3.10 1-58 S+11a
A-2 250.3 AAA/Aaa 30.000% 4.90 58-59 S+26 Subj
A-3A 115.0 AAA/Aaa 30.000% 6.50 79-80 S+35
A-3B 50.0 AAA/Aaa 30.000% 6.70 80-81 S+38
A-SB 99.8 AAA/Aaa 30.000% 7.33 59-113 S+29 Subj
A-4 802.6 AAA/Aaa 30.000% 9.80 113-119 S+31 Subj
A-M 197.7 AAA/Aaa 20.000% 9.91 119-119 S+37
A-J 121.1 AAA/Aaa 13.875% 9.91 119-119 S+42 Subj
B 42.0 AA/Aa2 11.750% 9.91 119-119 S+48a
C 19.8 AA-/Aa3 10.750% 9.91 119-119 S+51a
D 37.1 A/A2 8.875% 9.98 119-120 S+58 Subj
XP 1924.4 AAA/Aaa Approx Procceds $19mm T+67-70 Subj

Expected Timing
Price - Fri Sept 30th
Settlement - October 13, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice.
BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

                          PRICE/YIELD TABLE - CLASS A-1

Security ID:                 BACM 2005-5
Settlement Date:              10/13/2005
Accrual Start Date:           10/01/2005
First Pay Date:               11/10/2005
Initial Balance:              66,500,000
Initial Pass-Through Rate:        4.4810%

PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
----------------   ----------   ----------   ----------   ----------   ----------

During YM             0.00%       25.00%       50.00%       75.00%      100.00%
During Penalty        0.00%       25.00%       50.00%       75.00%      100.00%
During Open           0.00%       25.00%       50.00%       75.00%      100.00%

                 SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
                 ----------   ----------   ----------   ----------   ----------
 99.50000000        4.66         5.28         5.82         6.43         8.40
 99.56250000        4.64         5.24         5.76         6.36         8.26
 99.62500000        4.62         5.19         5.70         6.28         8.13
 99.68750000        4.59         5.15         5.64         6.20         7.99
 99.75000000        4.57         5.11         5.58         6.13         7.86
 99.81250000        4.55         5.07         5.53         6.05         7.72
 99.87500000        4.53         5.02         5.47         5.97         7.58
 99.93750000        4.51         4.98         5.41         5.89         7.45
100.00000000        4.48         4.94         5.35         5.82         7.31
100.06250000        4.46         4.90         5.29         5.74         7.18
100.12500000        4.44         4.86         5.23         5.66         7.04
100.18750000        4.42         4.81         5.18         5.59         6.91
100.25000000        4.39         4.77         5.12         5.51         6.77
100.31250000        4.37         4.73         5.06         5.44         6.64
100.37500000        4.35         4.69         5.00         5.36         6.50
100.43750000        4.33         4.65         4.94         5.28         6.37
100.50000000        4.31         4.60         4.89         5.21         6.24
WAL (YRS)           3.10         1.59         1.13         0.86         0.48
MOD DUR             2.80         1.48         1.07         0.81         0.46
FIRST PRIN PAY   11/10/2005   11/10/2005   11/10/2005   11/10/2005   11/10/2005
MATURITY         08/10/2010   08/10/2008   10/10/2007   04/10/2007   05/10/2006
YIELD SPREAD         54           103          144          190          340

                                   ASSUMPTIONS

1% Cleanup Call is Not Exercised

Initial Balance is as of October 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.913%
    1/4         3.913%
    1/2         3.913%
     2          3.913%
     3          3.943%
     5          4.014%
    10          4.247%
    30          4.554%

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-1

Security ID:                 BACM 2005-5
Settlement Date:              10/13/2005
Accrual Start Date:           10/01/2005
First Pay Date:               11/10/2005
Initial Balance:              66,500,000
Initial Pass-Through Rate:        4.4810%

PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
----------------   ----------   ----------   ----------   ----------   ----------

During YM             0.00%        0.00%        0.00%        0.00%         0.00%
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
During Open           0.00%       25.00%       50.00%       75.00%       100.00%

                 SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
                 ----------   ----------   ----------   ----------   ----------
 99.50000000        4.66         4.68         4.69         4.69         4.70
 99.56250000        4.64         4.65         4.66         4.67         4.67
 99.62500000        4.62         4.63         4.63         4.64         4.64
 99.68750000        4.59         4.60         4.61         4.61         4.61
 99.75000000        4.57         4.58         4.58         4.58         4.59
 99.81250000        4.55         4.55         4.55         4.56         4.56
 99.87500000        4.53         4.53         4.53         4.53         4.53
 99.93750000        4.51         4.50         4.50         4.50         4.50
100.00000000        4.48         4.48         4.48         4.47         4.47
100.06250000        4.46         4.45         4.45         4.45         4.44
100.12500000        4.44         4.43         4.42         4.42         4.41
100.18750000        4.42         4.40         4.40         4.39         4.39
100.25000000        4.39         4.38         4.37         4.37         4.36
100.31250000        4.37         4.35         4.34         4.34         4.33
100.37500000        4.35         4.33         4.32         4.31         4.30
100.43750000        4.33         4.31         4.29         4.28         4.27
100.50000000        4.31         4.28         4.27         4.26         4.24
WAL (YRS)           3.10         2.75         2.59         2.49         2.37
MOD DUR             2.80         2.51         2.38         2.30         2.19
FIRST PRIN PAY   11/10/2005   11/10/2005   11/10/2005   11/10/2005   11/10/2005
MATURITY         08/10/2010   01/10/2010   07/10/2009   03/10/2009   09/10/2008
YIELD SPREAD         54           54           55           55           55

                                   ASSUMPTIONS

1% Cleanup Call is Not Exercised

Initial Balance is as of October 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.9130%
    1/4         3.9130%
    1/2         3.9130%
      2         3.9130%
      3         3.9430%
      5         4.0140%
     10         4.2470%
     30         4.5540%

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS XP

Security ID:                   BACM 2005-5
Settlement Date:                10/13/2005
Accrual Start Date:             10/01/2005
First Pay Date:                 11/10/2005
Initial Balance:             1,924,390,000
Initial Pass-Through Rate:          0.3945%

PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
----------------   ----------   ----------   ----------   ----------   ----------

During YM             0.00%       25.00%       50.00%       75.00%       100.00%
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
During Open           0.00%       25.00%       50.00%       75.00%       100.00%

                 SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
                 ----------   ----------   ----------   ----------   ----------
1.148540000         8.56         8.62         8.63         8.54         8.17
1.164165000         8.04         8.10         8.11         8.03         7.66
1.179790000         7.53         7.59         7.60         7.52         7.15
1.195415000         7.03         7.09         7.10         7.02         6.66
1.211040000         6.54         6.61         6.61         6.53         6.18
1.226665000         6.07         6.13         6.14         6.06         5.71
1.242290000         5.60         5.66         5.67         5.59         5.25
1.257915000         5.14         5.20         5.21         5.13         4.80
1.273540000         4.69         4.75         4.76         4.68         4.35
1.289165000         4.25         4.31         4.32         4.25         3.92
1.304790000         3.82         3.88         3.89         3.82         3.49
1.320415000         3.40         3.46         3.47         3.39         3.08
1.336040000         2.98         3.04         3.05         2.98         2.67
1.351665000         2.57         2.63         2.64         2.57         2.26
1.367290000         2.17         2.23         2.24         2.17         1.87
1.382915000         1.78         1.84         1.85         1.78         1.48
1.398540000         1.39         1.45         1.46         1.40         1.10
WAL (YRS)           5.61         5.61         5.60         5.60         5.58
MOD DUR             2.73         2.73         2.73         2.74         2.77
FIRST PRIN PAY   04/10/2006   04/10/2006   04/10/2006   04/10/2006   04/10/2006
MATURITY         10/10/2012   10/10/2012   10/10/2012   10/10/2012   10/10/2012
YIELD SPREAD         65           71           72           64           31

                                   ASSUMPTIONS

1% Cleanup Call is Exercised

Initial Balance is as of October 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.913%
    1/4         3.913%
    1/2         3.913%
      2         3.913%
      3         3.943%
      5         4.014%
     10         4.247%
     30         4.554%

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS XP

Security ID:                   BACM 2005-5
Settlement Date:                10/13/2005
Accrual Start Date:             10/01/2005
First Pay Date:                 11/10/2005
Initial Balance:             1,924,390,000
Initial Pass-Through Rate:          0.3945%

PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
----------------   ----------   ----------   ----------   ----------   ----------

During YM             0.00%        0.00%        0.00%        0.00%         0.00%
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
During Open           0.00%       25.00%       50.00%       75.00%       100.00%

                 SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
                 ----------   ----------   ----------   ----------   ----------
1.148540000         8.56         8.56         8.56         8.56         8.56
1.164165000         8.04         8.04         8.04         8.04         8.04
1.179790000         7.53         7.53         7.53         7.53         7.53
1.195415000         7.03         7.03         7.03         7.03         7.03
1.211040000         6.54         6.54         6.54         6.54         6.55
1.226665000         6.07         6.07         6.07         6.07         6.07
1.242290000         5.60         5.60         5.60         5.60         5.60
1.257915000         5.14         5.14         5.14         5.14         5.14
1.273540000         4.69         4.69         4.69         4.69         4.69
1.289165000         4.25         4.25         4.25         4.25         4.25
1.304790000         3.82         3.82         3.82         3.82         3.82
1.320415000         3.40         3.40         3.40         3.40         3.40
1.336040000         2.98         2.98         2.98         2.98         2.98
1.351665000         2.57         2.57         2.57         2.57         2.57
1.367290000         2.17         2.17         2.17         2.17         2.17
1.382915000         1.78         1.78         1.78         1.78         1.78
1.398540000         1.39         1.39         1.40         1.40         1.40
WAL (YRS)           5.61         5.61         5.61         5.61         5.61
MOD DUR             2.73         2.73         2.73         2.73         2.73
FIRST PRIN PAY   04/10/2006   04/10/2006   04/10/2006   04/10/2006   04/10/2006
MATURITY         10/10/2012   10/10/2012   10/10/2012   10/10/2012   10/10/2012
YIELD SPREAD          65           65           65           65           65

                                   ASSUMPTIONS

1% Cleanup Call is Exercised

Initial Balance is as of October 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.913%
    1/4         3.913%
    1/2         3.913%
      2         3.913%
      3         3.943%
      5         4.014%
     10         4.247%
     30         4.554%

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS XP

Security ID:                   BACM 2005-5
Settlement Date:                10/13/2005
Accrual Start Date:             10/01/2005
First Pay Date:                 11/10/2005
Initial Balance:             1,924,390,000
Initial Pass-Through Rate:          0.3945%

PREPAYMENT (CPR)  SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4  SCENARIO 5  SCENARIO 6  SCENARIO 7  SCENARIO 8  SCENARIO 9
----------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

During YM             0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
During Penalty      100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
During Open         100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%

DEFUALT (CDR)     SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4  SCENARIO 5  SCENARIO 6  SCENARIO 7  SCENARIO 8  SCENARIO 9
-------------     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

Default Rate         0.00%       1.00%       2.00%       3.00%       4.00%       5.00%       6.00%       7.00%       8.00%
Loss Severity        0.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%
Lag (months)            0          12          12          12          12          12          12          12          12
Default Starting
   in Month             0           1           1           1           1           1           1           1           1

                SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4  SCENARIO 5  SCENARIO 6  SCENARIO 7  SCENARIO 8  SCENARIO 9
                ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

1.148540000        8.56        8.57        8.57        8.57        8.57        8.56        8.56        8.26        7.74
1.164165000        8.04        8.05        8.05        8.05        8.04        8.04        8.04        7.74        7.22
1.179790000        7.53        7.54        7.54        7.54        7.54        7.53        7.53        7.23        6.71
1.195415000        7.03        7.04        7.04        7.04        7.04        7.04        7.03        6.73        6.21
1.211040000        6.55        6.55        6.55        6.55        6.55        6.55        6.55        6.25        5.72
1.226665000        6.07        6.08        6.07        6.07        6.07        6.07        6.07        5.77        5.24
1.242290000        5.60        5.61        5.61        5.60        5.60        5.60        5.60        5.30        4.77
1.257915000        5.14        5.15        5.15        5.15        5.15        5.14        5.14        4.84        4.32
1.273540000        4.69        4.70        4.70        4.70        4.70        4.70        4.69        4.39        3.87
1.289165000        4.25        4.26        4.26        4.26        4.26        4.25        4.25        3.95        3.43
1.304790000        3.82        3.83        3.83        3.83        3.82        3.82        3.82        3.52        3.00
1.320415000        3.40        3.41        3.40        3.40        3.40        3.40        3.40        3.10        2.57
1.336040000        2.98        2.99        2.99        2.99        2.99        2.98        2.98        2.68        2.16
1.351665000        2.57        2.58        2.58        2.58        2.58        2.58        2.58        2.27        1.75
1.367290000        2.17        2.18        2.18        2.18        2.18        2.18        2.18        1.87        1.35
1.382915000        1.78        1.79        1.79        1.79        1.79        1.78        1.78        1.48        0.96
1.398540000        1.40        1.40        1.40        1.40        1.40        1.40        1.40        1.10        0.57
WAL (YRS)          5.61        5.61        5.61        5.61        5.61        5.61        5.61        5.54        5.43
MOD DUR            2.73        2.73        2.73        2.73        2.73        2.73        2.73        2.73        2.73
FIRST PRIN PAY  04/10/2006  04/10/2006  04/10/2006  04/10/2006  04/10/2006  04/10/2006  04/10/2006  04/10/2006  04/10/2006
MATURITY        10/10/2012  10/10/2012  10/10/2012  10/10/2012  10/10/2012  10/10/2012  10/10/2012  10/10/2012  10/10/2012
YIELD SPREAD         65          66          66          66          65          65          65          35         -17

                                   ASSUMPTIONS

1% Cleanup Call is Exercised

Initial Balance is as of October 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.913%
    1/4         3.913%
    1/2         3.913%
      2         3.913%
      3         3.943%
      5         4.014%
     10         4.247%
     30         4.554%

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          CERTIFICATE    APPROXIMATE
                           BALANCE OR     PERCENTAGE   APPROXIMATE
          S&P MOODY'S       NOTIONAL       OF POOL        CREDIT
CLASS     RATINGS(1)       AMOUNT(2)       BALANCE       SUPPORT       RATE TYPE
-----   --------------   -------------   -----------   -----------   -------------

Offered Certificates
A-1      AAA      Aaa       66,500,000      3.363%       30.000%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
A-2      AAA      Aaa      250,250,000     12.656%       30.000%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
A-3      AAA      Aaa      164,950,000      8.342%       30.000%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
A-SB     AAA      Aaa       99,807,000      5.048%       30.000%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
A-4      AAA      Aaa      802,600,000     40.591%       30.000%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
A-M      AAA      Aaa      197,730,000     10.000%       20.000%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
A-J      AAA      Aaa      121,109,000      6.125%       13.875%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
XP       AAA      Aaa           TBD(6)        N/A           N/A      Variable Rate (6)
-----   --------------   -------------   -----------   -----------   -------------
B         AA      Aa2       42,018,000      2.125%       11.750%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
C        AA-      Aa3       19,772,000      1.000%       10.750%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
D         A        A2       37,075,000      1.875%        8.875%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------

Private Certificates - Not Offered Hereby(5)

E         A-       A3       19,773,000      1.000%        7.875%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
F       BBB+     Baa1       24,716,000      1.250%        6.625%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
G        BBB     Baa2       27,188,000      1.375%        5.250%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
H       BBB-     Baa3       24,716,000      1.250%        4.000%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
J        BB+      Ba1       12,358,000      0.625%        3.375%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
K         BB      Ba2       12,358,000      0.625%        2.750%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
L        BB-      Ba3        4,943,000      0.250%        2.500%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
M         B+       NR        7,415,000      0.375%        2.125%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
N          B       NR        7,415,000      0.375%        1.750%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
O         B-       NR        4,943,000      0.250%        1.500%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
P         NR       NR       29,660,328      1.500%        0.000%        Fixed (4)
-----   --------------   -------------   -----------   -----------   -------------
XC       AAA      Aaa    1,977,296,328        N/A           N/A      Variable Rate (7)
-----   --------------   -------------   -----------   -----------   -------------

        APPROXIMATE
          INITIAL
           PASS-
          THROUGH       WEIGHTED
          RATE AS       AVERAGE        ASSUMED FINAL
        OF DELIVERY       LIFE         DISTRIBUTION      PRINCIPAL START   PRINCIPAL END
CLASS       DATE      (YEARS) (3)        DATE (3)             WINDOW           WINDOW
-----   -----------   -----------   ------------------   ---------------   -------------

Offered Certificates
A-1% (4)          3.10        August 10, 2010            1               58
-----   -----------   -----------   ------------------   ---------------   -------------
A-2% (4)          4.90      September 10, 2010          58               59
-----   -----------   -----------   ------------------   ---------------   -------------
A-3% (4)          6.56         July 10, 2012            78               81
-----   -----------   -----------   ------------------   ---------------   -------------
A-SB       % (4)          7.33        March 10, 2015            59              113
-----   -----------   -----------   ------------------   ---------------   -------------
A-4% (4)          9.80      September 10, 2015         113              119
-----   -----------   -----------   ------------------   ---------------   -------------
A-M        % (4)          9.91      September 10, 2015         119              119
-----   -----------   -----------   ------------------   ---------------   -------------
A-J        % (4)          9.91      September 10, 2015         119              119
-----   -----------   -----------   ------------------   -------------------------------
XP         % (6)            (6)             N/A                        N/A
-----   -----------   -----------   ------------------   -------------------------------
B          % (4)          9.91      September 10, 2015         119              119
-----   -----------   -----------   ------------------   ---------------   -------------
C          % (4)          9.91      September 10, 2015         119              119
-----   -----------   -----------   ------------------   ---------------   -------------
D          % (4)          9.98       October 10, 2015          119              120
-----   -----------   -----------   ------------------   ---------------   -------------

Private Certificates - Not Offered Hereby(5)

E          % (4)          9.99       October 10, 2015          120              120
-----   -----------   -----------   ------------------   ---------------   -------------
F          % (4)          9.99       October 10, 2015          120              120
-----   -----------   -----------   ------------------   ---------------   -------------
G          % (4)          9.99       October 10, 2015          120              120
-----   -----------   -----------   ------------------   ---------------   -------------
H          % (4)          9.99       October 10, 2015          120              120
-----   -----------   -----------   ------------------   ---------------   -------------
J          % (4)          9.99       October 10, 2015          120              120
-----   -----------   -----------   ------------------   ---------------   -------------
K          % (4)          9.99       October 10, 2015          120              120
-----   -----------   -----------   ------------------   ---------------   -------------
L          % (4)          9.99       October 10, 2015          120              120
-----   -----------   -----------   ------------------   ---------------   -------------
M          % (4)          9.99       October 10, 2015          120              120
-----   -----------   -----------   ------------------   ---------------   -------------
N          % (4)          9.99       October 10, 2015          120              120
-----   -----------   -----------   ------------------   ---------------   -------------
O          % (4)          9.99       October 10, 2015          120              120
-----   -----------   -----------   ------------------   ---------------   -------------
P          % (4)         12.13       October 10, 2020          120              180
-----   -----------   -----------   ------------------   -------------------------------
XC         % (7)            (7)             N/A                        N/A
-----   -----------   -----------   ------------------   -------------------------------

(1)  Ratings shown are those of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Services, Inc.,
     respectively.

(2)  As of the delivery date. Subject to a variance of plus or minus 5%.

(3)  Based on the maturity assumptions (as defined under "Yield and Maturity
     Considerations" in this prospectus supplement). As of the delivery date, calculations for the certificates assume no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the mortgage loan with an anticipated repayment date, the related anticipated repayment date).

(4)  The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M,
     Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
     Class J, Class K, Class L, Class M Class N, Class O and Class P
     Certificates will each accrue interest as either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate,
     (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(5)  Not offered by this prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(6)  The Class XP Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in this prospectus supplement. The interest rate applicable to the Class XP
     Certificates for each distribution date will be as described in this prospectus supplement. See "Description of the Certificates--Pass-Through
     Rates" in this prospectus supplement.

(7)  The Class XC Certificates are not offered by this prospectus supplement.
     Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
     The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as the case may be, as described in this prospectus supplement. The interest rates applicable to the Class XC Certificates for each distribution date will be as described in this prospectus supplement. See "Description of the Certificates -
     Pass-Through Rates" in this prospectus supplement.

                          PRICE/YIELD TABLE - CLASS A-2

Security ID:                 BACM 2005-5
Settlement Date:              10/13/2005
Accrual Start Date:           10/01/2005
First Pay Date:               11/10/2005
Initial Balance:             250,250,000
Initial Pass-Through Rate:         4.916%

PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------   ----------   ----------   ----------
During YM             0.00%        0.00%        0.00%
During Penalty        0.00%        0.00%        0.00%
During Open           0.00%        0.00%        0.00%

EXTENSIONS                            SCENARIO 1   SCENARIO 2   SCENARIO 3
----------                            ----------   ----------   ----------
Extension on One Renaissance
   (largest 7 year loan) (mths)             0             0            0
Extension on 417 Fifth (largest
   5 year loan) (mths)                      0            12           24
Extension on all other Loans (mths)         0             0            0
Extension Percentage                     0.00%       100.00%      100.00%

                   SCENARIO 1   SCENARIO 2   SCENARIO 3
                   ----------   ----------   ----------
100.00000000          4.94         4.94         4.94
100.06250000          4.92         4.93         4.93
100.12500000          4.91         4.91         4.92
100.18750000          4.89         4.90         4.90
100.25000000          4.88         4.89         4.89
100.31250000          4.86         4.87         4.88
100.37500000          4.85         4.86         4.86
100.43750000          4.84         4.85         4.85
100.50000000          4.82         4.83         4.84
100.56250000          4.81         4.82         4.82
100.62500000          4.79         4.81         4.81
100.68750000          4.78         4.79         4.80
100.75000000          4.76         4.78         4.79
100.81250000          4.75         4.76         4.77
100.87500000          4.73         4.75         4.76
100.93750000          4.72         4.74         4.75
101.00000000          4.70         4.72         4.73
WAL (YRS)             4.90         5.37         5.65
MOD DUR               4.27         4.61         4.81
FIRST PRIN PAY     08/10/2010   08/10/2010   08/10/2010
MATURITY           09/10/2010   09/10/2011   06/10/2012
YIELD SPREAD           71           70           70
CALC SWAP SPREAD       25           25           24

                                   ASSUMPTIONS

1% Cleanup Call is Not Exercised

Initial Balance is as of October 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the
Certificates-Distributions-Distributions of Prepayment Premiums" in the
Prospectus Supplement.

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         4.056%
    1/4         4.056%
    1/2         4.056%
      2         4.056%
      3         4.076%
      5         4.116%
     10         4.293%
     30         4.557%

           RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF
                              PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-2

Security ID:                 BACM 2005-5
Settlement Date:              10/13/2005
Accrual Start Date:           10/01/2005
First Pay Date:               11/10/2005
Initial Balance:             250,250,000
Initial Pass-Through Rate:         4.916%

PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------   ----------   ----------   ----------
During YM             0.00%        0.00%        0.00%
During Penalty        0.00%        0.00%        0.00%
During Open           0.00%        0.00%        0.00%

EXTENSIONS                            SCENARIO 1   SCENARIO 2   SCENARIO 3
----------                            ----------   ----------   ----------
Extension on One Renaissance
   (largest 7 year loan) (mths)             0             0            0
Extension on 417 Fifth (largest
   5 year loan) (mths)                      0            12           24
Extension on all other Loans (mths)         0             0            0
Extension Percentage                     0.00%       100.00%      100.00%

                   SCENARIO 1   SCENARIO 2   SCENARIO 3
                   ----------   ----------   ----------
100.00000000          4.94         4.94         4.94
100.06250000          4.92         4.93         4.93
100.12500000          4.91         4.91         4.92
100.18750000          4.89         4.90         4.90
100.25000000          4.88         4.89         4.89
100.31250000          4.86         4.87         4.88
100.37500000          4.85         4.86         4.86
100.43750000          4.84         4.85         4.85
100.50000000          4.82         4.83         4.84
100.56250000          4.81         4.82         4.82
100.62500000          4.79         4.81         4.81
100.68750000          4.78         4.79         4.80
100.75000000          4.76         4.78         4.79
100.81250000          4.75         4.76         4.77
100.87500000          4.73         4.75         4.76
100.93750000          4.72         4.74         4.75
101.00000000          4.70         4.72         4.73
WAL (YRS)             4.90         5.37         5.65
MOD DUR               4.27         4.61         4.81
FIRST PRIN PAY     08/10/2010   08/10/2010   08/10/2010
MATURITY           09/10/2010   09/10/2011   06/10/2012
YIELD SPREAD           71           70           70
CALC SWAP SPREAD       25           25           24

                                   ASSUMPTIONS

1% Cleanup Call is Not Exercised

Initial Balance is as of October 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the
Certificates-Distributions-Distributions of Prepayment Premiums" in the
Prospectus Supplement.

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         4.056%
    1/4         4.056%
    1/2         4.056%
      2         4.056%
      3         4.076%
      5         4.116%
     10         4.293%
     30         4.557%

           RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF
                              PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

HYPOTHETICAL CLASS A-3B

SECURITY ID:          BACM 2005-5
SETTLEMENT DATE:       10/13/2005
ACCRUAL START DATE:    10/01/2005
FIRST PAY DATE:        11/10/2005
INITIAL BALANCE:       25,000,000

                          SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6   SCENARIO 7
                          ----------   ----------   ----------   ----------   ----------   ----------   ----------

CDR                          0.00%        3.00%        3.00%        4.00%        4.00%        4.00%        4.00%
CPR                             0%           5%           5%           5%           5%          10%          10%
CPY                             0%         100%         100%         100%         100%         100%         100%
CDR START MONTH                 0           12           24           12           24           12           24
RECOVERY DELAY (MONTHS)         0           12           12           12           12           12           12
LOSS SEVERITY                   0%          35%          35%          35%          35%          35%          35%
EXT MTHS                        0            0            0            0            0            0            0
EXT %                           0%           0%           0%           0%           0%           0%           0%

                            SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6   SCENARIO 7
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------

WAL                               6.74         6.08         6.08         5.50         6.08         5.30         6.02
PRINCIPAL WINDOW (MONTHS)            2            1            1            9            1            8            4
PRINCIPAL WINDOW RANGE        80 to 81     73 to 73     73 to 73     62 to 70     73 to 73     60 to 67     70 to 73
FIRST PRIN PAY               6/10/2012   11/10/2011   11/10/2011   12/10/2010   11/10/2011   10/10/2010    8/10/2011
MATURITY                     7/10/2012   11/10/2011   11/10/2011    8/10/2011   11/10/2011    5/10/2011   11/10/2011

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

HYPOTHETICAL CLASS A-3B

SECURITY ID:          BACM 2005-5
SETTLEMENT DATE:       10/13/2005
ACCRUAL START DATE:    10/01/2005
FIRST PAY DATE:        11/10/2005
INITIAL BALANCE:       25,000,000

                          SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6   SCENARIO 7
                          ----------   ----------   ----------   ----------   ----------   ----------   ----------

CDR                          0.00%        3.00%        3.00%        4.00%        4.00%        4.00%        4.00%
CPR                             0%           5%           5%           5%           5%          10%          10%
CPY                             0%         100%         100%         100%         100%         100%         100%
CDR START MONTH                 0           12           24           12           24           12           24
RECOVERY DELAY (MONTHS)         0           12           12           12           12           12           12
LOSS SEVERITY                   0%          35%          35%          35%          35%          35%          35%
EXT MTHS                        0            0            0            0            0            0            0
EXT %                           0%           0%           0%           0%           0%           0%           0%

                            SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6   SCENARIO 7
                            ----------   ----------   ---------    ----------   ----------   ----------   ----------

WAL                               6.74         6.08         6.08         5.50         6.08         5.30         6.02
PRINCIPAL WINDOW (MONTHS)            2            1            1            9            1            8            4
PRINCIPAL WINDOW RANGE        80 to 81     73 to 73     73 to 73     62 to 70     73 to 73     60 to 67     70 to 73
FIRST PRIN PAY               6/10/2012   11/10/2011   11/10/2011   12/10/2010   11/10/2011   10/10/2010    8/10/2011
MATURITY                     7/10/2012   11/10/2011   11/10/2011    8/10/2011   11/10/2011    5/10/2011   11/10/2011

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                         PRICE/YIELD TABLE - CLASS A-3A

Security ID:                 BACM 2005-5
Settlement Date:              10/13/2005
Accrual Start Date:           10/01/2005
First Pay Date:               11/10/2005
Initial Balance:             114,950,000
Initial Pass-Through Rate:         5.000%

PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------   ----------   ----------   ----------
During YM             0.00%        0.00%        0.00%
During Penalty        0.00%        0.00%        0.00%
During Open           0.00%        0.00%        0.00%

EXTENSIONS                              SCENARIO 1   SCENARIO 2   SCENARIO 3
----------                              ----------   ----------   ----------
Extension on One Renaissance (largest
   7 year loan) (mths)                        0            12           24
Extension on all other Loans (mths)           0             0            0
Extension Percentage                       0.00%       100.00%      100.00%

                   SCENARIO 1   SCENARIO 2   SCENARIO 3
                   ----------   ----------   ----------
100.00177000          5.03         5.03         5.03
100.06427000          5.02         5.02         5.02
100.12677000          5.01         5.01         5.01
100.18927000          4.99         5.00         5.00
100.25177000          4.98         4.99         4.99
100.31427000          4.97         4.98         4.98
100.37677000          4.96         4.97         4.97
100.43927000          4.95         4.96         4.96
100.50177000          4.94         4.94         4.95
100.56427000          4.93         4.93         4.94
100.62677000          4.91         4.92         4.93
100.68927000          4.90         4.91         4.92
100.75177000          4.89         4.90         4.91
100.81427000          4.88         4.89         4.90
100.87677000          4.87         4.88         4.89
100.93927000          4.86         4.87         4.88
101.00177000          4.85         4.86         4.87
WAL (YRS)             6.50         7.06         7.53
MOD DUR               5.43         5.82         6.13
FIRST PRIN PAY     04/10/2012   04/10/2012   04/10/2012
MATURITY           06/10/2012   04/10/2013   04/10/2014
YIELD SPREAD            79           78           77
CALC SWAP SPREAD        34           33           32

                                   ASSUMPTIONS

1% Cleanup Call is Not Exercised

Initial Balance is as of October 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         4.082%
    1/4         4.082%
    1/2         4.082%
      2         4.082%
      3         4.076%
      5         4.101%
     10         4.255%
     30         4.500%

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                         PRICE/YIELD TABLE - CLASS A-3B

Security ID:                 BACM 2005-5
Settlement Date:              10/13/2005
Accrual Start Date:           10/01/2005
First Pay Date:               11/10/2005
Initial Balance:              50,000,000
Initial Pass-Through Rate:         5.402%

PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------   ----------   ----------   ----------
During YM             0.00%        0.00%        0.00%
During Penalty        0.00%        0.00%        0.00%
During Open           0.00%        0.00%        0.00%

DEFAULTS                 SCENARIO 1   SCENARIO 2   SCENARIO 3
--------                 ----------   ----------   ----------
CDR on One Renaissance      0.00%       100.00%      100.00%
CDR on all other loans      0.00%         0.00%        0.00%
Default Starting month         0            24           24
Recovery Delay (mths)          0            12           12
Loss Severity               0.00%        50.00%       40.00%

                   SCENARIO 1   SCENARIO 2   SCENARIO 3
                   ----------   ----------   ----------
101.44894000          5.07         5.14         5.13
101.51144000          5.06         5.13         5.12
101.57394000          5.05         5.12         5.11
101.63644000          5.04         5.11         5.10
101.69894000          5.03         5.11         5.10
101.76144000          5.02         5.10         5.09
101.82394000          5.01         5.09         5.08
101.88644000          4.99         5.08         5.07
101.94894000          4.98         5.07         5.06
102.01144000          4.97         5.06         5.05
102.07394000          4.96         5.06         5.04
102.13644000          4.95         5.05         5.03
102.19894000          4.94         5.04         5.03
102.26144000          4.93         5.03         5.02
102.32394000          4.92         5.02         5.01
102.38644000          4.91         5.01         5.00
102.44894000          4.89         5.01         4.99
WAL (YRS)             6.70         9.52         9.00
MOD DUR               5.53         7.33         7.00
FIRST PRIN PAY     06/10/2012   03/10/2015   07/10/2012
MATURITY           07/10/2012   07/10/2015   07/10/2015
YIELD SPREAD           83           83           84
CALC SWAP SPREAD       38           38           39

                                   ASSUMPTIONS

1% Cleanup Call is Not Exercised

Initial Balance is as of October 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Delinquencies on any Mortgage Loan

No Extensions on any Mortgage Loan

   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         4.082%
    1/4         4.082%
    1/2         4.082%
      2         4.082%
      3         4.076%
      5         4.101%
     10         4.255%
     30         4.500%

                RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF
                        RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

BACM 2005-5
Fireman's Fund

PERIOD   PAYMENT DATE    BEG BALANCE    PRINCIPAL PAYMENT
------   ------------   -------------   -----------------
    1     11/10/2005    99,879,691.76        105,472.29
    2     12/10/2005    99,774,219.47        121,352.07
    3     01/10/2006    99,652,867.40        106,555.90
    4     02/10/2006    99,546,311.50        107,064.96
    5     03/10/2006    99,439,246.54        153,549.28
    6     04/10/2006    99,285,697.26        108,309.99
    7     05/10/2006    99,177,387.27        124,111.35
    8     06/10/2006    99,053,275.92        109,420.34
    9     07/10/2006    98,943,855.58        125,191.02
   10     08/10/2006    98,818,664.56        110,541.15
   11     09/10/2006    98,708,123.41        111,069.24
   12     10/10/2006    98,597,054.17        126,794.35
   13     11/10/2006    98,470,259.82        112,205.59
   14     12/10/2006    98,358,054.23        127,899.30
   15     01/10/2007    98,230,154.93        113,352.65
   16     02/10/2007    98,116,802.28        113,894.17
   17     03/10/2007    98,002,908.11        159,747.07
   18     04/10/2007    97,843,161.04        115,201.44
   19     05/10/2007    97,727,959.60        130,812.36
   20     06/10/2007    97,597,147.24        116,376.73
   21     07/10/2007    97,480,770.51        131,955.16
   22     08/10/2007    97,348,815.35        117,563.09
   23     09/10/2007    97,231,252.26        118,124.72
   24     10/10/2007    97,113,127.54        133,654.85
   25     11/10/2007    96,979,472.69        119,327.55
   26     12/10/2007    96,860,145.14        134,824.44
   27     01/10/2008    96,725,320.70        120,541.72
   28     02/10/2008    96,604,778.98        121,117.59
   29     03/10/2008    96,483,661.39        151,433.81
   30     04/10/2008    96,332,227.58        122,419.65
   31     05/10/2008    96,209,807.93        137,831.09
   32     06/10/2008    96,071,976.84        123,662.95
   33     07/10/2008    95,948,313.89        139,040.03
   34     08/10/2008    95,809,273.86        124,917.96
   35     09/10/2008    95,684,355.90        125,514.74
   36     10/10/2008    95,558,841.16        140,840.64
   37     11/10/2008    95,418,000.52        126,787.20
   38     12/10/2008    95,291,213.32        142,077.94
   39     01/10/2009    95,149,135.38        128,071.66
   40     02/10/2009    95,021,063.72        128,683.50
   41     03/10/2009    94,892,380.22        173,168.99
   42     04/10/2009    94,719,211.23        130,125.54
   43     05/10/2009    94,589,085.69        145,324.02
   44     06/10/2009    94,443,761.67        131,441.45
   45     07/10/2009    94,312,320.22        146,603.57
   46     08/10/2009    94,165,716.65        132,769.76
   47     09/10/2009    94,032,946.89        133,404.04
   48     10/10/2009    93,899,542.85        148,511.93
   49     11/10/2009    93,751,030.92        134,750.84
   50     12/10/2009    93,616,280.08        149,821.51
   51     01/10/2010    93,466,458.57        136,110.33
   52     02/10/2010    93,330,348.24        136,760.57
   53     03/10/2010    93,193,587.67        180,499.27
   54     04/10/2010    93,013,088.40        138,276.23
   55     05/10/2010    92,874,812.17        153,249.47
   56     06/10/2010    92,721,562.70        139,668.93
   57     07/10/2010    92,581,893.77        154,603.69
   58     08/10/2010    92,427,290.08        141,074.77
   59     09/10/2010    92,286,215.31        141,748.73
   60     10/10/2010    92,144,466.58        156,626.01
   61     11/10/2010    91,987,840.57        143,174.16
   62     12/10/2010    91,844,666.41        158,012.05
   63     01/10/2011    91,686,654.36        144,613.02
   64     02/10/2011    91,542,041.34        145,303.88
   65     03/10/2011    91,396,737.46        188,252.67
   66     04/10/2011    91,208,484.79        146,897.39
   67     05/10/2011    91,061,587.40        161,632.39
   68     06/10/2011    90,899,955.01        148,371.34
   69     07/10/2011    90,751,583.67        163,065.60
   70     08/10/2011    90,588,518.07        149,859.17
   71     09/10/2011    90,438,658.90        150,575.09
   72     10/10/2011    90,288,083.81        165,208.46
   73     11/10/2011    90,122,875.35        152,083.69
   74     12/10/2011    89,970,791.66        166,675.37
   75     01/10/2012    89,804,116.29        153,606.50
   76     02/10/2012    89,650,509.79        154,340.33
   77     03/10/2012    89,496,169.46        182,661.63
   78     04/10/2012    89,313,507.83        155,950.29
   79     05/10/2012    89,157,557.54        170,435.12
   80     06/10/2012    88,987,122.42        157,509.54
   81     07/10/2012    88,829,612.88        171,951.28
   82     08/10/2012    88,657,661.60        159,083.48
   83     09/10/2012    88,498,578.12        159,843.47
   84     10/10/2012    88,338,734.65        174,220.71
   85     11/10/2012    88,164,513.94        161,439.40
   86     12/10/2012    88,003,074.54        175,772.53
   87     01/10/2013    87,827,302.01        163,050.37
   88     02/10/2013    87,664,251.64        163,829.31
   89     03/10/2013    87,500,422.33        205,065.25
   90     04/10/2013    87,295,357.08        165,591.64
   91     05/10/2013    87,129,765.44        179,810.02
   92     06/10/2013    86,949,955.42        167,241.73
   93     07/10/2013    86,782,713.69        181,414.52
   94     08/10/2013    86,601,299.17        168,907.37
   95     09/10/2013    86,432,391.80        169,714.30
   96     10/10/2013    86,262,677.50        183,818.76
   97     11/10/2013    86,078,858.74        171,403.23
   98     12/10/2013    85,907,455.51        185,461.02
   99     01/10/2014    85,721,994.49        173,108.09
  100     02/10/2014    85,548,886.40        173,935.08
  101     03/10/2014    85,374,951.32        214,236.65
  102     04/10/2014    85,160,714.67        175,789.50
  103     05/10/2014    84,984,925.17        189,726.07
  104     06/10/2014    84,795,199.10        177,535.68
  105     07/10/2014    84,617,663.42        191,424.00
  106     08/10/2014    84,426,239.42        179,298.32
  107     09/10/2014    84,246,941.10        180,154.88
  108     10/10/2014    84,066,786.22        193,970.82
  109     11/10/2014    83,872,815.40        181,942.20
  110     12/10/2014    83,690,873.20        195,708.74
  111     01/10/2015    83,495,164.46        183,746.36
  112     02/10/2015    83,311,418.10        184,624.17
  113     03/10/2015    83,126,793.93        223,937.44
  114     04/10/2015    82,902,856.49        186,576.00
  115     05/10/2015    82,716,280.49        200,214.49
  116     06/10/2015    82,516,066.00        188,423.82
  117     07/10/2015    82,327,642.18        202,011.24
  118     08/10/2015    82,125,630.94        190,289.05
  119     09/10/2015    81,935,341.89        191,198.12
  120     10/10/2015    81,744,143.77     81,744,143.77

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2005-5
Wateridge Office Park

-------------------------------------------------------------
              PAYMENT                               PRINCIPAL
  PERIOD        DATE         BEG BALANCE             PAYMENT
-------------------------------------------------------------
     1       11/10/2005     90,000,000.00               0.00
     2       12/10/2005     90,000,000.00               0.00
     3       01/10/2006     90,000,000.00               0.00
     4       02/10/2006     90,000,000.00               0.00
     5       03/10/2006     90,000,000.00               0.00
     6       04/10/2006     90,000,000.00               0.00
     7       05/10/2006     90,000,000.00               0.00
     8       06/10/2006     90,000,000.00               0.00
     9       07/10/2006     90,000,000.00               0.00
    10       08/10/2006     90,000,000.00               0.00
    11       09/10/2006     90,000,000.00               0.00
    12       10/10/2006     90,000,000.00               0.00
    13       11/10/2006     90,000,000.00               0.00
    14       12/10/2006     90,000,000.00               0.00
    15       01/10/2007     90,000,000.00               0.00
    16       02/10/2007     90,000,000.00               0.00
    17       03/10/2007     90,000,000.00               0.00
    18       04/10/2007     90,000,000.00               0.00
    19       05/10/2007     90,000,000.00               0.00
    20       06/10/2007     90,000,000.00               0.00
    21       07/10/2007     90,000,000.00               0.00
    22       08/10/2007     90,000,000.00               0.00
    23       09/10/2007     90,000,000.00               0.00
    24       10/10/2007     90,000,000.00               0.00
    25       11/10/2007     90,000,000.00               0.00
    26       12/10/2007     90,000,000.00               0.00
    27       01/10/2008     90,000,000.00               0.00
    28       02/10/2008     90,000,000.00               0.00
    29       03/10/2008     90,000,000.00               0.00
    30       04/10/2008     90,000,000.00               0.00
    31       05/10/2008     90,000,000.00               0.00
    32       06/10/2008     90,000,000.00               0.00
    33       07/10/2008     90,000,000.00               0.00
    34       08/10/2008     90,000,000.00               0.00
    35       09/10/2008     90,000,000.00               0.00
    36       10/10/2008     90,000,000.00               0.00
    37       11/10/2008     90,000,000.00               0.00
    38       12/10/2008     90,000,000.00               0.00
    39       01/10/2009     90,000,000.00               0.00
    40       02/10/2009     90,000,000.00               0.00
    41       03/10/2009     90,000,000.00               0.00
    42       04/10/2009     90,000,000.00               0.00
    43       05/10/2009     90,000,000.00               0.00
    44       06/10/2009     90,000,000.00               0.00
    45       07/10/2009     90,000,000.00               0.00
    46       08/10/2009     90,000,000.00               0.00
    47       09/10/2009     90,000,000.00               0.00
    48       10/10/2009     90,000,000.00               0.00
    49       11/10/2009     90,000,000.00               0.00
    50       12/10/2009     90,000,000.00               0.00
    51       01/10/2010     90,000,000.00               0.00
    52       02/10/2010     90,000,000.00               0.00
    53       03/10/2010     90,000,000.00               0.00
    54       04/10/2010     90,000,000.00               0.00
    55       05/10/2010     90,000,000.00               0.00
    56       06/10/2010     90,000,000.00               0.00
    57       07/10/2010     90,000,000.00               0.00
    58       08/10/2010     90,000,000.00               0.00
    59       09/10/2010     90,000,000.00               0.00
    60       10/10/2010     90,000,000.00         103,812.33
    61       11/10/2010     89,896,187.67          91,228.97
    62       12/10/2010     89,804,958.70         104,660.76
    63       01/10/2011     89,700,297.94          92,109.49
    64       02/10/2011     89,608,188.45          92,523.52
    65       03/10/2011     89,515,664.93         131,878.73
    66       04/10/2011     89,383,786.20          93,532.21
    67       05/10/2011     89,290,253.99         106,899.73
    68       06/10/2011     89,183,354.26          94,433.15
    69       07/10/2011     89,088,921.11         107,775.52
    70       08/10/2011     88,981,145.59          95,342.08
    71       09/10/2011     88,885,803.51          95,770.64
    72       10/10/2011     88,790,032.86         109,075.69
    73       11/10/2011     88,680,957.18          96,691.43
    74       12/10/2011     88,584,265.75         109,970.77
    75       01/10/2012     88,474,294.98          97,620.37
    76       02/10/2012     88,376,674.60          98,059.18
    77       03/10/2012     88,278,615.42         124,100.75
    78       04/10/2012     88,154,514.67          99,057.79
    79       05/10/2012     88,055,456.89         112,271.09
    80       06/10/2012     87,943,185.79         100,007.71
    81       07/10/2012     87,843,178.08         113,194.51
    82       08/10/2012     87,729,983.58         100,966.05
    83       09/10/2012     87,629,017.52         101,419.90
    84       10/10/2012     87,527,597.63         114,567.28
    85       11/10/2012     87,413,030.35         102,390.76
    86       12/10/2012     87,310,639.59         115,511.05
    87       01/10/2013     87,195,128.54         103,370.23
    88       02/10/2013     87,091,758.31         103,834.88
    89       03/10/2013     86,987,923.44         142,141.36
    90       04/10/2013     86,845,782.08         104,940.54
    91       05/10/2013     86,740,841.54         117,989.67
    92       06/10/2013     86,622,851.87         105,942.61
    93       07/10/2013     86,516,909.26         118,963.77
    94       08/10/2013     86,397,945.48         106,953.57
    95       09/10/2013     86,290,991.92         107,434.32
    96       10/10/2013     86,183,557.60         120,413.85
    97       11/10/2013     86,063,143.74         108,458.50
    98       12/10/2013     85,954,685.24         121,409.45
    99       01/10/2014     85,833,275.79         109,491.76
    100      02/10/2014     85,723,784.04         109,983.92
    101      03/10/2014     85,613,800.12         147,720.30
    102      04/10/2014     85,466,079.82         111,142.30
    103      05/10/2014     85,354,937.51         124,018.35
    104      06/10/2014     85,230,919.16         112,199.35
    105      07/10/2014     85,118,719.81         125,045.90
    106      08/10/2014     84,993,673.92         113,265.77
    107      09/10/2014     84,880,408.15         113,774.90
    108      10/10/2014     84,766,633.25         126,577.48
    109      11/10/2014     84,640,055.78         114,855.28
    110      12/10/2014     84,525,200.50         127,627.71
    111      01/10/2015     84,397,572.79         115,945.24
    112      02/10/2015     84,281,627.55         116,466.41
    113      03/10/2015     84,165,161.14         153,601.78
    114      04/10/2015     84,011,559.36         117,680.37
    115      05/10/2015     83,893,878.99         130,373.96
    116      06/10/2015     83,763,505.03         118,795.37
    117      07/10/2015     83,644,709.66         131,457.84
    118      08/10/2015     83,513,251.82         119,920.26
    119      09/10/2015     83,393,331.55      83,393,331.55
-------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2005-5
Sunroad Corporate II

-------------------------------------------------------------
              PAYMENT                               PRINCIPAL
  PERIOD        DATE         BEG BALANCE             PAYMENT
-------------------------------------------------------------
     1       11/10/2005     90,000,000.00               0.00
     2       12/10/2005     90,000,000.00               0.00
     3       01/10/2006     90,000,000.00               0.00
     4       02/10/2006     90,000,000.00               0.00
     5       03/10/2006     90,000,000.00               0.00
     6       04/10/2006     90,000,000.00               0.00
     7       05/10/2006     90,000,000.00               0.00
     8       06/10/2006     90,000,000.00               0.00
     9       07/10/2006     90,000,000.00               0.00
    10       08/10/2006     90,000,000.00               0.00
    11       09/10/2006     90,000,000.00               0.00
    12       10/10/2006     90,000,000.00               0.00
    13       11/10/2006     90,000,000.00               0.00
    14       12/10/2006     90,000,000.00               0.00
    15       01/10/2007     90,000,000.00               0.00
    16       02/10/2007     90,000,000.00               0.00
    17       03/10/2007     90,000,000.00               0.00
    18       04/10/2007     90,000,000.00               0.00
    19       05/10/2007     90,000,000.00               0.00
    20       06/10/2007     90,000,000.00               0.00
    21       07/10/2007     90,000,000.00               0.00
    22       08/10/2007     90,000,000.00               0.00
    23       09/10/2007     90,000,000.00               0.00
    24       10/10/2007     90,000,000.00               0.00
    25       11/10/2007     90,000,000.00               0.00
    26       12/10/2007     90,000,000.00               0.00
    27       01/10/2008     90,000,000.00               0.00
    28       02/10/2008     90,000,000.00               0.00
    29       03/10/2008     90,000,000.00               0.00
    30       04/10/2008     90,000,000.00               0.00
    31       05/10/2008     90,000,000.00               0.00
    32       06/10/2008     90,000,000.00               0.00
    33       07/10/2008     90,000,000.00               0.00
    34       08/10/2008     90,000,000.00               0.00
    35       09/10/2008     90,000,000.00               0.00
    36       10/10/2008     90,000,000.00               0.00
    37       11/10/2008     90,000,000.00               0.00
    38       12/10/2008     90,000,000.00               0.00
    39       01/10/2009     90,000,000.00               0.00
    40       02/10/2009     90,000,000.00               0.00
    41       03/10/2009     90,000,000.00               0.00
    42       04/10/2009     90,000,000.00               0.00
    43       05/10/2009     90,000,000.00               0.00
    44       06/10/2009     90,000,000.00               0.00
    45       07/10/2009     90,000,000.00               0.00
    46       08/10/2009     90,000,000.00               0.00
    47       09/10/2009     90,000,000.00               0.00
    48       10/10/2009     90,000,000.00               0.00
    49       11/10/2009     90,000,000.00               0.00
    50       12/10/2009     90,000,000.00               0.00
    51       01/10/2010     90,000,000.00               0.00
    52       02/10/2010     90,000,000.00               0.00
    53       03/10/2010     90,000,000.00               0.00
    54       04/10/2010     90,000,000.00               0.00
    55       05/10/2010     90,000,000.00               0.00
    56       06/10/2010     90,000,000.00               0.00
    57       07/10/2010     90,000,000.00               0.00
    58       08/10/2010     90,000,000.00               0.00
    59       09/10/2010     90,000,000.00          91,053.11
    60       10/10/2010     89,908,946.89         104,464.93
    61       11/10/2010     89,804,481.96          91,929.72
    62       12/10/2010     89,712,552.23         105,317.07
    63       01/10/2011     89,607,235.16          92,814.09
    64       02/10/2011     89,514,421.07          93,230.23
    65       03/10/2011     89,421,190.85         132,447.34
    66       04/10/2011     89,288,743.51          94,242.06
    67       05/10/2011     89,194,501.45         107,564.85
    68       06/10/2011     89,086,936.60          95,146.87
    69       07/10/2011     88,991,789.72         108,444.40
    70       08/10/2011     88,883,345.32          96,059.68
    71       09/10/2011     88,787,285.64          96,490.37
    72       10/10/2011     88,690,795.27         109,750.39
    73       11/10/2011     88,581,044.88          97,415.06
    74       12/10/2011     88,483,629.81         110,649.26
    75       01/10/2012     88,372,980.55          98,347.93
    76       02/10/2012     88,274,632.62          98,788.88
    77       03/10/2012     88,175,843.74         124,737.64
    78       04/10/2012     88,051,106.10          99,791.07
    79       05/10/2012     87,951,315.03         112,958.93
    80       06/10/2012     87,838,356.10         100,744.94
    81       07/10/2012     87,737,611.16         113,886.18
    82       08/10/2012     87,623,724.98         101,707.25
    83       09/10/2012     87,522,017.73         102,163.26
    84       10/10/2012     87,419,854.47         115,264.90
    85       11/10/2012     87,304,589.57         103,138.11
    86       12/10/2012     87,201,451.46         116,212.53
    87       01/10/2013     87,085,238.93         104,121.58
    88       02/10/2013     86,981,117.36         104,588.41
    89       03/10/2013     86,876,528.94         142,752.34
    90       04/10/2013     86,733,776.60         105,697.38
    91       05/10/2013     86,628,079.22         118,700.34
    92       06/10/2013     86,509,378.88         106,703.47
    93       07/10/2013     86,402,675.41         119,678.35
    94       08/10/2013     86,282,997.05         107,718.47
    95       09/10/2013     86,175,278.59         108,201.43
    96       10/10/2013     86,067,077.16         121,134.48
    97       11/10/2013     85,945,942.67         109,229.67
    98       12/10/2013     85,836,713.00         122,134.02
    99       01/10/2014     85,714,578.99         110,267.00
    100      02/10/2014     85,604,311.99         110,761.38
    101      03/10/2014     85,493,550.61         148,352.93
    102      04/10/2014     85,345,197.68         111,923.14
    103      05/10/2014     85,233,274.54         124,752.28
    104      06/10/2014     85,108,522.26         112,984.28
    105      07/10/2014     84,995,537.98         125,783.80
    106      08/10/2014     84,869,754.17         114,054.81
    107      09/10/2014     84,755,699.36         114,566.18
    108      10/10/2014     84,641,133.18         127,321.54
    109      11/10/2014     84,513,811.65         115,650.69
    110      12/10/2014     84,398,160.95         128,375.77
    111      01/10/2015     84,269,785.18         116,744.80
    112      02/10/2015     84,153,040.38         117,268.23
    113      03/10/2015     84,035,772.15         154,256.43
    114      04/10/2015     83,881,515.72         118,485.62
    115      05/10/2015     83,763,030.10         131,131.55
    116      06/10/2015     83,631,898.55         119,604.79
    117      07/10/2015     83,512,293.75         132,219.48
    118      08/10/2015     83,380,074.28      83,380,074.28
-------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2005-5
San Gabriel Square

-------------------------------------------------------------
              PAYMENT                              PRINCIPAL
  PERIOD        DATE         BEG BALANCE            PAYMENT
-------------------------------------------------------------
     1       11/10/2005     56,935,226.35          56,677.60
     2       12/10/2005     56,878,548.75          65,310.06
     3       01/10/2006     56,813,238.69          57,234.34
     4       02/10/2006     56,756,004.35          57,495.55
     5       03/10/2006     56,698,508.79          82,799.80
     6       04/10/2006     56,615,709.00          58,135.84
     7       05/10/2006     56,557,573.15          66,727.70
     8       06/10/2006     56,490,845.45          58,705.71
     9       07/10/2006     56,432,139.74          67,281.70
    10       08/10/2006     56,364,858.04          59,280.70
    11       09/10/2006     56,305,577.34          59,551.25
    12       10/10/2006     56,246,026.09          68,103.70
    13       11/10/2006     56,177,922.39          60,133.85
    14       12/10/2006     56,117,788.53          68,670.08
    15       01/10/2007     56,049,118.45          60,721.70
    16       02/10/2007     55,988,396.75          60,998.83
    17       03/10/2007     55,927,397.92          85,978.49
    18       04/10/2007     55,841,419.43          61,669.62
    19       05/10/2007     55,779,749.82          70,163.09
    20       06/10/2007     55,709,586.73          62,271.29
    21       07/10/2007     55,647,315.44          70,748.01
    22       08/10/2007     55,576,567.44          62,878.37
    23       09/10/2007     55,513,689.07          63,165.34
    24       10/10/2007     55,450,523.72          71,617.17
    25       11/10/2007     55,378,906.55          63,780.47
    26       12/10/2007     55,315,126.08          72,215.18
    27       01/10/2008     55,242,910.90          64,401.14
    28       02/10/2008     55,178,509.76          64,695.06
    29       03/10/2008     55,113,814.70          81,218.28
    30       04/10/2008     55,032,596.42          65,360.99
    31       05/10/2008     54,967,235.42          73,751.69
    32       06/10/2008     54,893,483.73          65,995.89
    33       07/10/2008     54,827,487.84          74,368.91
    34       08/10/2008     54,753,118.93          66,636.50
    35       09/10/2008     54,686,482.43          66,940.62
    36       10/10/2008     54,619,541.81          75,287.34
    37       11/10/2008     54,544,254.47          67,589.73
    38       12/10/2008     54,476,664.74          75,918.38
    39       01/10/2009     54,400,746.36          68,244.69
    40       02/10/2009     54,332,501.67          68,556.15
    41       03/10/2009     54,263,945.52          92,835.61
    42       04/10/2009     54,171,109.91          69,292.72
    43       05/10/2009     54,101,817.19          77,573.96
    44       06/10/2009     54,024,243.23          69,963.01
    45       07/10/2009     53,954,280.22          78,225.58
    46       08/10/2009     53,876,054.64          70,639.32
    47       09/10/2009     53,805,415.32          70,961.71
    48       10/10/2009     53,734,453.61          79,196.48
    49       11/10/2009     53,655,257.13          71,647.02
    50       12/10/2009     53,583,610.11          79,862.71
    51       01/10/2010     53,503,747.40          72,338.49
    52       02/10/2010     53,431,408.91          72,668.64
    53       03/10/2010     53,358,740.28          96,567.07
    54       04/10/2010     53,262,173.21          73,441.01
    55       05/10/2010     53,188,732.20          81,606.75
    56       06/10/2010     53,107,125.45          74,148.63
    57       07/10/2010     53,032,976.82          82,294.67
    58       08/10/2010     52,950,682.15          74,862.62
    59       09/10/2010     52,875,819.53          75,204.28
    60       10/10/2010     52,800,615.25          83,320.93
    61       11/10/2010     52,717,294.32          75,927.78
    62       12/10/2010     52,641,366.54          84,024.28
    63       01/10/2011     52,557,342.26          76,657.78
    64       02/10/2011     52,480,684.48          77,007.64
    65       03/10/2011     52,403,676.84         100,504.05
    66       04/10/2011     52,303,172.79          77,817.78
    67       05/10/2011     52,225,355.01          85,861.67
    68       06/10/2011     52,139,493.35          78,564.80
    69       07/10/2011     52,060,928.55          86,587.88
    70       08/10/2011     51,974,340.67          79,318.53
    71       09/10/2011     51,895,022.13          79,680.54
    72       10/10/2011     51,815,341.60          87,672.56
    73       11/10/2011     51,727,669.04          80,444.32
    74       12/10/2011     51,647,224.72          88,415.07
    75       01/10/2012     51,558,809.65          81,214.97
    76       02/10/2012     51,477,594.68          81,585.63
    77       03/10/2012     51,396,009.05          97,091.24
    78       04/10/2012     51,298,917.81          82,401.09
    79       05/10/2012     51,216,516.72          90,317.37
    80       06/10/2012     51,126,199.35          83,189.36
    81       07/10/2012     51,043,009.99          91,083.69
    82       08/10/2012     50,951,926.30          83,984.72
    83       09/10/2012     50,867,941.58          84,368.02
    84       10/10/2012     50,783,573.57          92,229.53
    85       11/10/2012     50,691,344.03          85,173.99
    86       12/10/2012     50,606,170.05          93,013.07
    87       01/10/2013     50,513,156.98          85,987.21
    88       02/10/2013     50,427,169.77          86,379.65
    89       03/10/2013     50,340,790.12         109,007.73
    90       04/10/2013     50,231,782.39          87,271.38
    91       05/10/2013     50,144,511.01          95,052.06
    92       06/10/2013     50,049,458.95          88,103.48
    93       07/10/2013     49,961,355.47          95,861.00
    94       08/10/2013     49,865,494.48          88,943.07
    95       09/10/2013     49,776,551.40          89,349.00
    96       10/10/2013     49,687,202.40          97,071.84
    97       11/10/2013     49,590,130.56          90,199.80
    98       12/10/2013     49,499,930.76          97,898.96
    99       01/10/2014     49,402,031.80          91,058.27
    100      02/10/2014     49,310,973.54          91,473.85
    101      03/10/2014     49,219,499.69         113,629.93
    102      04/10/2014     49,105,869.76          92,409.92
    103      05/10/2014     49,013,459.84         100,047.54
    104      06/10/2014     48,913,412.30          93,288.27
    105      07/10/2014     48,820,124.03         100,901.44
    106      08/10/2014     48,719,222.60          94,174.53
    107      09/10/2014     48,625,048.07          94,604.33
    108      10/10/2014     48,530,443.73         102,180.86
    109      11/10/2014     48,428,262.88          95,502.44
    110      12/10/2014     48,332,760.44         103,053.96
    111      01/10/2015     48,229,706.48          96,408.63
    112      02/10/2015     48,133,297.85          96,848.63
    113      03/10/2015     48,036,449.22         118,506.73
    114      04/10/2015     47,917,942.49          97,831.48
    115      05/10/2015     47,820,111.01         105,318.16
    116      06/10/2015     47,714,792.85          98,758.64
    117      07/10/2015     47,616,034.21         106,219.50
    118      08/10/2015     47,509,814.71          99,694.13
    119      09/10/2015     47,410,120.58      47,410,120.58
-------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2005-5
Sothebys

----------------------------------------------------
            PAYMENT                        PRINCIPAL
  PERIO      DATE      BEG BALANCE          PAYMENT
----------------------------------------------------
   1      11/10/2005 100,000,000.00          0.00
   2      12/10/2005 100,000,000.00          0.00
   3      01/10/2006 100,000,000.00          0.00
   4      02/10/2006 100,000,000.00          0.00
   5      03/10/2006 100,000,000.00          0.00
   6      04/10/2006 100,000,000.00          0.00
   7      05/10/2006 100,000,000.00          0.00
   8      06/10/2006 100,000,000.00          0.00
   9      07/10/2006 100,000,000.00          0.00
   10     08/10/2006 100,000,000.00          0.00
   11     09/10/2006 100,000,000.00          0.00
   12     10/10/2006 100,000,000.00          0.00
   13     11/10/2006 100,000,000.00          0.00
   14     12/10/2006 100,000,000.00          0.00
   15     01/10/2007 100,000,000.00          0.00
   16     02/10/2007 100,000,000.00          0.00
   17     03/10/2007 100,000,000.00          0.00
   18     04/10/2007 100,000,000.00          0.00
   19     05/10/2007 100,000,000.00          0.00
   20     06/10/2007 100,000,000.00          0.00
   21     07/10/2007 100,000,000.00          0.00
   22     08/10/2007 100,000,000.00          0.00
   23     09/10/2007 100,000,000.00          0.00
   24     10/10/2007 100,000,000.00          0.00
   25     11/10/2007 100,000,000.00          0.00
   26     12/10/2007 100,000,000.00          0.00
   27     01/10/2008 100,000,000.00          0.00
   28     02/10/2008 100,000,000.00          0.00
   29     03/10/2008 100,000,000.00          0.00
   30     04/10/2008 100,000,000.00          0.00
   31     05/10/2008 100,000,000.00          0.00
   32     06/10/2008 100,000,000.00          0.00
   33     07/10/2008 100,000,000.00          0.00
   34     08/10/2008 100,000,000.00          0.00
   35     09/10/2008 100,000,000.00          0.00
   36     10/10/2008 100,000,000.00          0.00
   37     11/10/2008 100,000,000.00          0.00
   38     12/10/2008 100,000,000.00          0.00
   39     01/10/2009 100,000,000.00          0.00
   40     02/10/2009 100,000,000.00          0.00
   41     03/10/2009 100,000,000.00          0.00
   42     04/10/2009 100,000,000.00          0.00
   43     05/10/2009 100,000,000.00          0.00
   44     06/10/2009 100,000,000.00          0.00
   45     07/10/2009 100,000,000.00          0.00
   46     08/10/2009 100,000,000.00          0.00
   47     09/10/2009 100,000,000.00          0.00
   48     10/10/2009 100,000,000.00          0.00
   49     11/10/2009 100,000,000.00          0.00
   50     12/10/2009 100,000,000.00          0.00
   51     01/10/2010 100,000,000.00          0.00
   52     02/10/2010 100,000,000.00          0.00
   53     03/10/2010 100,000,000.00          0.00
   54     04/10/2010 100,000,000.00          0.00
   55     05/10/2010 100,000,000.00          0.00
   56     06/10/2010 100,000,000.00          0.00
   57     07/10/2010 100,000,000.00          0.00
   58     08/10/2010 100,000,000.00     94,599.06
   59     09/10/2010  99,905,400.94     95,045.62
   60     10/10/2010  99,810,355.32    110,693.20
   61     11/10/2010  99,699,662.12     96,016.84
   62     12/10/2010  99,603,645.28    111,637.52
   63     01/10/2011  99,492,007.76     96,997.09
   64     02/10/2011  99,395,010.67     97,454.98
   65     03/10/2011  99,297,555.69    143,277.46
   66     04/10/2011  99,154,278.23     98,591.38
   67     05/10/2011  99,055,686.85    114,140.77
   68     06/10/2011  98,941,546.08     99,595.61
   69     07/10/2011  98,841,950.47    115,117.19
   70     08/10/2011  98,726,833.28    100,609.18
   71     09/10/2011  98,626,224.09    101,084.12
   72     10/10/2011  98,525,139.97    116,564.49
   73     11/10/2011  98,408,575.48    102,111.56
   74     12/10/2011  98,306,463.93    117,563.47
   75     01/10/2012  98,188,900.45    103,148.56
   76     02/10/2012  98,085,751.90    103,635.48
   77     03/10/2012  97,982,116.42    133,965.70
   78     04/10/2012  97,848,150.72    104,757.10
   79     05/10/2012  97,743,393.61    120,135.77
   80     06/10/2012  97,623,257.85    105,818.73
   81     07/10/2012  97,517,439.11    121,168.00
   82     08/10/2012  97,396,271.11    106,890.25
   83     09/10/2012  97,289,380.86    107,394.84
   84     10/10/2012  97,181,986.02    122,700.46
   85     11/10/2012  97,059,285.56    108,481.03
   86     12/10/2012  96,950,804.53    123,756.58
   87     01/10/2013  96,827,047.95    109,577.33
   88     02/10/2013  96,717,470.62    110,094.60
   89     03/10/2013  96,607,376.01    154,747.79
   90     04/10/2013  96,452,628.23    111,344.82
   91     05/10/2013  96,341,283.41    126,541.07
   92     06/10/2013  96,214,742.33    112,467.79
   93     07/10/2013  96,102,274.54    127,632.95
   94     08/10/2013  95,974,641.60    113,601.21
   95     09/10/2013  95,861,040.39    114,137.48
   96     10/10/2013  95,746,902.91    129,256.40
   97     11/10/2013  95,617,646.51    115,286.45
   98     12/10/2013  95,502,360.06    130,373.56
   99     01/10/2014  95,371,986.51    116,446.11
  100     02/10/2014  95,255,540.39    116,995.81
  101     03/10/2014  95,138,544.59    161,010.56
  102     04/10/2014  94,977,534.03    118,308.17
  103     05/10/2014  94,859,225.86    133,311.61
  104     06/10/2014  94,725,914.25    119,495.97
  105     07/10/2014  94,606,418.29    134,466.52
  106     08/10/2014  94,471,951.77    120,694.82
  107     09/10/2014  94,351,256.95    121,264.58
  108     10/10/2014  94,229,992.37    136,186.16
  109     11/10/2014  94,093,806.21    122,479.90
  110     12/10/2014  93,971,326.31    137,367.83
  111     01/10/2015  93,833,958.48    123,706.54
  112     02/10/2015  93,710,251.94    124,290.51
  113     03/10/2015  93,585,961.42    167,630.43
  114     04/10/2015  93,418,331.00    125,668.56
  115     05/10/2015  93,292,662.44    140,468.19
  116     06/10/2015  93,152,194.25    126,924.89
  117     07/10/2015  93,025,269.36 93,025,269.36
--------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2005-5
Torre Mayor

--------------------------------------------------------
                 PAYMENT                       PRINCIPAL
   PERIOD          DATE      BEG BALANCE        PAYMENT
--------------------------------------------------------
      1          11/10/2005 55,000,000.00          0.00
      2          12/10/2005 55,000,000.00          0.00
      3          01/10/2006 55,000,000.00          0.00
      4          02/10/2006 55,000,000.00          0.00
      5          03/10/2006 55,000,000.00          0.00
      6          04/10/2006 55,000,000.00          0.00
      7          05/10/2006 55,000,000.00     40,443.55
      8          06/10/2006 54,959,556.45     29,177.74
      9          07/10/2006 54,930,378.71     40,881.35
      10         08/10/2006 54,889,497.36     29,632.98
      11         09/10/2006 54,859,864.38     29,825.53
      12         10/10/2006 54,830,038.85     41,512.32
      13         11/10/2006 54,788,526.52     30,289.08
      14         12/10/2006 54,758,237.44     41,963.83
      15         01/10/2007 54,716,273.61     30,758.58
      16         02/10/2007 54,685,515.03     30,958.45
      17         03/10/2007 54,654,556.58     65,528.22
      18         04/10/2007 54,589,028.36     31,585.41
      19         05/10/2007 54,557,442.95     43,226.50
      20         06/10/2007 54,514,216.46     32,071.53
      21         07/10/2007 54,482,144.92     43,700.00
      22         08/10/2007 54,438,444.93     32,563.89
      23         09/10/2007 54,405,881.03     32,775.49
      24         10/10/2007 54,373,105.54     44,385.67
      25         11/10/2007 54,328,719.87     33,276.88
      26         12/10/2007 54,295,442.99     44,874.04
      27         01/10/2008 54,250,568.95     33,784.70
      28         02/10/2008 54,216,784.25     34,004.23
      29         03/10/2008 54,182,780.02     56,939.81
      30         04/10/2008 54,125,840.20     34,595.18
      31         05/10/2008 54,091,245.02     46,158.10
      32         06/10/2008 54,045,086.92     35,119.91
      33         07/10/2008 54,009,967.01     46,669.21
      34         08/10/2008 53,963,297.80     35,651.37
      35         09/10/2008 53,927,646.43     35,883.03
      36         10/10/2008 53,891,763.39     47,412.51
      37         11/10/2008 53,844,350.88     36,424.28
      38         12/10/2008 53,807,926.60     47,939.71
      39         01/10/2009 53,759,986.89     36,972.48
      40         02/10/2009 53,723,014.42     37,212.72
      41         03/10/2009 53,685,801.70     71,213.95
      42         04/10/2009 53,614,587.75     37,917.27
      43         05/10/2009 53,576,670.48     49,393.92
      44         06/10/2009 53,527,276.55     38,484.61
      45         07/10/2009 53,488,791.94     49,946.53
      46         08/10/2009 53,438,845.41     39,059.24
      47         09/10/2009 53,399,786.17     39,313.04
      48         10/10/2009 53,360,473.13     50,753.44
      49         11/10/2009 53,309,719.69     39,898.29
      50         12/10/2009 53,269,821.41     51,323.49
      51         01/10/2010 53,218,497.92     40,491.04
      52         02/10/2010 53,178,006.87     40,754.15
      53         03/10/2010 53,137,252.72     74,433.44
      54         04/10/2010 53,062,819.28     41,502.63
      55         05/10/2010 53,021,316.65     52,886.17
      56         06/10/2010 52,968,430.48     42,115.97
      57         07/10/2010 52,926,314.51     53,483.58
      58         08/10/2010 52,872,830.94     42,737.17
      59         09/10/2010 52,830,093.77     43,014.87
      60         10/10/2010 52,787,078.90     54,359.14
      61         11/10/2010 52,732,719.77     43,647.60
      62         12/10/2010 52,689,072.17     54,975.44
      63         01/10/2011 52,634,096.73     44,288.45
      64         02/10/2011 52,589,808.28     44,576.23
      65         03/10/2011 52,545,232.05     77,908.08
      66         04/10/2011 52,467,323.97     45,372.13
      67         05/10/2011 52,421,951.85     56,655.18
      68         06/10/2011 52,365,296.67     46,035.10
      69         07/10/2011 52,319,261.57     57,300.93
      70         08/10/2011 52,261,960.65     46,706.57
      71         09/10/2011 52,215,254.08     47,010.06
      72         10/10/2011 52,168,244.02     58,250.58
      73         11/10/2011 52,109,993.44     47,694.04
      74         12/10/2011 52,062,299.40     58,916.79
      75         01/10/2012 52,003,382.61     48,386.79
      76         02/10/2012 51,954,995.81     48,701.21
      77         03/10/2012 51,906,294.61     70,777.94
      78         04/10/2012 51,835,516.67     49,477.58
      79         05/10/2012 51,786,039.09     60,654.01
      80         06/10/2012 51,725,385.08     50,193.21
      81         07/10/2012 51,675,191.88     61,351.05
      82         08/10/2012 51,613,840.83     50,918.01
      83         09/10/2012 51,562,922.81     51,248.88
      84         10/10/2012 51,511,673.94     62,379.31
      85         11/10/2012 51,449,294.63     51,987.23
      86         12/10/2012 51,397,307.40     63,098.48
      87         01/10/2013 51,334,208.92     52,735.05
      88         02/10/2013 51,281,473.88     53,077.72
      89         03/10/2013 51,228,396.16     85,636.73
      90         04/10/2013 51,142,759.43     53,979.07
      91         05/10/2013 51,088,780.35     65,038.60
      92         06/10/2013 51,023,741.75     54,752.44
      93         07/10/2013 50,968,989.30     65,791.89
      94         08/10/2013 50,903,197.41     55,535.74
      95         09/10/2013 50,847,661.68     55,896.60
      96         10/10/2013 50,791,765.08     66,906.33
      97         11/10/2013 50,724,858.74     56,694.57
      98         12/10/2013 50,668,164.17     67,683.58
      99         01/10/2014 50,600,480.59     57,502.77
     100         02/10/2014 50,542,977.82     57,876.42
     101         03/10/2014 50,485,101.40     89,999.21
     102         04/10/2014 50,395,102.19     58,837.31
     103         05/10/2014 50,336,264.88     69,770.67
     104         06/10/2014 50,266,494.20     59,673.00
     105         07/10/2014 50,206,821.21     70,584.66
     106         08/10/2014 50,136,236.55     60,519.40
     107         09/10/2014 50,075,717.15     60,912.66
     108         10/10/2014 50,014,804.49     71,792.12
     109         11/10/2014 49,943,012.37     61,774.96
     110         12/10/2014 49,881,237.40     72,632.04
     111         01/10/2015 49,808,605.37     62,648.33
     112         02/10/2015 49,745,957.04     63,055.42
     113         03/10/2015 49,682,901.62     94,707.41
     114         04/10/2015 49,588,194.20     64,080.55
     115         05/10/2015 49,524,113.65     74,877.75
     116         06/10/2015 49,449,235.90     64,983.50
     117         07/10/2015 49,384,252.40     75,757.24
     118         08/10/2015 49,308,495.16     65,898.02
     119         09/10/2015 49,242,597.14 49,242,597.14
--------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                            1                 2                3                 4                 5
                       CUT-OFF         PERIOD 1-6        PERIOD 7-12      PERIOD 13-18      PERIOD 19-24      PERIOD 25-30
CLASS    RATING        BALANCE       PAC IO NOTIONAL   PAC IO NOTIONAL  PAC IO NOTIONAL    PAC IO NOTIONAL  PAC IO NOTIONAL
-----  ---------  ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

A-1    AAA/Aaa       65,500,000.00     62,038,000.00     57,552,000.00     20,025,000.00                --                --
A-2    AAA/Aaa      245,000,000.00    245,000,000.00    245,000,000.00    245,000,000.00    222,396,000.00    180,201,000.00
A-3A   AAA/Aaa      114,950,000.00    114,950,000.00    114,950,000.00    114,950,000.00    114,950,000.00    114,950,000.00
A-3B   AAA/Aaa       50,000,000.00     50,000,000.00     50,000,000.00     50,000,000.00     50,000,000.00     50,000,000.00
A-SB   AAA/Aaa       99,086,000.00     99,086,000.00     99,086,000.00     99,086,000.00     99,086,000.00     99,086,000.00
A-4    AAA/Aaa      799,100,000.00    799,100,000.00    799,100,000.00    799,100,000.00    799,100,000.00    799,100,000.00
A-M    AAA/Aaa      196,234,000.00    196,234,000.00    196,234,000.00    196,234,000.00    196,234,000.00    196,234,000.00
AJ     AAA/Aaa      120,193,000.00    120,193,000.00    120,193,000.00    120,193,000.00    120,193,000.00    120,193,000.00
B      AA/Aa2        41,700,000.00     41,700,000.00     41,700,000.00     41,700,000.00     41,700,000.00     41,700,000.00
C      AA-/Aa3       19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00
D      A/A2          36,793,000.00     36,793,000.00     36,793,000.00     36,793,000.00     36,793,000.00     36,793,000.00
E      A-/A3         19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00
F      BBB+/Baa1     24,529,000.00     24,529,000.00     24,529,000.00     24,529,000.00     24,529,000.00     24,529,000.00
G      BBB/Baa2      26,982,000.00     26,982,000.00     26,982,000.00     26,982,000.00     26,982,000.00     26,982,000.00
H      BBB-/Baa3     24,529,000.00     24,529,000.00     24,529,000.00     24,529,000.00     24,529,000.00     24,529,000.00
J      BB+/Ba1       12,265,000.00     12,265,000.00     12,265,000.00     12,265,000.00     12,265,000.00     12,265,000.00
K      BB/Ba2        12,265,000.00     12,265,000.00     12,265,000.00     12,265,000.00     12,265,000.00     12,265,000.00
L      BB-/Ba3        4,905,000.00      4,905,000.00      4,905,000.00      4,905,000.00      4,905,000.00      1,023,000.00
                  ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
Total             1,913,279,000.00  1,909,817,000.00  1,905,331,000.00  1,867,804,000.00  1,825,175,000.00  1,779,098,000.00
                  ================  ================  ================  ================  ================  ================

              6                 7                 8                 9                 10                11                12
         PERIOD 31-36      PERIOD 37-42      PERIOD 43-48      PERIOD 49-54      PERIOD 55-60      PERIOD 61-66      PERIOD 67-72
CLASS   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL
-----  ----------------  ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

A-1                  --                --                --                --                --                --                --
A-2       88,220,000.00     47,554,000.00      8,372,000.00                --                --                --                --
A-3A     114,950,000.00    114,950,000.00    114,950,000.00     85,215,000.00                --                --                --
A-3B      50,000,000.00     50,000,000.00     50,000,000.00     50,000,000.00                --                --                --
A-SB      99,086,000.00     99,086,000.00     99,086,000.00     99,086,000.00     43,191,000.00      8,554,000.00                --
A-4      799,100,000.00    799,100,000.00    799,100,000.00    799,100,000.00    799,100,000.00    799,100,000.00    774,453,000.00
A-M      196,234,000.00    196,234,000.00    196,234,000.00    196,234,000.00    196,234,000.00    196,234,000.00    196,234,000.00
AJ       120,193,000.00    120,193,000.00    120,193,000.00    120,193,000.00    120,193,000.00    120,193,000.00    120,193,000.00
B         41,700,000.00     41,700,000.00     41,700,000.00     41,700,000.00     41,700,000.00     41,700,000.00     41,700,000.00
C         19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00
D         36,793,000.00     36,793,000.00     36,793,000.00     36,793,000.00     36,793,000.00     36,793,000.00     36,793,000.00
E         19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00     19,624,000.00     15,505,000.00
F         24,529,000.00     24,529,000.00     24,529,000.00     24,529,000.00     20,721,000.00      8,074,000.00                --
G         26,982,000.00     26,982,000.00     26,208,000.00     10,920,000.00                --                --                --
H         24,529,000.00     15,609,000.00                --                --                --                --                --
J          8,028,000.00                --                --                --                --                --                --
K                    --                --                --                --                --                --                --
L                    --                --                --                --                --                --                --
       ----------------  ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
Total  1,669,592,000.00  1,611,978,000.00  1,556,413,000.00  1,503,018,000.00  1,297,180,000.00  1,249,896,000.00  1,204,502,000.00
       ================  ================  ================  ================  ================  ================  ================

              13                14                15               16
         PERIOD 73-78      PERIOD 79-84      PERIOD 85-90     PERIOD 91-96
CLASS   PAC IO NOTIONAL   PAC IO NOTIONAL  PAC IO NOTIONAL  PAC IO NOTIONAL
-----  ----------------  ----------------  ---------------  ---------------

A-1                  --                --         --               --
A-2                  --                --         --               --
A-3A                 --                --         --               --
A-3B                 --                --         --               --
A-SB                 --                --         --               --
A-4      652,853,000.00    600,383,000.00         --               --
A-M      196,234,000.00    196,234,000.00         --               --
AJ       120,193,000.00    120,193,000.00         --               --
B         41,700,000.00     41,700,000.00         --               --
C         19,624,000.00     19,624,000.00         --               --
D         36,793,000.00     30,035,000.00         --               --
E          3,782,000.00                --         --               --
F                    --                --         --               --
G                    --                --         --               --
H                    --                --         --               --
J                    --                --         --               --
K                    --                --         --               --
L                    --                --         --               --
       ----------------  ----------------        ---              ---
Total  1,071,179,000.00  1,008,169,000.00         --               --
       ================  ================        ===              ===

                        PAC IO SCHEDULED
PAYMENT DATE   PERIOD          WAC
------------   ------   ----------------
  10/1/2005       0
  11/1/2005       1         5.371500%
  12/1/2005       2         5.199100%
   1/1/2006       3         5.199000%
   2/1/2006       4         5.198900%
   3/1/2006       5         5.199000%
   4/1/2006       6         5.371000%
   5/1/2006       7         5.192000%
   6/1/2006       8         5.364000%
   7/1/2006       9         5.191900%
   8/1/2006      10         5.363800%
   9/1/2006      11         5.363800%
  10/1/2006      12         5.191700%
  11/1/2006      13         5.363600%
  12/1/2006      14         5.191500%
   1/1/2007      15         5.191400%
   2/1/2007      16         5.191400%
   3/1/2007      17         5.191500%
   4/1/2007      18         5.363200%
   5/1/2007      19         5.191100%
   6/1/2007      20         5.363000%
   7/1/2007      21         5.191000%
   8/1/2007      22         5.364700%
   9/1/2007      23         5.364600%
  10/1/2007      24         5.196600%
  11/1/2007      25         5.368700%
  12/1/2007      26         5.196400%
   1/1/2008      27         5.368500%
   2/1/2008      28         5.196200%
   3/1/2008      29         5.197100%
   4/1/2008      30         5.368200%
   5/1/2008      31         5.195900%
   6/1/2008      32         5.368000%
   7/1/2008      33         5.195700%
   8/1/2008      34         5.367800%
   9/1/2008      35         5.367700%
  10/1/2008      36         5.188600%
  11/1/2008      37         5.360300%
  12/1/2008      38         5.188300%
   1/1/2009      39         5.188100%
   2/1/2009      40         5.188000%
   3/1/2009      41         5.189600%
   4/1/2009      42         5.359500%
   5/1/2009      43         5.187500%
   6/1/2009      44         5.359200%
   7/1/2009      45         5.187200%
   8/1/2009      46         5.358900%
   9/1/2009      47         5.358700%
  10/1/2009      48         5.186700%
  11/1/2009      49         5.358400%
  12/1/2009      50         5.186500%
   1/1/2010      51         5.186400%
   2/1/2010      52         5.186300%
   3/1/2010      53         5.188700%
   4/1/2010      54         5.357900%
   5/1/2010      55         5.186000%
   6/1/2010      56         5.358500%
   7/1/2010      57         5.171900%
   8/1/2010      58         5.352400%
   9/1/2010      59         5.352800%
  10/1/2010      60         5.179100%
  11/1/2010      61         5.352600%
  12/1/2010      62         5.178800%
   1/1/2011      63         5.178700%
   2/1/2011      64         5.178600%
   3/1/2011      65         5.179600%
   4/1/2011      66         5.351900%
   5/1/2011      67         5.178200%
   6/1/2011      68         5.351600%
   7/1/2011      69         5.177900%
   8/1/2011      70         5.351400%
   9/1/2011      71         5.351200%
  10/1/2011      72         5.177500%
  11/1/2011      73         5.351000%
  12/1/2011      74         5.179900%
   1/1/2012      75         5.353500%
   2/1/2012      76         5.179700%
   3/1/2012      77         5.179900%
   4/1/2012      78         5.353200%
   5/1/2012      79         5.176900%
   6/1/2012      80         5.350300%
   7/1/2012      81         5.176600%
   8/1/2012      82         5.349900%
   9/1/2012      83         5.349800%
  10/1/2012      84         5.176100%

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** PX GUIDANCE

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc
Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Class Size($mm) (S&P/M) Sub Lvl WAL PrinWindow Px Guid
A-1 66.5 AAA/Aaa 30.000% 3.10 1-58 S+11a
A-2 250.3 AAA/Aaa 30.000% 4.90 58-59 S+26a
A-3 165.0 AAA/Aaa 30.000% 6.56 78-81 S+35a
A-SB 99.8 AAA/Aaa 30.000% 7.33 59-113 S+29a
A-4 802.6 AAA/Aaa 30.000% 9.80 113-119 S+30a
A-M 197.7 AAA/Aaa 20.000% 9.91 119-119 S+36a
A-J 121.1 AAA/Aaa 13.875% 9.91 119-119 S+40a
B 42.0 AA/Aa2 11.750% 9.91 119-119 S+47a
C 19.8 AA-/Aa3 10.750% 9.91 119-119 S+50a
D 37.1 A/A2 8.875% 9.98 119-120 S+57a
XP 1924.4 AAA/Aaa Approx Procceds $19mm T+70a

Expected Timing
Launch/Price - Thur Sept 29th/Fri Sept 30th
Settlement - October 13, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** EOD STATUS

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc
Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Class Size($mm) (S&P/M) Sub Lvl WAL PrinWindow Px Guid Status
A-1 66.5 AAA/Aaa 30.000% 3.10 1-58 S+11a 0.2x
A-2 250.3 AAA/Aaa 30.000% 4.90 58-59 S+26a 0.3x
A-3 165.0 AAA/Aaa 30.000% 6.56 78-81 S+35a
A-SB 99.8 AAA/Aaa 30.000% 7.33 59-113 S+29a 1+x
A-4 802.6 AAA/Aaa 30.000% 9.80 113-119 S+30a 0.2x
A-M 197.7 AAA/Aaa 20.000% 9.91 119-119 S+36a 0.8x
A-J 121.1 AAA/Aaa 13.875% 9.91 119-119 S+40a
B 42.0 AA/Aa2 11.750% 9.91 119-119 S+47a
C 19.8 AA-/Aa3 10.750% 9.91 119-119 S+50a
D 37.1 A/A2 8.875% 9.98 119-120 S+57a 0.4x
XP 1924.4 AAA/Aaa Approx Procceds $19mm T+70a 1.0x

Expected Timing
Launch/Price - Thur Sept 29th/Fri Sept 30th
Settlement - October 13, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

This diskette accompanies the prospectus supplement and prospectus (together, the "Prospectus") relating to the Commercial Mortgage Pass-Through Certificates
Series 2005-5 (the "Certificates").

The information set forth on this diskette is an electronic copy of certain information set forth on Annexes A and B to the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates, particularly with respect to the structure of the underlying trust fund and the risks and special considerations associated with an investment in the Certificates. Such information is described in the Prospectus.

Information on this diskette is subject to completion. The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor should carefully review, and rely solely on, the final prospectus. NOTHING IN THIS DISKETTE
SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE
CERTIFICATES.

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** EOD STATUS11

Banc of America Commercial Mortgage Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital
Inc Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Class Size($mm) (S&P/M) Sub Lvl WAL PrinWindow Px Guid Status
A-1 66.5 AAA/Aaa 30.000% 3.10 1-58 S+11a 0.5x
A-2 250.3 AAA/Aaa 30.000% 4.90 58-59 S+26a 0.9x
A-3 165.0 AAA/Aaa 30.000% 6.56 78-81 S+35a 0.1x A-SB 99.8
AAA/Aaa 30.000% 7.33 59-113 S+29a Subj
A-4 802.6 AAA/Aaa 30.000% 9.80 113-119 S+30a 0.5x
A-M 197.7 AAA/Aaa 20.000% 9.91 119-119 S+36a 0.9x
A-J 121.1 AAA/Aaa 13.875% 9.91 119-119 S+40a 0.5x
B 42.0 AA/Aa2 11.750% 9.91 119-119 S+47a 0.2x
C 19.8 AA-/Aa3 10.750% 9.91 119-119 S+50a
D 37.1 A/A2 8.875% 9.98 119-120 S+57a Subj
XP 1924.4 AAA/Aaa Approx Procceds $19mm T+70a Subj

Expected Timing
Launch/Price - Thur Sept 29th/Fri Sept 30th
Settlement - October 13, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** PRICED

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-5 $1.962B** NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc
Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Expected Timing
Settlement - October 13, 2005
Dated Date - October 1, 2005
Legal Final - October 10, 2045
1st Coupon Pay Date - November 10, 2005

Class Size($mm)(S&P/M) Wal Sprd Yld Cpn Mod Dur Px Cusip
A-1 65.5 AAA/Aaa 3.10 S+12 4.7193 4.7160 2.777 100.002097 05947U2M9
A-2 245.0 AAA/Aaa 4.90 S+26 4.9068 5.0010 4.255 100.500231 05947U2N7
A-3A 115.0 AAA/Aaa 6.50 S+37 5.0582 5.1200 5.410 100.505321 05947U2P2
A-3B 50.0 AAA/Aaa 6.70 S+39 5.0825 5.4015* 5.520 101.390749 05947U3Y2
A-SB 99.1 AAA/Aaa 7.33 S+29 4.9992 5.0510 5.966 100.503029 05947U2Q0
A-4 799.1 AAA/Aaa 9.80 S+31 5.0860 5.1150 7.540 100.505795 05947U2R8
A-M 196.2 AAA/Aaa 9.91 S+37 5.1489 5.1760 7.582 100.502727 05947U2S6
A-J 120.2 AAA/Aaa 9.91 S+42 5.1989 5.3315* 7.562 100.503883 05947U2T4
B 41.7 AA/Aa2 9.91 S+49 5.2689 5.4015* 7.536 100.511726 05947U2V9
C 19.6 AA-/Aa3 9.91 S+52 5.2989 5.4015* 7.532 100.284394 05947U2W7
D 36.8 A/A2 9.99 S+58 5.3611 5.4015* 7.570 99.815231 05947U2X5
XP 1909.8 AAA/Aaa T+67 4.8737 0.2400 0.622319 05947U2U1
XP is Notional Balance
** 3 loans were dropped and class sizes were adjusted
   #58957 Oak Tree Village - $7,210,000
   #59216 Country Club Shopping Ctr - $5,850,000
   #59170 Brookshire Brothers - $1,897,926
*  WAC or WAC-Strip

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** PX SPREADS

Banc of America Commercial Mortgage Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-5 $1.913B** NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc
Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Expected Timing
Settlement - October 13, 2005
Dated Date - October 1, 2005
Legal Final - October 10, 2045
1st Coupon Pay Date - November 10, 2005

Class Size($mm)** (S&P/M) Sub Lvl WAL PrinWindow PX SPRD
A-1 65.5 AAA/Aaa 30.000% 3.10 1-58 S+12
A-2 245.0 AAA/Aaa 30.000% 4.90 58-59 S+26
A-3A 115.0 AAA/Aaa 30.000% 6.50 78-80 S+37
A-3B 50.0 AAA/Aaa 30.000% 6.70 80-81 S+39
A-SB 99.1 AAA/Aaa 30.000% 7.33 59-113 S+29
A-4 799.1 AAA/Aaa 30.000% 9.80 113-119 S+31
A-M 196.2 AAA/Aaa 20.000% 9.91 119-119 S+37
A-J 120.2 AAA/Aaa 13.875% 9.91 119-119 S+42
B 41.7 AA/Aa2 11.750% 9.91 119-119 S+49
C 19.6 AA-/Aa3 10.750% 9.91 119-119 S+52
D 36.8 A/A2 8.875% 9.99 119-120 S+58
XP 1909.8 AAA/Aaa Approx Procceds $15mm T+67
XP is Notional Balance
** 3 loans were dropped and class sizes were adjusted
   #58957 Oak Tree Village - $7,210,000
   #59216 Country Club Shopping Ctr - $5,850,000
   #59170 Brookshire Brothers - $1,897,926

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** Status 4

Banc of America Commercial Mortgage Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital
Inc Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Class Size($mm) (S&P/M) Sub Lvl WAL PrinWindow Px Guid Status
A-1 66.5 AAA/Aaa 30.000% 3.10 1-58 S+11a 0.5x
A-2 250.3 AAA/Aaa 30.000% 4.90 58-59 S+26a Subj
A-3 165.0 AAA/Aaa 30.000% 6.56 78-81 S+35a 0.1x
A-SB 99.8 AAA/Aaa 30.000% 7.33 59-113 S+29a Subj
A-4 802.6 AAA/Aaa 30.000% 9.80 113-119 S+30a 0.9x
A-M 197.7 AAA/Aaa 20.000% 9.91 119-119 S+36a 0.9x
A-J 121.1 AAA/Aaa 13.875% 9.91 119-119 S+40a 0.7x
B 42.0 AA/Aa2 11.750% 9.91 119-119 S+47a 0.2x
C 19.8 AA-/Aa3 10.750% 9.91 119-119 S+50a
D 37.1 A/A2 8.875% 9.98 119-120 S+57a Subj
XP 1924.4 AAA/Aaa Approx Procceds $19mm T+70a Subj

Expected Timing
Launch/Price - Thur Sept 29th/Fri Sept 30th
Settlement - October 13, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** Status 5

Banc of America Commercial Mortgage Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc
Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Class Size($mm) (S&P/M) Sub Lvl WAL PrinWindow Px Guid Status
A-1 66.5 AAA/Aaa 30.000% 3.10 1-58 S+11a 0.5x
A-2 250.3 AAA/Aaa 30.000% 4.90 58-59 S+26a Subj
A-3 165.0 AAA/Aaa 30.000% 6.56 78-81 S+35a 0.3x
A-SB 99.8 AAA/Aaa 30.000% 7.33 59-113 S+29a Subj
A-4 802.6 AAA/Aaa 30.000% 9.80 113-119 S+30a 1x
A-M 197.7 AAA/Aaa 20.000% 9.91 119-119 S+36a 0.9x
A-J 121.1 AAA/Aaa 13.875% 9.91 119-119 S+40a 0.8x
B 42.0 AA/Aa2 11.750% 9.91 119-119 S+47a 0.6x
C 19.8 AA-/Aa3 10.750% 9.91 119-119 S+50a 0.5x
D 37.1 A/A2 8.875% 9.98 119-120 S+57a Subj
XP 1924.4 AAA/Aaa Approx Procceds $19mm T+70a Subj

Expected Timing
Launch/Price - Thur Sept 29th/Fri Sept 30th
Settlement - October 13, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** Status 51

Banc of America Commercial Mortgage Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital
Inc Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Class Size($mm) (S&P/M) Sub Lvl WAL PrinWindow Px Guid Status
A-1 66.5 AAA/Aaa 30.000% 3.10 1-58 S+11a 0.5x
A-2 250.3 AAA/Aaa 30.000% 4.90 58-59 S+26a Subj
A-3 165.0 AAA/Aaa 30.000% 6.56 78-81 S+35a 0.3x
A-SB 99.8 AAA/Aaa 30.000% 7.33 59-113 S+29a Subj
A-4 802.6 AAA/Aaa 30.000% 9.80 113-119 S+30a 1.0x
A-M 197.7 AAA/Aaa 20.000% 9.91 119-119 S+36a 0.9x
A-J 121.1 AAA/Aaa 13.875% 9.91 119-119 S+40a 0.8x
B 42.0 AA/Aa2 11.750% 9.91 119-119 S+47a 0.6x
C 19.8 AA-/Aa3 10.750% 9.91 119-119 S+50a 0.5x
D 37.1 A/A2 8.875% 9.98 119-120 S+57a Subj
XP 1924.4 AAA/Aaa Approx Procceds $19mm T+70a Subj

Expected Timing
Launch/Price - Thur Sept 29th/Fri Sept 30th
Settlement - October 13, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** Status 6

Banc of America Commercial Mortgage Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital
Inc Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Class Size($mm) (S&P/M) Sub Lvl WAL PrinWindow Px Guid Status
A-1 66.5 AAA/Aaa 30.000% 3.10 1-58 S+11a 0.5x
A-2 250.3 AAA/Aaa 30.000% 4.90 58-59 S+26a Subj
A-3A 115.0 AAA/Aaa 30.000% 6.50 79-80 S+35a 0.3x
A-3B 50.0 AAA/Aaa 30.000% 6.70 80-81 S+38a 0.3x
A-SB 99.8 AAA/Aaa 30.000% 7.33 59-113 S+29a Subj
A-4 802.6 AAA/Aaa 30.000% 9.80 113-119 S+30a 1+x
A-M 197.7 AAA/Aaa 20.000% 9.91 119-119 S+36a 0.9x
A-J 121.1 AAA/Aaa 13.875% 9.91 119-119 S+40a 0.8x
B 42.0 AA/Aa2 11.750% 9.91 119-119 S+47a 0.6x
C 19.8 AA-/Aa3 10.750% 9.91 119-119 S+50a 0.5x
D 37.1 A/A2 8.875% 9.98 119-120 S+57a Subj
XP 1924.4 AAA/Aaa Approx Procceds $19mm T+70a Subj

Expected Timing
Launch/Price - Thur Sept
29th/Fri Sept 30th
Settlement - October 13, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** W/ RED & ANNEX A

Banc of America Commercial Mortgage Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc
Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Class Size($mm) (S&P/M) Sub Lvl WAL PrinWindow
A-1 66.5 AAA/Aaa 30.000% 3.10 1-58
A-2 250.3 AAA/Aaa 30.000% 4.90 58-59
A-3 165.0 AAA/Aaa 30.000% 6.56 78-81
A-SB 99.8 AAA/Aaa 30.000% 7.33 59-113
A-4 802.6 AAA/Aaa 30.000% 9.80 113-119
A-M 197.7 AAA/Aaa 20.000% 9.91 119-119
A-J 121.1 AAA/Aaa 13.875% 9.91 119-119
B 42.0 AA/Aa2 11.750% 9.91 119-119
C 19.8 AA-/Aa3 10.750% 9.91 119-119
D 37.1 A/A2 8.875% 9.98 119-120
XP TBD AAA/Aaa
XP is Notional Balance

Collateral: 106 Loans / 120 Properties
Loan Sellers: Bank of America, N.A./Barclays Capital Real Estate, Inc.
Property Types: Off 40.8%, Ret 27.0%, Multi 16.7%, Hotel 4.4%,
Indus 3.3%, SS 2.7%, Mixed Use 2.5%, MHC 1.8%, Other 0.8%
Geographic: CA:28.2% (So. CA: 16.8%, No.CA: 11.4%), NY:16.7%, FL:11.5%, AZ:5.3%,
 No Others >5%
DSCR/LTV 1.45x / 70.2%
Inv. Grade Lns: 5 loans for 7.9% of UPB
Top 10 Loans: 42.6% of the pool, DSCR: 1.35x, LTV: 70.1%

Top 3 Trust Assets BALANCE DSCR LTV
417 Fifth Avenue 116,000,000 1.30x 73.9%
One Renaissance Square 103,600,000 1.24x 80.0%
Sotheby's Building 100,000,000 1.22x 64.4%

Expected Timing
Reds - Electronics Thurs/ Hardcopies Mon
Launch/Price - Week of 9/26
Settlement - October 13, 2005

Roadshow Wed 9/21 - Afternoon NY Meetings
Thurs 9/22 - 8:30am NY Brkfst- BAS Office, 9 West 57th, Flr-6th North
East /10:15am Global Investor Call/ NY Meetings
Fri 9/23 - 8:30am Boston Brkfst- BAS Office, 2 International
Place, 25th Floor/ 12pm Hartford lunch - Max Downtown
Mon 9/26 - 8am EST Chicago Grp Breakfast-BAS Office 233 South Wacker Dr., 28th
Floor / 1:30pm Minneapolis Grp Meeting-Grand Hotel

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 INVESTOR CALL 10:15AM 9/22 THURS1

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Date: Thursday 9/22/2005
Time: 10:15am Eastern Time
Topic: BACM 2005-5
Leader: Geordie Walker/ Bank of America

Dial-In Number: 800-949-6526
Conference ID#: 9791561

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Barclays Capital Real Estate Inc, and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at
Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. The
securities may not be sold, and offers to buy may not be accepted, until a final
Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

This diskette accompanies the prospectus supplement and prospectus (together, the "Prospectus") relating to the Commercial Mortgage Pass-Through Certificates
Series 2005-5 (the "Certificates").

The information set forth on this diskette is an electronic copy of certain information set forth on Annexes A and B to the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates, particularly with respect to the structure of the underlying trust fund and the risks and special considerations associated with an investment in the Certificates. Such information is described in the Prospectus.

Information on this diskette is subject to completion. The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor should carefully review, and rely solely on, the final prospectus. NOTHING IN THIS DISKETTE
SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE
CERTIFICATES.

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** W/ TERM SHEET

Banc of America Commercial Mortgage Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc
Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Class Size($mm) (S&P/M) Sub Lvl WAL PrinWindow
A-1 66.5 AAA/Aaa 30.000% 3.10 1-58
A-2 250.3 AAA/Aaa 30.000% 4.90 58-59
A-3 165.0 AAA/Aaa 30.000% 6.56 78-81
A-SB 99.8 AAA/Aaa 30.000% 7.33 59-113
A-4 802.6 AAA/Aaa 30.000% 9.80 113-119
A-M 197.7 AAA/Aaa 20.000% 9.91 119-119
A-J 121.1 AAA/Aaa 13.875% 9.91 119-119
B 42.0 AA/Aa2 11.750% 9.91 119-119
C 19.8 AA-/Aa3 10.750% 9.91 119-119
D 37.1 A/A2 8.875% 9.98 119-120
XP TBD AAA/Aaa
XP is Notional Balance

Collateral: 106 Loans / 120 Properties
Loan Sellers: Bank of America, N.A./Barclays Capital Real Estate, Inc.
Property Types: Off 40.8%, Ret 27.0%, Multi 16.7%, Hotel 4.4%,
Indus 3.3%, SS 2.7%, Mixed Use 2.5%, MHC 1.8%, Other 0.8%
Geographic: CA:28.2% (So. CA: 16.8%, No.CA: 11.4%), NY:16.7%, FL:11.5%, AZ:5.3%,
No Others >5%
DSCR/LTV 1.45x / 70.2%
Inv. Grade Lns: 5 loans for 7.9% of UPB
Top 10 Loans: 42.6% of the pool, DSCR: 1.35x, LTV: 70.1%
Top 3 Trust Assets BALANCE DSCR LTV
417 Fifth Avenue 116,000,000 1.30x 73.9%
One Renaissance Square 103,600,000 1.24x 80.0%
Sotheby's Building 100,000,000 1.22x 64.4%

Expected Timing
Reds - Electronics Thurs/ Hardcopies Fri
Launch/Price - Week of 9/26
Settlement - October 13, 2005

Roadshow
Wed 9/21 - Afternoon NY Meetings
Thurs 9/22 - 8:30am NY Brkfst- BAS Office, 9 West 57th, Flr-6th North East
     /10:15am Global Investor Call/ NY Meetings
Fri 9/23 - 8:30am Boston Brkfst- BAS Office, 2 International Place, 25th Floor/
     12pm Hartford lunch - Max Downtown
Mon 9/26 - 8am EST Chicago Grp Breakfast-BAS Office 233 South Wacker Dr., 28th
     Floor / 1:30pm Minneapolis Grp Meeting-Grand Hotel

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 Announcement

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc.
Co-Managers: Deutsche Bank/ Morgan Stanley
Rating Agencies: Moody's and S&P

Collateral: 106 Loans / 120 Properties
Loan Sellers: Bank of America, N.A./Barclays Capital Real Estate Inc.

Property Types: Off 40.8%%, Ret 27.0%, Multi 16.7%, Hotel 4.4%, Indus
3.3%, SS 2.7%, Mixed Use 2.5%, MHC 1.8%, Other 0.8%

Geographic: CA:28.2% (So. CA: 16.8%, No.CA: 11.4%), NY:16.7%,
FL:11.5%, AZ:5.3%, No Others >5%

DSCR/LTV 1.45x / 70.2%
Inv. Grade Lns: 4 loan for 7.2% of UPB
Top 10 Loans: 42.6% of the pool, DSCR: 1.35x, LTV: 70.1%

Top 3 Trust Assets BALANCE DSCR LTV
417 Fifth Avenue 116,000,000 1.30x 73.9%
One Renaissance Square 103,600,000 1.24x 80.0%
Sotheby's Building 100,000,000 1.22x 64.4%

Expected Timing
Termsheet/Red - Electronics Wed/ Hardcopies Thurs/Fri
Launch/Price - Week of 9/26
Settlement - October 13, 2005

Roadshow
Wed 9/21 - Afternoon NY Meetings
Thurs 9/22 - 8:30am NY Brkfst- BAS Office, 9 West 57th, Flr-6th North East
     /10:15am Global Investor Call/ NY Meetings
Fri 9/23 - 8:30am Boston Brkfst- BAS Office, 2 International Place, 25th
     Floor/ 12pm Hartford lunch - Max Downtown
Mon 9/26 - 8am EST Chicago Grp Breakfast/ 1:30pm Minneapolis Grp Meeting

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Barclays Capital Real Estate Inc, and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at
Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. The
securities may not be sold, and offers to buy may not be accepted, until a final
Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 Announcement1

Banc of America Commercial Mortgage Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc.
Co-Managers: Deutsche Bank/ Morgan Stanley
Rating Agencies: Moody's and S&P

Collateral: 106 Loans / 120 Properties
Loan Sellers: Bank of America, N.A./Barclays Capital Real Estate Inc.

Property Types: Off 40.8%%, Ret 27.0%, Multi 16.7%, Hotel 4.4%, Indus 3.3%,
SS 2.7%, Mixed Use 2.5%, MHC 1.8%, Other 0.8%

Geographic: CA:28.2% (So. CA: 16.8%, No.CA: 11.4%), NY:16.7%, FL:11.5%,
AZ:5.3%, No Others >5%

DSCR/LTV 1.45x / 70.2%
Inv. Grade Lns: 4 loan for 7.2% of UPB
Top 10 Loans: 42.6% of the pool, DSCR: 1.35x, LTV: 70.1%

Top 3 Trust Assets BALANCE DSCR LTV
417 Fifth Avenue 116,000,000 1.30x 73.9%
One Renaissance Square 103,600,000 1.24x 80.0%
Sotheby's Building 100,000,000 1.22x 64.4%

Expected Timing
Termsheet/Red - Electronics Wed/ Hardcopies Thurs/Fri
Launch/Price - Week of 9/26
Settlement - October 13, 2005

Roadshow
Wed 9/21 - Afternoon NY Meetings
Thurs 9/22 - 8:30am NY Brkfst- BAS Office, 9 West 57th, Flr-6th North East
     /10:15am Global Investor Call/ NY Meetings
Fri 9/23 - 8:30am Boston Brkfst- BAS Office, 2 International Place, 25th
     Floor/ 12pm Hartford lunch - Max Downtown
Mon 9/26 - 8am EST Chicago Grp Breakfast/ 1:30pm Minneapolis Grp Meeting

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Barclays Capital Real Estate Inc, and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at
Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. The
securities may not be sold, and offers to buy may not be accepted, until a final
Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 INVESTOR CALL 10:15AM 9/22 THURS

Banc of America Commercial Mortgage Inc., Commercial
Mortgage Pass-Through Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Date: Thursday 9/22/2005
Time: 10:15am Eastern Time
Topic: BACM 2005-5
Leader: Geordie Walker/ Bank of America

Dial-In Number: 800-949-6526
Conference ID#: 9791561

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Barclays Capital Real Estate Inc, and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at
Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. The
securities may not be sold, and offers to buy may not be accepted, until a final
Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** W/ RED & ANNEX A2

Banc of America Commercial Mortgage Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc
Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Class Size($mm) (S&P/M) Sub Lvl WAL PrinWindow
A-1 66.5 AAA/Aaa 30.000% 3.10 1-58
A-2 250.3 AAA/Aaa 30.000% 4.90 58-59
A-3 165.0 AAA/Aaa 30.000% 6.56 78-81
A-SB 99.8 AAA/Aaa 30.000% 7.33 59-113
A-4 802.6 AAA/Aaa 30.000% 9.80 113-119
A-M 197.7 AAA/Aaa 20.000% 9.91 119-119
A-J 121.1 AAA/Aaa 13.875% 9.91 119-119
B 42.0 AA/Aa2 11.750% 9.91 119-119
C 19.8 AA-/Aa3 10.750% 9.91 119-119
D 37.1 A/A2 8.875% 9.98 119-120
XP TBD AAA/Aaa
XP is Notional Balance

Collateral: 106 Loans / 120 Properties
Loan Sellers: Bank of America, N.A./Barclays Capital Real Estate, Inc.
Property Types: Off 40.8%, Ret 27.0%, Multi 16.7%, Hotel 4.4%,
     Indus 3.3%, SS 2.7%, Mixed Use 2.5%, MHC 1.8%, Other 0.8%

Geographic: CA:28.2% (So. CA: 16.8%, No.CA: 11.4%), NY:16.7%, FL:11.5%, AZ:5.3%,
     No Others >5%

DSCR/LTV 1.45x / 70.2%
Inv. Grade Lns: 5 loans for 7.9% of UPB
Top 10 Loans: 42.6% of the pool, DSCR: 1.35x, LTV: 70.1%

Top 3 Trust Assets BALANCE DSCR LTV
417 Fifth Avenue 116,000,000 1.30x 73.9%
One Renaissance Square 103,600,000 1.24x 80.0%
Sotheby's Building 100,000,000 1.22x 64.4%

Expected Timing
Reds - Electronics Thurs/ Hardcopies Mon
Launch/Price - Week of 9/26
Settlement - October 13, 2005

Roadshow
Wed 9/21 - Afternoon NY Meetings
Thurs 9/22 - 8:30am NY Brkfst- BAS Office, 9 West 57th, Flr-6th North East
     /10:15am Global Investor Call/ NY Meetings
Fri 9/23 - 8:30am Boston Brkfst- BAS Office, 2 International Place, 25th Floor/
     12pm Hartford lunch - Max Downtown
Mon 9/26 - 8am EST Chicago Grp Breakfast-BAS Office 233 South Wacker Dr., 28th
     Floor / 1:30pm Minneapolis Grp Meeting-Grand Hotel

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 05-5 INVESTOR CALL REPLAY

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Duration: 24 hours beginning 2pm EST 9/22
Topic: BACM 2005-5 Investor call replay

Dial-In Number:
Dial-in #: (800) 642-1687
Passcode 9791561

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Barclays Capital Real Estate Inc, and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at
Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. The
securities may not be sold, and offers to buy may not be accepted, until a final
Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

This diskette accompanies the prospectus supplement and prospectus (together, the "Prospectus") relating to the Commercial Mortgage Pass-Through Certificates
Series 2005-5 (the "Certificates").

The information set forth on this diskette is an electronic copy of certain information set forth on Annexes A and B to the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates, particularly with respect to the structure of the underlying trust fund and the risks and special considerations associated with an investment in the Certificates. Such information is described in the Prospectus.

Information on this diskette is subject to completion. The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor should carefully review, and rely solely on, the final prospectus. NOTHING IN THIS DISKETTE
SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE
CERTIFICATES.

Subject: CMBS NEW ISSUE: BACM 05-5 INVESTOR CALL REPLAY

Banc of America Commercial Mortgage Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-5 $1.977B NEW ISSUE CMBS

Duration: 24 hours beginning 2pm EST 9/22
Topic: BACM 2005-5 Investor call replay

Dial-In Number:
Dial-in #: (800) 642-1687
Passcode 9791561

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Barclays Capital Real Estate Inc, and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at
Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. The
securities may not be sold, and offers to buy may not be accepted, until a final
Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS NEW ISSUE: BACM 2005-5 **PRICING BENCHMARKS

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-5 $1.913B NEW ISSUE CMBS

Swaps Treasuries
2yr 39.75 2yr 99-21 3/4 4.169
3yr 43 3yr 99-28 1/4 4.167
4yr 44.50 5yr 98-19 3/4 4.187
5yr 46.25 10yr 99-13 4.324
6yr 46.25 30yr 112-1+ 4.568
7yr 45.75
8yr 46
9yr 45.75
10yr 45.75
11yr 49

Expected Timing
Settlement - October 13, 2005
Dated Date - October 1, 2005
Legal Final - October 10, 2045
1st Coupon Pay Date - November 10, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

                          PRICE/YIELD TABLE - CLASS A-2

Security ID:                 BACM 2005-5
Settlement Date:              10/13/2005
Accrual Start Date:           10/01/2005
First Pay Date:               11/10/2005
Initial Balance:             250,250,000
Initial Pass-Through Rate:         4.916%

PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------   ----------   ----------   ----------
During YM             0.00%        0.00%        0.00%
During Penalty        0.00%        0.00%        0.00%
During Open           0.00%        0.00%        0.00%

EXTENSIONS                                SCENARIO 1   SCENARIO 2   SCENARIO 3
----------                                ----------   ----------   ----------
Extension on One Renaissance (largest 7
   year loan) (mths)                            0             0            0
Extension on 417 Fifth (largest 5 year
   loan) (mths)                                 0            12           24
Extension on all other Loans (mths)             0             0            0
Extension Percentage                         0.00%       100.00%      100.00%

                   SCENARIO 1   SCENARIO 2   SCENARIO 3
                   ----------   ----------   ----------
100.00000000          4.94         4.94         4.94
100.06250000          4.92         4.93         4.93
100.12500000          4.91         4.91         4.92
100.18750000          4.89         4.90         4.90
100.25000000          4.88         4.89         4.89
100.31250000          4.86         4.87         4.88
100.37500000          4.85         4.86         4.86
100.43750000          4.84         4.85         4.85
100.50000000          4.82         4.83         4.84
100.56250000          4.81         4.82         4.82
100.62500000          4.79         4.81         4.81
100.68750000          4.78         4.79         4.80
100.75000000          4.76         4.78         4.79
100.81250000          4.75         4.76         4.77
100.87500000          4.73         4.75         4.76
100.93750000          4.72         4.74         4.75
101.00000000          4.70         4.72         4.73
WAL (YRS)             4.90         5.37         5.65
MOD DUR               4.27         4.61         4.81
FIRST PRIN PAY     08/10/2010   08/10/2010   08/10/2010
MATURITY           09/10/2010   09/10/2011   06/10/2012
YIELD SPREAD           71           70           70
CALC SWAP SPREAD       25           25           24

                                   ASSUMPTIONS

1% Cleanup Call is Not Exercised

Initial Balance is as of October 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         4.056%
    1/4         4.056%
    1/2         4.056%
     2          4.056%
     3          4.076%
     5          4.116%
    10          4.293%
    30          4.557%

            RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT
                             OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANK OF AMERICA SECURITIES LLC

Subject: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** PX SPREADS

Banc of America Commercial Mortgage Inc., Commercial
Mortgage Pass-Through Certificates, Series 2005-5 $1.962B** NEW ISSUE CMBS

Bookrunner/Co-LD: Banc of America Securities LLC
Co-Lead Mgr: Barclays Capital Inc
Co-Managers: Deutsche Bank Securities Inc./Morgan Stanley
Rating Agencies: S&P and Moody's

Expected Timing
Settlement - October 13, 2005
Dated Date - October 1, 2005
Legal Final - October 10, 2045
1st Coupon Pay Date - November 10, 2005

Class Size($mm)** (S&P/M) Sub Lvl WAL PrinWindow Launch Status
A-1 65.5 AAA/Aaa 30.000% 3.10 1-58 S+11a
A-2 245.0 AAA/Aaa 30.000% 4.90 58-59 S+26 Subj
A-3A 115.0 AAA/Aaa 30.000% 6.50 79-80 S+35
A-3B 50.0 AAA/Aaa 30.000% 6.70 80-81 S+38
A-SB 99.1 AAA/Aaa 30.000% 7.33 59-113 S+29 Subj
A-4 799.1 AAA/Aaa 30.000% 9.80 113-119 S+31 Subj
A-M 196.2 AAA/Aaa 20.000% 9.91 119-119 S+37
A-J 120.2 AAA/Aaa 13.875% 9.91 119-119 S+42 Subj
B 41.7 AA/Aa2 11.750% 9.91 119-119 S+48a
C 19.6 AA-/Aa3 10.750% 9.91 119-119 S+51a
D 36.8 A/A2 8.875% 9.98 119-120 S+58 Subj
XP 1909.8 AAA/Aaa Approx Procceds $15mm T+67-70 Subj
XP is Notional Balance
** 3 loans were dropped and class sizes were adjusted
   #58957 Oak Tree Village - $7,210,000
   #59216 Country Club Shopping Ctr - $5,850,000
   #59170 Brookshire Brothers - $1,900,000

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC,and Barclay Capital Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig
Leonard/Brian Dixon at Barclay Capital Inc., 200 Park Avenue, 5th Floor, New
York, NY 10166. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
-------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only.
Further information may be available upon request. Derivatives may not be suitable for all investors.

                         PRICE/YIELD TABLE - CLASS A-3B

Security ID:                 BACM 2005-5
Settlement Date:              10/13/2005
Accrual Start Date:           10/01/2005
First Pay Date:               11/10/2005
Initial Balance:              50,000,000
Initial Pass-Through Rate:         5.402%

PREPAYMENT (CPR)   SCENARIO 1
----------------   ----------
During YM             0.00%
During Penalty        0.00%
During Open           0.00%

                   SCENARIO 1
                   ----------
100.84581000          5.18
100.90831000          5.17
100.97081000          5.16
101.03331000          5.15
101.09581000          5.14
101.15831000          5.12
101.22081000          5.11
101.28331000          5.10
101.34581000          5.09
101.40831000          5.08
101.47081000          5.07
101.53331000          5.06
101.59581000          5.05
101.65831000          5.03
101.72081000          5.02
101.78331000          5.01
101.84581000          5.00
WAL (YRS)             6.70
MOD DUR               5.52
FIRST PRIN PAY     06/10/2012
MATURITY           07/10/2012
YIELD SPREAD           85
CALC SWAP SPREAD       39

                                   ASSUMPTIONS

1% Cleanup Call is Not Exercised

Initial Balance is as of October 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

No Extensions on any Mortgage Loan

   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
    5           4.194%
    10          4.334%

           RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF
                              PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

BACM 05-5

ITEM                                                                      DATE
----                                                                   ---------
CMBS NEW ISSUE: BACM 05-5 Announcement                                 9/19/2005
CMBS NEW ISSUE: BACM 05-5 Announcement                                 9/20/2005
CMBS NEW ISSUE: BACM 05-5 INVESTOR CALL 10:15AM 9/22 THURS             9/21/2005
CMBS NEW ISSUE: BACM 05-5 **PRIVATES QIB/144A**                        9/21/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** W/ TERM SHEET                     9/21/2005
CMBS NEW ISSUE: BACM 05-5 **PRIVATES QIB/144A**                        9/22/2005
CMBS NEW ISSUE: BACM 05-5 INVESTOR CALL 10:15AM 9/22 THURS             9/22/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** W/ RED & ANNEX A                  9/22/2005
CMBS NEW ISSUE: BACM 05-5 INVESTOR CALL REPLAY                         9/22/2005
CMBS NEW ISSUE: BACM 05-5 INVESTOR CALL REPLAY                         9/23/2005
BACM 2005-5 - PAC IO Package for Tom Mitchell                          9/22/2005
BACM 2005-5 - Computational Material Package PUBLICS                   9/22/2005
BACM 2005-5 - Computational Material Package PRIVATES                  9/22/2005
BACM 2005-5 - PAC IO Package for Tom Mitchell                          9/22/2005
CMBS NEW ISSUE: BACM 05-5 **PRIVATES QIB/144A**                        9/26/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** W/ RED & ANNEX A                  9/26/2005
BACM 2005-5 A2 and A3 Loan Specific Extensions                         9/27/2005
BACM 2005-5 A3 Split Runs for TIAA.xls                                 9/27/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** PX GUIDANCE                       9/27/2005
CMBS NEW ISSUE: BACM 05-5 **PRIVATES QIB/144A** PX GUIDANCE            9/27/2005
CMBS NEW ISSUE: BACM 05-5 **PRIVATES QIB/144A** EOD STATUS             9/28/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** EOD STATUS                        9/28/2005
FW: BACM 2005-5 A2 and A3 Loan Specific Extensions                     9/27/2005
BACM 2005-5 A3A and A3B Extension PYs                                  9/28/2005
BACM 2005-5 - A-SB Cash Flows                                          9/29/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** Status 5                          9/29/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** Status 5                          9/29/2005
BACM 2005-5 A3B Default PY                                             9/29/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** Status 4                          9/29/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** EOD STATUS                        9/29/2005
CMBS NEW ISSUE: BACM 05-5 **PRIVATES QIB/144A**  EOD STATUS            9/29/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** Status 6                          9/29/2005
BACM 2005-5 Am Schedules                                               9/29/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** LAUNCH                            9/29/2005
CMBS NEW ISSUE: BACM 05-5 **PRIVATES QIB/144A**  LAUNCH                9/29/2005
FW: CMBS NEW ISSUE: BACM 05-5 **PRIVATES QIB/144A**PX SPREADS          9/30/2005
FW: CMBS NEW ISSUE: BACM 05-5 **PUBLIC** PX SPREADS                    9/30/2005
BACM 2005-5 PAC IO Schedule                                            9/30/2005
BACM 2005-5 PAC IO Schedule                                            9/30/2005
CMBS NEW ISSUE: BACM 05-5 **PRIVATES QIB/144A**PX SPREADS              9/30/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** PX SPREADS                        9/30/2005
CMBS NEW ISSUE: BACM 2005-5 **PRICING BENCHMARKS                       9/30/2005
CMBS NEW ISSUE: BACM 05-5 **PUBLIC** PRICED                            9/30/2005
CMBS NEW ISSUE: BACM 05-5 **PRIVATES QIB/144A** PRICED                 9/30/2005
RE: Need a P/Y table for a trde we just did.  Thanks.                  9/30/2005
FW: CMBS NEW ISSUE: BACM 05-5 XC PRICED **PRIVATE QIB/144A*            10/5/2005
CMBS NEW ISSUE: BACM 05-5 XC ANNOUNCEMENT*PRIVATE QIB/144A**           10/3/2005
XC CDR Scenarios - BACM 2005-5                                         10/3/2005
BACM 2005-5 - XC Default PY Tables                                     10/3/2005
BACM 2005-5 - Bond Parameters, A-SB schedule, PAC IO Schedule
   for Tom Mitchell                                                    10/4/2005

                          CERTIFICATE       APPROXIMATE
                           BALANCE OR        PERCENTAGE   APPROXIMATE
         S&P   MOODY'S      NOTIONAL          OF POOL        CREDIT
CLASS     RATINGS(1)       AMOUNT(2)          BALANCE       SUPPORT       RATE TYPE
-----   --------------   -------------      -----------   -----------   -------------

Offered Certificates
A-1      AAA      Aaa       65,500,000         3.338%       30.000%         Fixed
-----   --------------   -------------      -----------   -----------   -------------
A-2      AAA      Aaa      245,000,000        12.485%       30.000%         Fixed
-----   --------------   -------------      -----------   -----------   -------------
A-3A     AAA      Aaa      114,950,000         5.858%       30.000%        Fixed (4)
-----   --------------   -------------      -----------   -----------   -------------
A-3B     AAA      Aaa       50,000,000         2.548%       30.000%         WAC (5)
-----   --------------   -------------      -----------   -----------   -------------
A-SB     AAA      Aaa       99,086,000         5.049%       30.000%        Fixed (4)
-----   --------------   -------------      -----------   -----------   -------------
A-4      AAA      Aaa      799,100,000        40.722%       30.000%        Fixed (4)
----    --------------   -------------      -----------   -----------   -------------
A-M      AAA      Aaa      196,234,000        10.000%       20.000%        Fixed (4)
----    --------------   -------------      -----------   -----------   -------------
A-J      AAA      Aaa      120,193,000         6.125%       13.875%         WAC (6)
-----   --------------   -------------      -----------   -----------   -------------
XP       AAA      Aaa    1,909,817,000 (8)      N/A           N/A       Variable Rate (8)
-----   --------------   -------------      -----------   -----------   -------------
B         AA      Aa2       41,700,000         2.125%       11.750%         WAC (5)
-----   --------------   -------------      -----------   -----------   -------------
C        AA-      Aa3       19,624,000         1.000%       10.750%         WAC (5)
-----   --------------   -------------      -----------   -----------   -------------
D         A        A2       36,793,000         1.875%        8.875%         WAC (5)
-----   --------------   -------------      -----------   -----------   -------------

Private Certificates - Not Offered Hereby(7)

E         A-       A3       19,624,000         1.000%        7.875%         WAC (5)
-----   --------------   -------------      -----------   -----------   -------------
F       BBB+     Baa1       24,529,000         1.250%        6.625%         WAC (5)
-----   --------------   -------------      -----------   -----------   -------------
G        BBB     Baa2       26,982,000         1.375%        5.250%         WAC (5)
-----   --------------   -------------      -----------   -----------   -------------
H       BBB-     Baa3       24,529,000         1.250%        4.000%         WAC (5)
-----   --------------   -------------      -----------   -----------   -------------
J        BB+      Ba1       12,265,000         0.625%        3.375%        Fixed (4)
-----   --------------   -------------      -----------   -----------   -------------
K         BB      Ba2       12,265,000         0.625%        2.750%        Fixed (4)
-----   --------------   -------------      -----------   -----------   -------------
L        BB-      Ba3        4,905,000         0.250%        2.500%        Fixed (4)
-----   --------------   -------------      -----------   -----------   -------------
M         B+       B1        2,453,000         0.125%        2.375%        Fixed (4)
-----   --------------   -------------      -----------   -----------   -------------
N          B       B2        2,453,000         0.125%        2.250%        Fixed (4)
-----   --------------   -------------      -----------   -----------   -------------
O         B-       B3        7,359,000         0.375%        1.875%        Fixed (4)
-----   --------------   -------------      -----------   -----------   -------------
P         NR       NR       36,794,403         1.875%        0.000%        Fixed (4)
-----   --------------   -------------      -----------   -----------   -------------
XC       AAA      Aaa    1,962,338,403          N/A            N/A      Variable Rate (9)
-----   --------------   -------------      -----------   -----------   -------------

        APPROXIMATE
          INITIAL
           PASS-
          THROUGH       WEIGHTED
          RATE AS        AVERAGE
        OF DELIVERY       LIFE          ASSUMED FINAL       PRINCIPAL START   PRINCIPAL END
CLASS       DATE      (YEARS) (3)   DISTRIBUTION DATE (3)        WINDOW           WINDOW
-----   -----------   -----------   ---------------------   ---------------   -------------

Offered Certificates
A-1     4.7160%           3.10         August 10, 2010              1               58
-----   -----------   -----------   ---------------------   ---------------   -------------
A-2     5.0010%           4.90        September 10, 2010           58               59
-----   -----------   -----------   ---------------------   ---------------   -------------
A-3A    5.1200% (4)       6.50          June 10, 2012              78               80
-----   -----------   -----------   ---------------------   ---------------   -------------
A-3B    5.4016% (5)       6.70          July 10, 2012              80               81
-----   -----------   -----------   ---------------------   ---------------   -------------
A-SB    5.0510% (4)       7.33          March 10, 2015             59              113
-----   -----------   -----------   ---------------------   ---------------   -------------
A-4     5.1150% (4)       9.80        September 10, 2015          113              119
-----   -----------   -----------   ---------------------   ---------------   -------------
A-M     5.1760% (4)       9.91        September 10, 2015          119              119
-----   -----------   -----------   ---------------------   ---------------   -------------
A-J     5.3316% (6)       9.91        September 10, 2015          119              119
-----   -----------   -----------   ---------------------   -------------------------------
XP      0.2400% (8)         (8)              N/A                           N/A
-----   -----------   -----------   ---------------------   -------------------------------
B       5.4016% (5)       9.91        September 10, 2015          119              119
-----   -----------   -----------   ---------------------   ---------------   -------------
C       5.4016% (5)       9.91        September 10, 2015          119              119
-----   -----------   -----------   ---------------------   ---------------   -------------
D       5.4016% (5)       9.99         October 10, 2015           119              120
-----   -----------   -----------   ---------------------   ---------------   -------------

Private Certificates - Not Offered Hereby(7)

E       5.4016% (5)       9.99         October 10, 2015           120              120
-----   -----------   -----------   ---------------------   ---------------   -------------
F       5.4016% (5)       9.99         October 10, 2015           120              120
-----   -----------   -----------   ---------------------   ---------------   -------------
G       5.4016% (5)       9.99         October 10, 2015           120              120
-----   -----------   -----------   ---------------------   ---------------   -------------
H       5.4016% (5)       9.99         October 10, 2015           120              120
-----   -----------   -----------   ---------------------   ---------------   -------------
J       4.7550% (4)       9.99         October 10, 2015           120              120
-----   -----------   -----------   ---------------------   ---------------   -------------
K       4.7550% (4)       9.99         October 10, 2015           120              120
-----   -----------   -----------   ---------------------   ---------------   -------------
L       4.7550% (4)       9.99         October 10, 2015           120              120
-----   -----------   -----------   ---------------------   ---------------   -------------
M       4.7550% (4)       9.99         October 10, 2015           120              120
-----   -----------   -----------   ---------------------   ---------------   -------------
N       4.7550% (4)       9.99         October 10, 2015           120              120
-----   -----------   -----------   ---------------------   ---------------   -------------
O       4.7550% (4)       9.99         October 10, 2015           120              120
-----   -----------   -----------   ---------------------   ---------------   -------------
P       4.7550% (4)      11.71         October 10, 2020           120              180
-----   -----------   -----------   ---------------------   -------------------------------
XC      0.0429% (9)         (9)              N/A                           N/A
-----   -----------   -----------   ---------------------   -------------------------------

(1) Ratings shown are those of Standard & Poor's Ratings Services, a division of
The McGraw-Hill Companies, Inc., and Moody's Investors Services, Inc.,
respectively.

                                                                                                    APPROXIMATE
                                                                                                      INITIAL
                                                                                                       PASS-
                                         CERTIFICATE    APPROXIMATE                                   THROUGH    WEIGHTED
                                         BALANCE OR     PERCENTAGE  APPROXIMATE                       RATE AS     AVERAGE
                    S&P MOODY'S           NOTIONAL        OF POOL     CREDIT                        OF DELIVERY    LIFE
    CLASS            RATINGS(1)           AMOUNT(2)       BALANCE     SUPPORT        RATE TYPE          DATE     (YEARS) (3)
==============================================================================================================================

Offered Certificates
------------------------------------------------------------------------------------------------------------------------------

     A-1              AAA Aaa                66,500,000   3.363%      30.000%        Fixed (4)         % (4)        3.10
------------------------------------------------------------------------------------------------------------------------------
     A-2              AAA Aaa               250,250,000   12.656%     30.000%        Fixed (4)         % (4)        4.90
------------------------------------------------------------------------------------------------------------------------------
     A-3              AAA Aaa               164,950,000   8.342%      30.000%        Fixed (4)         % (4)        6.56
------------------------------------------------------------------------------------------------------------------------------
    A-SB              AAA Aaa                99,807,000   5.048%      30.000%        Fixed (4)         % (4)        7.33
------------------------------------------------------------------------------------------------------------------------------
     A-4              AAA Aaa               802,600,000   40.591%     30.000%        Fixed (4)         % (4)        9.80
------------------------------------------------------------------------------------------------------------------------------
     A-M              AAA Aaa               197,730,000   10.000%     20.000%        Fixed (4)         % (4)        9.91
------------------------------------------------------------------------------------------------------------------------------
     A-J              AAA Aaa               121,109,000   6.125%      13.875%        Fixed (4)         % (4)        9.91
------------------------------------------------------------------------------------------------------------------------------
     XP               AAA Aaa              TBD (6)          N/A         N/A      Variable Rate(6)      % (6)         (6)
------------------------------------------------------------------------------------------------------------------------------
      B                AA Aa2                42,018,000   2.125%      11.750%        Fixed (4)         % (4)        9.91
------------------------------------------------------------------------------------------------------------------------------
      C               AA- Aa3                19,772,000   1.000%      10.750%        Fixed (4)         % (4)        9.91
------------------------------------------------------------------------------------------------------------------------------
      D                 A A2                 37,075,000   1.875%      8.875%         Fixed (4)         % (4)        9.98
------------------------------------------------------------------------------------------------------------------------------
Private Certificates - Not Offered Hereby(5)
------------------------------------------------------------------------------------------------------------------------------
      E                A- A3                 19,773,000   1.000%      7.875%         Fixed (4)         % (4)        9.99
------------------------------------------------------------------------------------------------------------------------------
      F              BBB+ Baa1               24,716,000   1.250%      6.625%         Fixed (4)         % (4)        9.99
------------------------------------------------------------------------------------------------------------------------------
      G               BBB Baa2               27,188,000   1.375%      5.250%         Fixed (4)         % (4)        9.99
------------------------------------------------------------------------------------------------------------------------------
      H              BBB- Baa3               24,716,000   1.250%      4.000%         Fixed (4)         % (4)        9.99
------------------------------------------------------------------------------------------------------------------------------
      J               BB+ Ba1                12,358,000   0.625%      3.375%         Fixed (4)         % (4)        9.99
------------------------------------------------------------------------------------------------------------------------------
      K                BB Ba2                12,358,000   0.625%      2.750%         Fixed (4)         % (4)        9.99
------------------------------------------------------------------------------------------------------------------------------
      L               BB- Ba3                 4,943,000   0.250%      2.500%         Fixed (4)         % (4)        9.99
------------------------------------------------------------------------------------------------------------------------------
      M                B+ NR                  7,415,000   0.375%      2.125%         Fixed (4)         % (4)        9.99
------------------------------------------------------------------------------------------------------------------------------
      N                 B NR                  7,415,000   0.375%      1.750%         Fixed (4)         % (4)        9.99
------------------------------------------------------------------------------------------------------------------------------
      O                B- NR                  4,943,000   0.250%      1.500%         Fixed (4)         % (4)        9.99
------------------------------------------------------------------------------------------------------------------------------
      P                NR NR                 29,660,328   1.500%      0.000%         Fixed (4)         % (4)        12.13
------------------------------------------------------------------------------------------------------------------------------
     XC               AAA Aaa             1,977,296,328     N/A         N/A      Variable Rate (7)     % (7)         (7)
------------------------------------------------------------------------------------------------------------------------------

                                              PRINCIPAL    PRINCIPAL
                          ASSUMED FINAL          START       END
    CLASS              DISTRIBUTION DATE (3)     WINDOW      WINDOW
=======================================================================

Offered Certificates
-----------------------------------------------------------------------

     A-1                  August 10, 2010           1          58
-----------------------------------------------------------------------
     A-2                September 10, 2010         58          59
-----------------------------------------------------------------------
     A-3                   July 10, 2012           78          81
-----------------------------------------------------------------------
    A-SB                  March 10, 2015           59          113
-----------------------------------------------------------------------
     A-4                September 10, 2015         113         119
-----------------------------------------------------------------------
     A-M                September 10, 2015         119         119
-----------------------------------------------------------------------
     A-J                September 10, 2015         119         119
-----------------------------------------------------------------------
     XP                         N/A                      N/A
-----------------------------------------------------------------------
      B                 September 10, 2015         119         119
-----------------------------------------------------------------------
      C                 September 10, 2015         119         119
-----------------------------------------------------------------------
      D                  October 10, 2015          119         120
-----------------------------------------------------------------------
Private Certificates- Not Offered Hereby(5)
-----------------------------------------------------------------------
      E                  October 10, 2015          120         120
-----------------------------------------------------------------------
      F                  October 10, 2015          120         120
-----------------------------------------------------------------------
      G                  October 10, 2015          120         120
-----------------------------------------------------------------------
      H                  October 10, 2015          120         120
-----------------------------------------------------------------------
      J                  October 10, 2015          120         120
-----------------------------------------------------------------------
      K                  October 10, 2015          120         120
-----------------------------------------------------------------------
      L                  October 10, 2015          120         120
-----------------------------------------------------------------------
      M                  October 10, 2015          120         120
-----------------------------------------------------------------------
      N                  October 10, 2015          120         120
-----------------------------------------------------------------------
      O                  October 10, 2015          120         120
-----------------------------------------------------------------------
      P                  October 10, 2020          120         180
-----------------------------------------------------------------------
     XC                         N/A                      N/A
-----------------------------------------------------------------------

(1)  Ratings shown are those of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Services, Inc.,
     respectively.

(2)  As of the delivery date. Subject to a variance of plus or minus 5%.

(3)  Based on the maturity assumptions (as defined under "Yield and Maturity
     Considerations" in this prospectus supplement). As of the delivery date, calculations for the certificates assume no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the mortgage loan with an anticipated repayment date, the related anticipated repayment date).

(4)  The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M,
     Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
     Class J, Class K, Class L, Class M Class N, Class O and Class P
     Certificates will each accrue interest as either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate,
     (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(5)  Not offered by this prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(6)  The Class XP Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in this prospectus supplement. The interest rate applicable to the Class XP
     Certificates for each distribution date will be as described in this prospectus supplement. See "Description of the Certificates--Pass-Through
     Rates" in this prospectus supplement.

(7)  The Class XC Certificates are not offered by this prospectus supplement.
     Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
     The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as the case may be, as described in this prospectus supplement. The interest rates applicable to the Class XC Certificates for each distribution date will be as described in this prospectus supplement. See "Description of the Certificates -
     Pass-Through Rates" in this prospectus supplement.

1)                                                          BALANCE           GROSS RT              ADMIN FEES   NET RT
              A-1 Note                                      110,000,000.00    5.222476190480000%    0.06152%     5.160956190480%
              A-2 NOTE (BACM 05-5)                          100,000,000.00    5.222476190480000%    0.06083%     5.161646190480%
              B Note                                         25,000,000.00       7.662000000000%    0.05000%     7.612000000000%
              SOTHEBY'S                                     235,000,000.00          5.482000000%

              The A-1 Note has been securitized in BACM 2005-4 (the coupon and servicing for the A-1 and B Note remain the same as that for BACM 2005-4

2) TORRE MAYOR A/B NOTE STRUCTURE. TERMS ARE AS FOLLOWS
                                                             BALANCE               GROSS RT        ADMIN FEES      NET RT
              A1 Note (BACM 05-5)                            55,000,000.00         7.5460000000%   0.040830%       7.5051700000%
              A2 Note                                        55,000,000.00         7.5460000000%   0.040830%       7.5051700000%
              B Note                                         20,000,000.00         7.5460000000%   0.020000%       7.5260000000%
              -------------------------------------------------------------------------------------------------------------------
              Total                                         130,000,000.00

              Under default scenarios, the Torre loan will pay interest to the A Notes, Principal to the A Notes and all remaining cash, if any, will be used to pay interest and principal to the B Note.

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        PRICE/YIELD TABLE - CLASS A-3

--------------------------------------------------------------------------------------------------------------------

Security ID:                      BACM 2005-5                                 Initial Balance:           164,950,000
Settlement Date:                  10/13/2005                                  Initial Pass-Through Rate:      5.030%
Accrual Start Date:               10/01/2005
First Pay Date:                   11/10/2005
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                                              SCENARIO 1   SCENARIO 2    SCENARIO 3
--------------------------------------------------------------------------------------------------------------------
During YM                                                                         0.00%       0.00%        0.00%
--------------------------------------------------------------------------------------------------------------------
During Penalty                                                                    0.00%       0.00%        0.00%
--------------------------------------------------------------------------------------------------------------------
During Open                                                                       0.00%       0.00%        0.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
EXTENSIONS                                                                     SCENARIO 1   SCENARIO 2  SCENARIO 3
--------------------------------------------------------------------------------------------------------------------
Extension on One Renaissance (largest 7 year loan) (mths)                           0           12          24
--------------------------------------------------------------------------------------------------------------------
Extension on 417 Fifth (largest 5 year loan) (mths)                                 0           0            0
--------------------------------------------------------------------------------------------------------------------
Extension on all other Loans (mths)                                                 0           0            0
--------------------------------------------------------------------------------------------------------------------
Extension Percentage                                                              0.00%      100.00%      100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                               SCENARIO 1   SCENARIO 2  SCENARIO 3
--------------------------------------------------------------------------------------------------------------------
100.00000000                                                                      5.06         5.06        5.06
--------------------------------------------------------------------------------------------------------------------
100.06250000                                                                      5.05         5.05        5.05
--------------------------------------------------------------------------------------------------------------------
100.12500000                                                                      5.04         5.04        5.04
--------------------------------------------------------------------------------------------------------------------
100.18750000                                                                      5.03         5.03        5.03
--------------------------------------------------------------------------------------------------------------------
100.25000000                                                                      5.01         5.02        5.02
--------------------------------------------------------------------------------------------------------------------
100.31250000                                                                      5.00         5.01        5.01
--------------------------------------------------------------------------------------------------------------------
100.37500000                                                                      4.99         5.00        5.00
--------------------------------------------------------------------------------------------------------------------
100.43750000                                                                      4.98         4.99        4.99
--------------------------------------------------------------------------------------------------------------------
100.50000000                                                                      4.97         4.98        4.98
--------------------------------------------------------------------------------------------------------------------
100.56250000                                                                      4.96         4.97        4.97
--------------------------------------------------------------------------------------------------------------------
100.62500000                                                                      4.95         4.96        4.96
--------------------------------------------------------------------------------------------------------------------
100.68750000                                                                      4.93         4.95        4.95
--------------------------------------------------------------------------------------------------------------------
100.75000000                                                                      4.92         4.94        4.94
--------------------------------------------------------------------------------------------------------------------
100.81250000                                                                      4.91         4.92        4.94
--------------------------------------------------------------------------------------------------------------------
100.87500000                                                                      4.90         4.91        4.93
--------------------------------------------------------------------------------------------------------------------
100.93750000                                                                      4.89         4.90        4.92
--------------------------------------------------------------------------------------------------------------------
101.00000000                                                                      4.88         4.89        4.91
--------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                                                         6.56         7.19        7.82
--------------------------------------------------------------------------------------------------------------------
MOD DUR                                                                           5.47         5.90        6.31
--------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                                                 04/10/2012   04/10/2012  04/10/2012
--------------------------------------------------------------------------------------------------------------------
MATURITY                                                                       07/10/2012   04/10/2013  04/10/2014
--------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                                                       80           78          77
--------------------------------------------------------------------------------------------------------------------
CALC SWAP SPREAD                                                                   34           33          31
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                 ASSUMPTIONS                                                            TREASURY CURVE AS OF
-----------------------------------------------------------------------------------------------       --------------------------
1% Cleanup Call is Not Exercised                                                                      TERM (YRS)    YIELD (BEY%)
                                                                                                      --------------------------

Initial Balance is as of October 2005                                                                    1/12        4.056%
Prepay Rates are a Constant % of CPR                                                                      1/4        4.056%
100% of All Prepayment Premiums are assumed to be collected                                               1/2        4.056%
Prepayment Premiums are allocated to one or more classes                                                   2         4.056%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         4.076%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         4.116%
No Delinquencies on any Mortgage Loan                                                                     10         4.293%
No Defaults on any Mortgage Loan                                                                          30         4.557%

-------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                        PRICE/YIELD TABLE - CLASS A-3

---------------------------------------------------------------------------------------------------------------------

Security ID:                                        BACM 2005-5                     Initial Balance:      164,950,000
Settlement Date:                                    10/13/2005                      Initial Pass-Through Rate: 5.030%
Accrual Start Date:                                 10/01/2005
First Pay Date:                                     11/10/2005
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                                               SCENARIO 1   SCENARIO 2   SCENARIO 3
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
During YM                                                                         0.00%       0.00%        0.00%
--------------------------------------------------------------------------------------------------------------------
During Penalty                                                                    0.00%       0.00%        0.00%
--------------------------------------------------------------------------------------------------------------------
During Open                                                                       0.00%       0.00%        0.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
EXTENSIONS                                                                     SCENARIO 1   SCENARIO 2   SCENARIO 3
--------------------------------------------------------------------------------------------------------------------
Extension on One Renaissance (largest 7 year loan) (mths)                           0           12          24
--------------------------------------------------------------------------------------------------------------------
Extension on 417 Fifth (largest 5 year loan) (mths)                                 0           0            0
--------------------------------------------------------------------------------------------------------------------
Extension on all other Loans (mths)                                                 0           0            0
--------------------------------------------------------------------------------------------------------------------
Extension Percentage                                                              0.00%      100.00%      100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                               SCENARIO 1   SCENARIO 2   SCENARIO 3
--------------------------------------------------------------------------------------------------------------------
100.00000000                                                                      5.06         5.06        5.06
--------------------------------------------------------------------------------------------------------------------
100.06250000                                                                      5.05         5.05        5.05
--------------------------------------------------------------------------------------------------------------------
100.12500000                                                                      5.04         5.04        5.04
--------------------------------------------------------------------------------------------------------------------
100.18750000                                                                      5.03         5.03        5.03
--------------------------------------------------------------------------------------------------------------------
100.25000000                                                                      5.01         5.02        5.02
--------------------------------------------------------------------------------------------------------------------
100.31250000                                                                      5.00         5.01        5.01
--------------------------------------------------------------------------------------------------------------------
100.37500000                                                                      4.99         5.00        5.00
--------------------------------------------------------------------------------------------------------------------
100.43750000                                                                      4.98         4.99        4.99
--------------------------------------------------------------------------------------------------------------------
100.50000000                                                                      4.97         4.98        4.98
--------------------------------------------------------------------------------------------------------------------
100.56250000                                                                      4.96         4.97        4.97
--------------------------------------------------------------------------------------------------------------------
100.62500000                                                                      4.95         4.96        4.96
--------------------------------------------------------------------------------------------------------------------
100.68750000                                                                      4.93         4.95        4.95
--------------------------------------------------------------------------------------------------------------------
100.75000000                                                                      4.92         4.94        4.94
--------------------------------------------------------------------------------------------------------------------
100.81250000                                                                      4.91         4.92        4.94
--------------------------------------------------------------------------------------------------------------------
100.87500000                                                                      4.90         4.91        4.93
--------------------------------------------------------------------------------------------------------------------
100.93750000                                                                      4.89         4.90        4.92
--------------------------------------------------------------------------------------------------------------------
101.00000000                                                                      4.88         4.89        4.91
--------------------------------------------------------------------------------------------------------------------
WAL (yrs)                                                                         6.56         7.19        7.82
--------------------------------------------------------------------------------------------------------------------
Mod Dur                                                                           5.47         5.90        6.31
--------------------------------------------------------------------------------------------------------------------
First Prin Pay                                                                 04/10/2012   04/10/2012  04/10/2012
--------------------------------------------------------------------------------------------------------------------
Maturity                                                                       07/10/2012   04/10/2013  04/10/2014
--------------------------------------------------------------------------------------------------------------------
Yield Spread                                                                       80           78          77
--------------------------------------------------------------------------------------------------------------------
Calc Swap Spread                                                                   34           33          31
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                 ASSUMPTIONS                                                            TREASURY CURVE AS OF
----------------------------------------------------------------------------------------------        -------------------------
1% Cleanup Call is Not Exercised                                                                      TERM (YRS)  YIELD (BEY%)
                                                                                                      -------------------------

Initial Balance is as of October 2005                                                                    1/12        4.056%
Prepay Rates are a Constant % of CPR                                                                      1/4        4.056%
100% of All Prepayment Premiums are assumed to be collected                                               1/2        4.056%
Prepayment Premiums are allocated to one or more classes                                                   2         4.056%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         4.076%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         4.116%
No Delinquencies on any Mortgage Loan                                                                     10         4.293%
No Defaults on any Mortgage Loan                                                                          30         4.557%

-------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

               PRICE/YIELD TABLE - CLASS A-3

----------------------------------------------------------------------------------------------------------------------------------

Security ID:                             BACM 2005-5                               Initial Balance:               164,950,000
Settlement Date:                           10/13/2005                              Initial Pass-Through Rate:          4.936%
Accrual Start Date:                        10/01/2005
First Pay Date:                            11/10/2005
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                     SCENARIO 1     SCENARIO 2   SCENARIO 3        SCENARIO 4        SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
During YM                                               0.00%         0.00%        0.00%             0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
During Penalty                                          0.00%         25.00%       50.00%            75.00%           100.00%
---------------------------------------------------------------------------------------------------------------------------------
During Open                                             0.00%         25.00%       50.00%            75.00%           100.00%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     SCENARIO 1     SCENARIO 2   SCENARIO 3        SCENARIO 4        SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------
                       100.00000000                     4.96           4.97         4.97              4.97              4.97
---------------------------------------------------------------------------------------------------------------------------------
                       100.06250000                     4.95           4.95         4.96              4.96              4.96
---------------------------------------------------------------------------------------------------------------------------------
                       100.12500000                     4.94           4.94         4.94              4.94              4.95
---------------------------------------------------------------------------------------------------------------------------------
                       100.18750000                     4.93           4.93         4.93              4.93              4.94
---------------------------------------------------------------------------------------------------------------------------------
                       100.25000000                     4.92           4.92         4.92              4.92              4.93
---------------------------------------------------------------------------------------------------------------------------------
                       100.31250000                     4.91           4.91         4.91              4.91              4.91
---------------------------------------------------------------------------------------------------------------------------------
                       100.37500000                     4.90           4.90         4.90              4.90              4.90
---------------------------------------------------------------------------------------------------------------------------------
                       100.43750000                     4.89           4.89         4.89              4.89              4.89
---------------------------------------------------------------------------------------------------------------------------------
                       100.50000000                     4.87           4.87         4.88              4.87              4.88
---------------------------------------------------------------------------------------------------------------------------------
                       100.56250000                     4.86           4.86         4.86              4.86              4.87
---------------------------------------------------------------------------------------------------------------------------------
                       100.62500000                     4.85           4.85         4.85              4.85              4.85
---------------------------------------------------------------------------------------------------------------------------------
                       100.68750000                     4.84           4.84         4.84              4.84              4.84
---------------------------------------------------------------------------------------------------------------------------------
                       100.75000000                     4.83           4.83         4.83              4.83              4.83
---------------------------------------------------------------------------------------------------------------------------------
                       100.81250000                     4.82           4.82         4.82              4.82              4.82
---------------------------------------------------------------------------------------------------------------------------------
                       100.87500000                     4.81           4.81         4.81              4.81              4.81
---------------------------------------------------------------------------------------------------------------------------------
                       100.93750000                     4.79           4.80         4.80              4.79              4.80
---------------------------------------------------------------------------------------------------------------------------------
                       101.00000000                     4.78           4.78         4.78              4.78              4.78
---------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                               6.56           6.53         6.49              6.44              6.17
---------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                                 5.49           5.46         5.43              5.40              5.20
---------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                       04/10/2012     09/10/2010   09/10/2010        09/10/2010        08/10/2010
---------------------------------------------------------------------------------------------------------------------------------
MATURITY                                             07/10/2012     07/10/2012   07/10/2012        07/10/2012        05/10/2012
---------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                             79             79           79                79                81
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        ASSUMPTIONS                                                                     TREASURY CURVE AS OF
-----------------------------------------------------------------------------------------        -----------------------------------
1% Cleanup Call is Not Exercised                                                                       TERM (YRS)       YIELD (BEY%)
                                                                                                 -----------------------------------

Initial Balance is as of October 2005                                                                     1/12            3.9130%
Prepay Rates are a Constant % of CPR                                                                      1/4             3.9130%
100% of All Prepayment Premiums are assumed to be collected                                               1/2             3.9130%
Prepayment Premiums are allocated to one or more classes                                                   2              3.9130%
of the offered certificates as described under "Description of the Certificates-Distributions-             3              3.9430%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5              4.0140%
No Extensions on any Mortgage Loan                                                                         10             4.2470%
No Delinquencies on any Mortgage Loan                                                                      30             4.5540%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-3

----------------------------------------------------------------------------------------------------

Security ID:                      BACM 2005-5                   Initial Balance:      164,950,000
Settlement Date:                   10/13/2005                   Initial Pass-Through Rate: 5.030%:
Accrual Start Date:                10/01/2005
First Pay Date:                    11/10/2005
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                            SCENARIO 1   SCENARIO 2   SCENARIO 3
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
During YM                                                     0.00%        0.00%         0.00%
---------------------------------------------------------------------------------------------------
During Penalty                                                0.00%        0.00%         0.00%
---------------------------------------------------------------------------------------------------
During Open                                                   0.00%        0.00%         0.00%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
EXTENSIONS                                                  SCENARIO 1   SCENARIO 2   SCENARIO 3
---------------------------------------------------------------------------------------------------
Extension on One Renaissance (largest 7 year loan) (mths)       0            12           24
---------------------------------------------------------------------------------------------------
Extension on 417 Fifth (largest 5 year loan) (mths)             0            0             0
---------------------------------------------------------------------------------------------------
Extension on all other Loans (mths)                             0            0             0
---------------------------------------------------------------------------------------------------
Extension Percentage                                          0.00%       100.00%       100.00%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                            SCENARIO 1   SCENARIO 2   SCENARIO 3
---------------------------------------------------------------------------------------------------
100.00000000                                                   5.06         5.06         5.06
---------------------------------------------------------------------------------------------------
100.06250000                                                   5.05         5.05         5.05
---------------------------------------------------------------------------------------------------
100.12500000                                                   5.04         5.04         5.04
---------------------------------------------------------------------------------------------------
100.18750000                                                   5.03         5.03         5.03
---------------------------------------------------------------------------------------------------
100.25000000                                                   5.01         5.02         5.02
---------------------------------------------------------------------------------------------------
100.31250000                                                   5.00         5.01         5.01
---------------------------------------------------------------------------------------------------
100.37500000                                                   4.99         5.00         5.00
---------------------------------------------------------------------------------------------------
100.43750000                                                   4.98         4.99         4.99
---------------------------------------------------------------------------------------------------
100.50000000                                                   4.97         4.98         4.98
---------------------------------------------------------------------------------------------------
100.56250000                                                   4.96         4.97         4.97
---------------------------------------------------------------------------------------------------
100.62500000                                                   4.95         4.96         4.96
---------------------------------------------------------------------------------------------------
100.68750000                                                   4.93         4.95         4.95
---------------------------------------------------------------------------------------------------
100.75000000                                                   4.92         4.94         4.94
---------------------------------------------------------------------------------------------------
100.81250000                                                   4.91         4.92         4.94
---------------------------------------------------------------------------------------------------
100.87500000                                                   4.90         4.91         4.93
---------------------------------------------------------------------------------------------------
100.93750000                                                   4.89         4.90         4.92
---------------------------------------------------------------------------------------------------
101.00000000                                                   4.88         4.89         4.91
---------------------------------------------------------------------------------------------------
WAL (YRS)                                                      6.56         7.19         7.82
---------------------------------------------------------------------------------------------------
MOD DUR                                                        5.47         5.90         6.31
---------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                              04/10/2012   04/10/2012   04/10/2012
---------------------------------------------------------------------------------------------------
MATURITY                                                    07/10/2012   04/10/2013   04/10/2014
---------------------------------------------------------------------------------------------------
YIELD SPREAD                                                    80           78           77
---------------------------------------------------------------------------------------------------
CALC SWAP SPREAD                                                34           33           31
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                       ASSUMPTIONS                                                                  TREASURY CURVE AS OF
-------------------------------------------------------------------------------------              ------------------------
1% Cleanup Call is Not Exercised                                                                   TERM (YRS)  YIELD (BEY%)
                                                                                                   ------------------------

Initial Balance is as of October 2005                                                                 1/12       4.056%
Prepay Rates are a Constant % of CPR                                                                   1/4       4.056%
100% of All Prepayment Premiums are assumed to be collected                                            1/2       4.056%
Prepayment Premiums are allocated to one or more classes                                                2        4.056%
of the offered certificates as described under "Description of the Certificates-Distributions-          3        4.076%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                     5        4.116%
No Delinquencies on any Mortgage Loan                                                                  10        4.293%
No Defaults on any Mortgage Loan                                                                       30        4.557%

---------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

           Price/Yield Table - Class A-2

-----------------------------------------------------------------------------------------------------------------------------------

Security ID:                                         BACM 2005-5                               Initial Balance:        250,250,000
Settlement Date:                                       10/13/2005                              Initial Pass-Through Rate:   4.801%
Accrual Start Date:                                    10/01/2005
First Pay Date:                                        11/10/2005
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                       SCENARIO 1     SCENARIO 2   SCENARIO 3       SCENARIO 4        SCENARIO 5
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
During YM                                                 0.00%         25.00%       50.00%           75.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------------
During Penalty                                            0.00%         25.00%       50.00%           75.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------------
During Open                                               0.00%         25.00%       50.00%           75.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       SCENARIO 1     SCENARIO 2   SCENARIO 3       SCENARIO 4        SCENARIO 5
-----------------------------------------------------------------------------------------------------------------------------------
                    100.00000000                          4.82           4.94         5.06             5.17              5.31
-----------------------------------------------------------------------------------------------------------------------------------
                    100.06250000                          4.81           4.92         5.05             5.16              5.29
-----------------------------------------------------------------------------------------------------------------------------------
                    100.12500000                          4.79           4.91         5.03             5.14              5.27
-----------------------------------------------------------------------------------------------------------------------------------
                    100.18750000                          4.78           4.89         5.01             5.12              5.25
-----------------------------------------------------------------------------------------------------------------------------------
                    100.25000000                          4.76           4.87         5.00             5.10              5.23
-----------------------------------------------------------------------------------------------------------------------------------
                    100.31250000                          4.75           4.86         4.98             5.08              5.21
-----------------------------------------------------------------------------------------------------------------------------------
                    100.37500000                          4.73           4.84         4.96             5.07              5.19
-----------------------------------------------------------------------------------------------------------------------------------
                    100.43750000                          4.72           4.83         4.95             5.05              5.17
-----------------------------------------------------------------------------------------------------------------------------------
                    100.50000000                          4.70           4.81         4.93             5.03              5.15
-----------------------------------------------------------------------------------------------------------------------------------
                    100.56250000                          4.69           4.80         4.91             5.01              5.13
-----------------------------------------------------------------------------------------------------------------------------------
                    100.62500000                          4.68           4.78         4.89             4.99              5.11
-----------------------------------------------------------------------------------------------------------------------------------
                    100.68750000                          4.66           4.76         4.88             4.98              5.09
-----------------------------------------------------------------------------------------------------------------------------------
                    100.75000000                          4.65           4.75         4.86             4.96              5.07
-----------------------------------------------------------------------------------------------------------------------------------
                    100.81250000                          4.63           4.73         4.84             4.94              5.05
-----------------------------------------------------------------------------------------------------------------------------------
                    100.87500000                          4.62           4.72         4.83             4.92              5.03
-----------------------------------------------------------------------------------------------------------------------------------
                    100.93750000                          4.60           4.70         4.81             4.90              5.01
-----------------------------------------------------------------------------------------------------------------------------------
                    101.00000000                          4.59           4.69         4.79             4.88              4.99
-----------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                                 4.90           4.55         4.16             3.87              3.47
-----------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                                   4.28           3.99         3.67             3.43              3.08
-----------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                         08/10/2010     08/10/2008   10/10/2007       04/10/2007        05/10/2006
-----------------------------------------------------------------------------------------------------------------------------------
MATURITY                                               09/10/2010     09/10/2010   09/10/2010       09/10/2010        06/10/2010
-----------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                               69             81           94               106               119
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                    ASSUMPTIONS                                                                       TREASURY CURVE AS OF
----------------------------------------------------------------------------------             ------------------------------------
1% Cleanup Call is Not Exercised                                                                    TERM (YRS)       YIELD (BEY%)
                                                                                               ------------------------------------

Initial Balance is as of October 2005                                                                  1/12             3.913%
Prepay Rates are a Constant % of CPR                                                                    1/4             3.913%
100% of All Prepayment Premiums are assumed to be collected                                             1/2             3.913%
Prepayment Premiums are allocated to one or more classes                                                 2              3.913%
of the offered certificates as described under "Description of the Certificates-Distributions-           3              3.943%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                      5              4.014%
No Extensions on any Mortgage Loan                                                                      10              4.247%
No Delinquencies on any Mortgage Loan                                                                   30              4.554%
No Defaults on any Mortgage Loan
-----------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-2

-----------------------------------------------------------------------------------------------------

Security ID:            BACM 2005-5                                Initial Balance:       250,250,000
Settlement Date:          10/13/2005                               Initial Pass-Through Rate:  4.801%
Accrual Start Date:       10/01/2005
First Pay Date:           11/10/2005
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)          SCENARIO 1     SCENARIO 2   SCENARIO 3        SCENARIO 4        SCENARIO 5
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
During YM                    0.00%         0.00%         0.00%             0.00%            0.00%
------------------------------------------------------------------------------------------------------
During Penalty               0.00%         25.00%       50.00%            75.00%           100.00%
------------------------------------------------------------------------------------------------------
During Open                  0.00%         25.00%       50.00%            75.00%           100.00%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                          SCENARIO 1     SCENARIO 2   SCENARIO 3        SCENARIO 4        SCENARIO 5
------------------------------------------------------------------------------------------------------
     100.00000000            4.82           4.82         4.82              4.82              4.82
------------------------------------------------------------------------------------------------------
     100.06250000            4.81           4.81         4.81              4.81              4.81
------------------------------------------------------------------------------------------------------
     100.12500000            4.79           4.79         4.79              4.79              4.79
------------------------------------------------------------------------------------------------------
     100.18750000            4.78           4.78         4.78              4.78              4.78
------------------------------------------------------------------------------------------------------
     100.25000000            4.76           4.76         4.76              4.76              4.76
------------------------------------------------------------------------------------------------------
     100.31250000            4.75           4.75         4.75              4.75              4.74
------------------------------------------------------------------------------------------------------
     100.37500000            4.73           4.73         4.73              4.73              4.73
------------------------------------------------------------------------------------------------------
     100.43750000            4.72           4.72         4.72              4.72              4.71
------------------------------------------------------------------------------------------------------
     100.50000000            4.70           4.70         4.70              4.70              4.70
------------------------------------------------------------------------------------------------------
     100.56250000            4.69           4.69         4.69              4.69              4.68
------------------------------------------------------------------------------------------------------
     100.62500000            4.68           4.68         4.67              4.67              4.67
------------------------------------------------------------------------------------------------------
     100.68750000            4.66           4.66         4.66              4.66              4.65
------------------------------------------------------------------------------------------------------
     100.75000000            4.65           4.65         4.64              4.64              4.63
------------------------------------------------------------------------------------------------------
     100.81250000            4.63           4.63         4.63              4.63              4.62
------------------------------------------------------------------------------------------------------
     100.87500000            4.62           4.62         4.61              4.61              4.60
------------------------------------------------------------------------------------------------------
     100.93750000            4.60           4.60         4.60              4.60              4.59
------------------------------------------------------------------------------------------------------
     101.00000000            4.59           4.59         4.58              4.58              4.57
------------------------------------------------------------------------------------------------------
WAL (YRS)                    4.90           4.87         4.79              4.70              4.42
------------------------------------------------------------------------------------------------------
MOD DUR                      4.28           4.25         4.19              4.11              3.90
------------------------------------------------------------------------------------------------------
FIRST PRIN PAY            08/10/2010     01/10/2010   07/10/2009        03/10/2009        09/10/2008
------------------------------------------------------------------------------------------------------
MATURITY                  09/10/2010     09/10/2010   09/10/2010        09/10/2010        08/10/2010
------------------------------------------------------------------------------------------------------
YIELD SPREAD                  69             70           70                70                70
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
      ASSUMPTIONS                                                         TREASURY CURVE AS OF
-----------------------------------------------------              -----------------------------------
1% Cleanup Call is Not Exercised                                        TERM (YRS)       YIELD (BEY%)
                                                                   -----------------------------------

Initial Balance is as of October 2005                                      1/12            3.9130%
Prepay Rates are a Constant % of CPR                                        1/4            3.9130%
100% of All Prepayment Premiums are assumed to be collected                 1/2            3.9130%
Prepayment Premiums are allocated to one or more classes                     2             3.9130%
of the offered certificates as described under "Description of the
Certificates-Distributions-                                                  3             3.9430%
Distributions of Prepayment Premiums" in the Prospectus Supplement.          5             4.0140%
No Extensions on any Mortgage Loan                                          10             4.2470%
No Delinquencies on any Mortgage Loan                                       30             4.5540%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-3

----------------------------------------------------------------------------------------------------

Security ID:          BACM 2005-5                               Initial Balance:        164,950,000
Settlement Date:        10/13/2005                              Initial Pass-Through Rate:   4.936%
Accrual Start Date:     10/01/2005
First Pay Date:         11/10/2005
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Prepayment (CPR)        Scenario 1     Scenario 2   Scenario 3       Scenario 4        Scenario 5
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
During YM                  0.00%         25.00%       50.00%           75.00%            100.00%
----------------------------------------------------------------------------------------------------
During Penalty             0.00%         25.00%       50.00%           75.00%            100.00%
----------------------------------------------------------------------------------------------------
During Open                0.00%         25.00%       50.00%           75.00%            100.00%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                        SCENARIO 1     SCENARIO 2   SCENARIO 3       SCENARIO 4        SCENARIO 5
----------------------------------------------------------------------------------------------------
    100.00000000           4.96           5.00         5.00             4.99              4.98
----------------------------------------------------------------------------------------------------
    100.06250000           4.95           4.99         4.99             4.97              4.97
----------------------------------------------------------------------------------------------------
    100.12500000           4.94           4.97         4.98             4.96              4.95
----------------------------------------------------------------------------------------------------
    100.18750000           4.93           4.96         4.97             4.95              4.94
----------------------------------------------------------------------------------------------------
    100.25000000           4.92           4.95         4.95             4.93              4.93
----------------------------------------------------------------------------------------------------
    100.31250000           4.91           4.94         4.94             4.92              4.91
----------------------------------------------------------------------------------------------------
    100.37500000           4.90           4.93         4.93             4.91              4.90
----------------------------------------------------------------------------------------------------
    100.43750000           4.89           4.91         4.91             4.89              4.89
----------------------------------------------------------------------------------------------------
    100.50000000           4.87           4.90         4.90             4.88              4.87
----------------------------------------------------------------------------------------------------
    100.56250000           4.86           4.89         4.89             4.87              4.86
----------------------------------------------------------------------------------------------------
    100.62500000           4.85           4.88         4.88             4.85              4.84
----------------------------------------------------------------------------------------------------
    100.68750000           4.84           4.86         4.86             4.84              4.83
----------------------------------------------------------------------------------------------------
    100.75000000           4.83           4.85         4.85             4.83              4.82
----------------------------------------------------------------------------------------------------
    100.81250000           4.82           4.84         4.84             4.82              4.80
----------------------------------------------------------------------------------------------------
    100.87500000           4.81           4.83         4.83             4.80              4.79
----------------------------------------------------------------------------------------------------
    100.93750000           4.79           4.82         4.81             4.79              4.78
----------------------------------------------------------------------------------------------------
    101.00000000           4.78           4.80         4.80             4.78              4.76
----------------------------------------------------------------------------------------------------
WAL (YRS)                  6.56           6.01         5.72             5.55              5.24
----------------------------------------------------------------------------------------------------
MOD DUR                    5.49           5.08         4.87             4.74              4.51
----------------------------------------------------------------------------------------------------
FIRST PRIN PAY          04/10/2012     09/10/2010   09/10/2010       09/10/2010        06/10/2010
----------------------------------------------------------------------------------------------------
MATURITY                07/10/2012     05/10/2012   04/10/2012       04/10/2012        11/10/2011
----------------------------------------------------------------------------------------------------
YIELD SPREAD                79             84           85               84                85
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
     ASSUMPTIONS                                                       TREASURY CURVE AS OF
---------------------------------------------------             ------------------------------------

1% Cleanup Call is Not Exercised                                     TERM (YRS)       YIELD (BEY%)
                                                                ------------------------------------
Initial Balance is as of October 2005                                   1/12             3.913%
Prepay Rates are a Constant % of CPR                                     1/4             3.913%
100% of All Prepayment Premiums are assumed to be collected              1/2             3.913%
Prepayment Premiums are allocated to one or more classes                  2              3.913%
of the offered certificates as described under "Description of the
Certifiates-Distribut                                                     3              3.943%
Distributions of Prepayment Premiums" in the Prospectus Supplement.       5              4.014%
No Extensions on any Mortgage Loan                                       10              4.247%
No Delinquencies on any Mortgage Loan                                    30              4.554%
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-4

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:                     BACM 2005-5                                      Initial Balance:                     802,600,000
Settlement Date:                        10/13/2005                                Initial Pass-Through Rate:                4.981%
Accrual Start Date:                     10/01/2005
First Pay Date:                         11/10/2005

-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1      SCENARIO 2      SCENARIO 3                 SCENARIO 4         SCENARIO 5
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%           0.00%          0.00%                      0.00%               0.00%
-------------------------------------------------------------------------------------------------------------------------------
During Penalty                        0.00%          25.00%          50.00%                     75.00%             100.00%
-------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%          25.00%          50.00%                     75.00%             100.00%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1      SCENARIO 2            SCENARIO 3         SCENARIO 4           SCENARIO 5
-------------------------------------------------------------------------------------------------------------------------------
               100.00000000           5.02            5.02                  5.02               5.02                 5.02
-------------------------------------------------------------------------------------------------------------------------------
               100.06250000           5.01            5.01                  5.01               5.01                 5.01
-------------------------------------------------------------------------------------------------------------------------------
               100.12500000           5.00            5.00                  5.00               5.00                 5.00
-------------------------------------------------------------------------------------------------------------------------------
               100.18750000           4.99            4.99                  4.99               4.99                 4.99
-------------------------------------------------------------------------------------------------------------------------------
               100.25000000           4.98            4.98                  4.98               4.98                 4.98
-------------------------------------------------------------------------------------------------------------------------------
               100.31250000           4.98            4.98                  4.98               4.97                 4.97
-------------------------------------------------------------------------------------------------------------------------------
               100.37500000           4.97            4.97                  4.97               4.97                 4.97
-------------------------------------------------------------------------------------------------------------------------------
               100.43750000           4.96            4.96                  4.96               4.96                 4.96
-------------------------------------------------------------------------------------------------------------------------------
               100.50000000           4.95            4.95                  4.95               4.95                 4.95
-------------------------------------------------------------------------------------------------------------------------------
               100.56250000           4.94            4.94                  4.94               4.94                 4.94
-------------------------------------------------------------------------------------------------------------------------------
               100.62500000           4.93            4.93                  4.93               4.93                 4.93
-------------------------------------------------------------------------------------------------------------------------------
               100.68750000           4.93            4.93                  4.93               4.93                 4.92
-------------------------------------------------------------------------------------------------------------------------------
               100.75000000           4.92            4.92                  4.92               4.92                 4.92
-------------------------------------------------------------------------------------------------------------------------------
               100.81250000           4.91            4.91                  4.91               4.91                 4.91
-------------------------------------------------------------------------------------------------------------------------------
               100.87500000           4.90            4.90                  4.90               4.90                 4.90
-------------------------------------------------------------------------------------------------------------------------------
               100.93750000           4.89            4.89                  4.89               4.89                 4.89
-------------------------------------------------------------------------------------------------------------------------------
               101.00000000           4.89            4.89                  4.88               4.88                 4.88
-------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                             9.80            9.77                  9.74               9.69                 9.47
-------------------------------------------------------------------------------------------------------------------------------
MOD DUR                               7.59            7.57                  7.55               7.52                 7.39
-------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                     03/10/2015      12/10/2014            11/10/2014         10/10/2014           10/10/2014
-------------------------------------------------------------------------------------------------------------------------------
MATURITY                           09/10/2015      09/10/2015            09/10/2015         09/10/2015           07/10/2015
-------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                           71              71                    72                 72                   73
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                              TREASURY CURVE AS OF
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                  TERM (YRS)          YIELD (BEY%)
Initial Balance is as of October 2005                                                                1/12                3.9130%
Prepay Rates are a Constant % of CPR                                                                 1/4                 3.9130%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                 3.9130%
Prepayment Premiums are allocated to one or more classes                                              2                  3.9130%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                  3.9430%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                  4.0140%
No Extensions on any Mortgage Loan                                                                    10                 4.2470%
No Delinquencies on any Mortgage Loan                                                                 30                 4.5540%
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                   PRICE/YIELD TABLE - CLASS A-M

----------------------------------------------------------------------------------------------------------------------------------
Security ID:                  CM 2005-5                                           Initial Balance:                    197,730,000
Settlement Date:                   10/13/2005                                     Initial Pass-Through Rate:               5.054%
Accrual Start Date:                10/01/2005
First Pay Date:                    11/10/2005

----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1        SCENARIO 2      SCENARIO 3                SCENARIO 4        SCENARIO 5
----------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%             0.00%          0.00%                     0.00%              0.00%
----------------------------------------------------------------------------------------------------------------------------------
During Penalty                        0.00%            25.00%          50.00%                    75.00%            100.00%
----------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%            25.00%          50.00%                    75.00%            100.00%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1        SCENARIO 2      SCENARIO 3                SCENARIO 4        SCENARIO 5
----------------------------------------------------------------------------------------------------------------------------------
               100.00000000           5.09              5.09            5.09                      5.09              5.09
----------------------------------------------------------------------------------------------------------------------------------
               100.06250000           5.08              5.08            5.08                      5.08              5.08
----------------------------------------------------------------------------------------------------------------------------------
               100.12500000           5.07              5.07            5.07                      5.07              5.07
----------------------------------------------------------------------------------------------------------------------------------
               100.18750000           5.07              5.07            5.07                      5.07              5.07
----------------------------------------------------------------------------------------------------------------------------------
               100.25000000           5.06              5.06            5.06                      5.06              5.06
----------------------------------------------------------------------------------------------------------------------------------
               100.31250000           5.05              5.05            5.05                      5.05              5.05
----------------------------------------------------------------------------------------------------------------------------------
               100.37500000           5.04              5.04            5.04                      5.04              5.04
----------------------------------------------------------------------------------------------------------------------------------
               100.43750000           5.03              5.03            5.03                      5.03              5.03
----------------------------------------------------------------------------------------------------------------------------------
               100.50000000           5.03              5.03            5.03                      5.03              5.02
----------------------------------------------------------------------------------------------------------------------------------
               100.56250000           5.02              5.02            5.02                      5.02              5.02
----------------------------------------------------------------------------------------------------------------------------------
               100.62500000           5.01              5.01            5.01                      5.01              5.01
----------------------------------------------------------------------------------------------------------------------------------
               100.68750000           5.00              5.00            5.00                      5.00              5.00
----------------------------------------------------------------------------------------------------------------------------------
               100.75000000           4.99              4.99            4.99                      4.99              4.99
----------------------------------------------------------------------------------------------------------------------------------
               100.81250000           4.99              4.99            4.99                      4.99              4.98
----------------------------------------------------------------------------------------------------------------------------------
               100.87500000           4.98              4.98            4.98                      4.98              4.98
----------------------------------------------------------------------------------------------------------------------------------
               100.93750000           4.97              4.97            4.97                      4.97              4.97
----------------------------------------------------------------------------------------------------------------------------------
               101.00000000           4.96              4.96            4.96                      4.96              4.96
----------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                             9.91              9.91            9.91                      9.91              9.74
----------------------------------------------------------------------------------------------------------------------------------
MOD DUR                               7.63              7.63            7.63                      7.63              7.53
----------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                     09/10/2015        09/10/2015      09/10/2015                09/10/2015        07/10/2015
----------------------------------------------------------------------------------------------------------------------------------
MATURITY                           09/10/2015        09/10/2015      09/10/2015                09/10/2015        07/10/2015
----------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                           78                78              78                        78                79
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                TREASURY CURVE AS OF
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    TERM (YRS)        YIELD (BEY%)
Initial Balance is as of October 2005                                                                  1/12              3.9130%
Prepay Rates are a Constant % of CPR                                                                   1/4               3.9130%
100% of All Prepayment Premiums are assumed to be collected                                            1/2               3.9130%
Prepayment Premiums are allocated to one or more classes                                                2                3.9130%
of the offered certificates as described under "Description of the Certificates-Distributions-          3                3.9430%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                     5                4.0140%
No Extensions on any Mortgage Loan                                                                      10               4.2470%
No Delinquencies on any Mortgage Loan                                                                   30               4.5540%
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                   PRICE/YIELD TABLE - CLASS A-SB

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                        BACM 2005-5                                       Initial Balance:                   99,807,000
Settlement Date:                           10/13/2005                                 Initial Pass-Through Rate:              4.904%
Accrual Start Date:                        10/01/2005
First Pay Date:                            11/10/2005
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                           SCENARIO 1       SCENARIO 2    SCENARIO 3           SCENARIO 4          SCENARIO 5

------------------------------------------------------------------------------------------------------------------------------------
During YM                                     0.00%            0.00%        0.00%                0.00%                0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                                0.00%           25.00%        50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                                   0.00%           25.00%        50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           SCENARIO 1       SCENARIO 2    SCENARIO 3           SCENARIO 4          SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
               100.00000000                   4.93             4.94          4.95                 4.95                4.93
------------------------------------------------------------------------------------------------------------------------------------
               100.06250000                   4.92             4.93          4.94                 4.94                4.92
------------------------------------------------------------------------------------------------------------------------------------
               100.12500000                   4.91             4.92          4.93                 4.93                4.91
------------------------------------------------------------------------------------------------------------------------------------
               100.18750000                   4.90             4.91          4.92                 4.92                4.90
------------------------------------------------------------------------------------------------------------------------------------
               100.25000000                   4.89             4.90          4.91                 4.91                4.89
------------------------------------------------------------------------------------------------------------------------------------
               100.31250000                   4.88             4.89          4.90                 4.90                4.88
------------------------------------------------------------------------------------------------------------------------------------
               100.37500000                   4.87             4.88          4.88                 4.89                4.87
------------------------------------------------------------------------------------------------------------------------------------
               100.43750000                   4.86             4.87          4.87                 4.88                4.86
------------------------------------------------------------------------------------------------------------------------------------
               100.50000000                   4.85             4.86          4.86                 4.86                4.85
------------------------------------------------------------------------------------------------------------------------------------
               100.56250000                   4.84             4.85          4.85                 4.85                4.84
------------------------------------------------------------------------------------------------------------------------------------
               100.62500000                   4.83             4.84          4.84                 4.84                4.83
------------------------------------------------------------------------------------------------------------------------------------
               100.68750000                   4.82             4.83          4.83                 4.83                4.82
------------------------------------------------------------------------------------------------------------------------------------
               100.75000000                   4.81             4.82          4.82                 4.82                4.81
------------------------------------------------------------------------------------------------------------------------------------
               100.81250000                   4.80             4.81          4.81                 4.81                4.80
------------------------------------------------------------------------------------------------------------------------------------
               100.87500000                   4.79             4.80          4.80                 4.80                4.79
------------------------------------------------------------------------------------------------------------------------------------
               100.93750000                   4.78             4.79          4.79                 4.79                4.78
------------------------------------------------------------------------------------------------------------------------------------
               101.00000000                   4.77             4.78          4.78                 4.78                4.77
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                     7.33             7.25          7.21                 7.20                7.19
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                       6.00             5.94          5.92                 5.91                5.91
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                             09/10/2010       09/10/2010    09/10/2010           09/10/2010          09/10/2010
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                   03/10/2015       12/10/2014    11/10/2014           10/10/2014          10/10/2014
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                   73               74            75                   75                  73
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                              TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                  TERM (YRS)            YIELD (BEY%)
Initial Balance is as of October 2005                                                                1/12                  3.9130%
Prepay Rates are a Constant % of CPR                                                                 1/4                   3.9130%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                   3.9130%
Prepayment Premiums are allocated to one or more classes                                              2                    3.9130%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                    3.9430%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                    4.0140%
No Extensions on any Mortgage Loan                                                                    10                   4.2470%
No Delinquencies on any Mortgage Loan                                                                 30                   4.5540%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                   PRICE/YIELD TABLE - CLASS A-J

--------------------------------------------------------------------------------------------------------------------------------
Security ID:                    BACM 2005-5                                     Initial Balance:                     121,109,000
Settlement Date:                       10/13/2005                               Initial Pass-Through Rate:                5.084%
Accrual Start Date:                    10/01/2005
First Pay Date:                        11/10/2005
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                       SCENARIO 1     SCENARIO 2       SCENARIO 3           SCENARIO 4         SCENARIO 5
--------------------------------------------------------------------------------------------------------------------------------
During YM                                 0.00%          0.00%           0.00%                0.00%               0.00%
--------------------------------------------------------------------------------------------------------------------------------
During Penalty                            0.00%         25.00%           50.00%               75.00%             100.00%
--------------------------------------------------------------------------------------------------------------------------------
During Open                               0.00%         25.00%           50.00%               75.00%             100.00%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                       SCENARIO 1     SCENARIO 2       SCENARIO 3           SCENARIO 4         SCENARIO 5
--------------------------------------------------------------------------------------------------------------------------------
               100.00000000               5.12           5.12             5.12                 5.12               5.12
--------------------------------------------------------------------------------------------------------------------------------
               100.06250000               5.11           5.11             5.11                 5.11               5.11
--------------------------------------------------------------------------------------------------------------------------------
               100.12500000               5.11           5.11             5.11                 5.11               5.10
--------------------------------------------------------------------------------------------------------------------------------
               100.18750000               5.10           5.10             5.10                 5.10               5.10
--------------------------------------------------------------------------------------------------------------------------------
               100.25000000               5.09           5.09             5.09                 5.09               5.09
--------------------------------------------------------------------------------------------------------------------------------
               100.31250000               5.08           5.08             5.08                 5.08               5.08
-------------------------------------------------------------------------------------------------------------------------------
               100.37500000               5.07           5.07             5.07                 5.07               5.07
--------------------------------------------------------------------------------------------------------------------------------
               100.43750000               5.06           5.06             5.06                 5.06               5.06
--------------------------------------------------------------------------------------------------------------------------------
               100.50000000               5.06           5.06             5.06                 5.06               5.06
--------------------------------------------------------------------------------------------------------------------------------
               100.56250000               5.05           5.05             5.05                 5.05               5.05
--------------------------------------------------------------------------------------------------------------------------------
               100.62500000               5.04           5.04             5.04                 5.04               5.04
--------------------------------------------------------------------------------------------------------------------------------
               100.68750000               5.03           5.03             5.03                 5.03               5.03
--------------------------------------------------------------------------------------------------------------------------------
               100.75000000               5.02           5.02             5.02                 5.02               5.02
--------------------------------------------------------------------------------------------------------------------------------
               100.81250000               5.02           5.02             5.02                 5.02               5.01
--------------------------------------------------------------------------------------------------------------------------------
               100.87500000               5.01           5.01             5.01                 5.01               5.01
--------------------------------------------------------------------------------------------------------------------------------
               100.93750000               5.00           5.00             5.00                 5.00               5.00
--------------------------------------------------------------------------------------------------------------------------------
               101.00000000               4.99           4.99             4.99                 4.99               4.99
--------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                 9.91           9.91             9.91                 9.91               9.76
--------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                   7.62           7.62             7.62                 7.62               7.53
--------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                         09/10/2015     09/10/2015       09/10/2015           09/10/2015         07/10/2015
--------------------------------------------------------------------------------------------------------------------------------
MATURITY                               09/10/2015     09/10/2015       09/10/2015           09/10/2015         08/10/2015
--------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                               81             81               81                   81                 82
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                               TREASURY CURVE AS OF
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   TERM (YRS)        YIELD (BEY%)
Initial Balance is as of October 2005                                                                 1/12              3.9130%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.9130%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.9130%
Prepayment Premiums are allocated to one or more classes                                               2                3.9130%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.9430%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.0140%
No Extensions on any Mortgage Loan                                                                     10               4.2470%
No Delinquencies on any Mortgage Loan                                                                  30               4.5540%
No Defaults on any Mortgage Loan
---------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           PRICE/YIELD TABLE - CLASS B

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM 2005-5                                          Initial Balance:                     42,018,000
Settlement Date:                      10/13/2005                                    Initial Pass-Through Rate:               5.163%
Accrual Start Date:                   10/01/2005
First Pay Date:                       11/10/2005
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                      SCENARIO 1      SCENARIO 2        SCENARIO 3               SCENARIO 4          SCENARIO 5
-----------------------------------------------------------------------------------------------------------------------------------
During YM                                0.00%           0.00%            0.00%                    0.00%                0.00%
-----------------------------------------------------------------------------------------------------------------------------------
During Penalty                           0.00%          25.00%            50.00%                   75.00%              100.00%
-----------------------------------------------------------------------------------------------------------------------------------
During Open                              0.00%          25.00%            50.00%                   75.00%              100.00%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      SCENARIO 1      SCENARIO 2        SCENARIO 3               SCENARIO 4          SCENARIO 5
-----------------------------------------------------------------------------------------------------------------------------------
               100.00000000              5.20            5.20              5.20                     5.20                5.20
-----------------------------------------------------------------------------------------------------------------------------------
               100.06250000              5.19            5.19              5.19                     5.19                5.19
-----------------------------------------------------------------------------------------------------------------------------------
               100.12500000              5.19            5.19              5.19                     5.19                5.19
-----------------------------------------------------------------------------------------------------------------------------------
               100.18750000              5.18            5.18              5.18                     5.18                5.18
-----------------------------------------------------------------------------------------------------------------------------------
               100.25000000              5.17            5.17              5.17                     5.17                5.17
-----------------------------------------------------------------------------------------------------------------------------------
               100.31250000              5.16            5.16              5.16                     5.16                5.16
-----------------------------------------------------------------------------------------------------------------------------------
               100.37500000              5.15            5.15              5.15                     5.15                5.15
-----------------------------------------------------------------------------------------------------------------------------------
               100.43750000              5.14            5.14              5.14                     5.14                5.14
-----------------------------------------------------------------------------------------------------------------------------------
               100.50000000              5.14            5.14              5.14                     5.14                5.14
-----------------------------------------------------------------------------------------------------------------------------------
               100.56250000              5.13            5.13              5.13                     5.13                5.13
-----------------------------------------------------------------------------------------------------------------------------------
               100.62500000              5.12            5.12              5.12                     5.12                5.12
-----------------------------------------------------------------------------------------------------------------------------------
               100.68750000              5.11            5.11              5.11                     5.11                5.11
-----------------------------------------------------------------------------------------------------------------------------------
               100.75000000              5.10            5.10              5.10                     5.10                5.10
-----------------------------------------------------------------------------------------------------------------------------------
               100.81250000              5.10            5.10              5.10                     5.10                5.09
-----------------------------------------------------------------------------------------------------------------------------------
               100.87500000              5.09            5.09              5.09                     5.09                5.09
-----------------------------------------------------------------------------------------------------------------------------------
               100.93750000              5.08            5.08              5.08                     5.08                5.08
-----------------------------------------------------------------------------------------------------------------------------------
               101.00000000              5.07            5.07              5.07                     5.07                5.07
-----------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                9.91            9.91              9.91                     9.91                9.83
-----------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                  7.59            7.59              7.59                     7.59                7.54
-----------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                        09/10/2015      09/10/2015        09/10/2015               09/10/2015          08/10/2015
-----------------------------------------------------------------------------------------------------------------------------------
MATURITY                              09/10/2015      09/10/2015        09/10/2015               09/10/2015          08/10/2015
-----------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                              89              89                89                       89                  90
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                 TREASURY CURVE AS OF
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                     TERM (YRS)        YIELD (BEY%)
Initial Balance is as of October 2005                                                                   1/12              3.9130%
Prepay Rates are a Constant % of CPR                                                                    1/4               3.9130%
100% of All Prepayment Premiums are assumed to be collected                                             1/2               3.9130%
Prepayment Premiums are allocated to one or more classes                                                 2                3.9130%
of the offered certificates as described under "Description of the Certificates-Distributions-           3                3.9430%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                      5                4.0140%
No Extensions on any Mortgage Loan                                                                       10               4.2470%
No Delinquencies on any Mortgage Loan                                                                    30               4.5540%
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           PRICE/YIELD TABLE - CLASS B

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Security ID:                               BACM 2005-5                                                          Initial Balance:                                42,018,000
Settlement Date:                                  10/13/2005                                                    Initial Pass-Through Rate:                          5.163%
Accrual Start Date:                               10/01/2005
First Pay Date:                                   11/10/2005
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Penalty                                       0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Open                                          0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.00000000                          5.20                    5.20                  5.20                         5.20                         5.20
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.06250000                          5.19                    5.19                  5.19                         5.19                         5.19
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.12500000                          5.19                    5.19                  5.19                         5.19                         5.19
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.18750000                          5.18                    5.18                  5.18                         5.18                         5.18
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.25000000                          5.17                    5.17                  5.17                         5.17                         5.17
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.31250000                          5.16                    5.16                  5.16                         5.16                         5.16
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.37500000                          5.15                    5.15                  5.15                         5.15                         5.15
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.43750000                          5.14                    5.14                  5.14                         5.14                         5.14
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.50000000                          5.14                    5.14                  5.14                         5.14                         5.14
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.56250000                          5.13                    5.13                  5.13                         5.13                         5.13
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.62500000                          5.12                    5.12                  5.12                         5.12                         5.12
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.68750000                          5.11                    5.11                  5.11                         5.11                         5.11
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.75000000                          5.10                    5.10                  5.10                         5.10                         5.10
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.81250000                          5.10                    5.10                  5.10                         5.10                         5.09
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.87500000                          5.09                    5.09                  5.09                         5.09                         5.09
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.93750000                          5.08                    5.08                  5.08                         5.08                         5.08
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               101.00000000                          5.07                    5.07                  5.07                         5.07                         5.07
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                            9.91                    9.91                  9.91                         9.91                         9.83
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                              7.59                    7.59                  7.59                         7.59                         7.54
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                    09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                          09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                          89                      89                    89                           89                           90
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                                         TREASURY CURVE AS OF
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                                             TERM (YRS)                  YIELD (BEY%)
Initial Balance is as of October 2005                                                                                           1/12                        3.913%
Prepay Rates are a Constant % of CPR                                                                                            1/4                         3.913%
100% of All Prepayment Premiums are assumed to be collected                                                                     1/2                         3.913%
Prepayment Premiums are allocated to one or more classes                                                                         2                          3.913%
of the offered certificates as described under "Description of the Certificates-Distributions-                                   3                          3.943%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                                              5                          4.014%
No Extensions on any Mortgage Loan                                                                                               10                         4.247%
No Delinquencies on any Mortgage Loan                                                                                            30                         4.554%
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           PRICE/YIELD TABLE - CLASS C

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Security ID:                               BACM 2005-5                                                          Initial Balance:                                19,772,000
Settlement Date:                                  10/13/2005                                                    Initial Pass-Through Rate:                          5.183%
Accrual Start Date:                               10/01/2005
First Pay Date:                                   11/10/2005
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                   0.00%                0.00%                        0.00%                         0.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Penalty                                       0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Open                                          0.00%                  25.00%                50.00%                       75.00%                       100.00%

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.00000000                          5.22                    5.22                  5.22                         5.22                         5.22
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.06250000                          5.21                    5.21                  5.21                         5.21                         5.21
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.12500000                          5.21                    5.21                  5.21                         5.21                         5.21
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.18750000                          5.20                    5.20                  5.20                         5.20                         5.20
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.25000000                          5.19                    5.19                  5.19                         5.19                         5.19
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.31250000                          5.18                    5.18                  5.18                         5.18                         5.18
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.37500000                          5.17                    5.17                  5.17                         5.17                         5.17
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.43750000                          5.16                    5.16                  5.16                         5.16                         5.16
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.50000000                          5.16                    5.16                  5.16                         5.16                         5.16
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.56250000                          5.15                    5.15                  5.15                         5.15                         5.15
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.62500000                          5.14                    5.14                  5.14                         5.14                         5.14
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.68750000                          5.13                    5.13                  5.13                         5.13                         5.13
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.75000000                          5.12                    5.12                  5.12                         5.12                         5.12
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.81250000                          5.12                    5.12                  5.12                         5.12                         5.11
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.87500000                          5.11                    5.11                  5.11                         5.11                         5.11
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.93750000                          5.10                    5.10                  5.10                         5.10                         5.10
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               101.00000000                          5.09                    5.09                  5.09                         5.09                         5.09
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                            9.91                    9.91                  9.91                         9.91                         9.83
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                              7.58                    7.58                  7.58                         7.58                         7.53
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                    09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                          09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                          91                      91                    91                           91                           92
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                                         TREASURY CURVE AS OF
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                                             TERM (YRS)                  YIELD (BEY%)
Initial Balance is as of October 2005                                                                                           1/12                        3.9130%
Prepay Rates are a Constant % of CPR                                                                                            1/4                         3.9130%
100% of All Prepayment Premiums are assumed to be collected                                                                     1/2                         3.9130%
Prepayment Premiums are allocated to one or more classes                                                                         2                          3.9130%
of the offered certificates as described under "Description of the Certificates-Distributions-                                   3                          3.9430%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                                              5                          4.0140%
No Extensions on any Mortgage Loan                                                                                               10                         4.2470%
No Delinquencies on any Mortgage Loan                                                                                            30                         4.5540%
No Defaults on any Mortgage Loan
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                    PRICE/YIELD TABLE - CLASS C

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Security ID:                               BACM 2005-5                                                          Initial Balance:                                19,772,000
Settlement Date:                                  10/13/2005                                                    Initial Pass-Through Rate:                          5.183%
Accrual Start Date:                               10/01/2005
First Pay Date:                                   11/10/2005
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Penalty                                       0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Open                                          0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.00000000                          5.22                    5.22                  5.22                         5.22                         5.22
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.06250000                          5.21                    5.21                  5.21                         5.21                         5.21
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.12500000                          5.21                    5.21                  5.21                         5.21                         5.21
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.18750000                          5.20                    5.20                  5.20                         5.20                         5.20
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.25000000                          5.19                    5.19                  5.19                         5.19                         5.19
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.31250000                          5.18                    5.18                  5.18                         5.18                         5.18
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.37500000                          5.17                    5.17                  5.17                         5.17                         5.17
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.43750000                          5.16                    5.16                  5.16                         5.16                         5.16
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.50000000                          5.16                    5.16                  5.16                         5.16                         5.16
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.56250000                          5.15                    5.15                  5.15                         5.15                         5.15
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.62500000                          5.14                    5.14                  5.14                         5.14                         5.14
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.68750000                          5.13                    5.13                  5.13                         5.13                         5.13
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.75000000                          5.12                    5.12                  5.12                         5.12                         5.12
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.81250000                          5.12                    5.12                  5.12                         5.12                         5.11
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.87500000                          5.11                    5.11                  5.11                         5.11                         5.11
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.93750000                          5.10                    5.10                  5.10                         5.10                         5.10
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               101.00000000                          5.09                    5.09                  5.09                         5.09                         5.09
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                            9.91                    9.91                  9.91                         9.91                         9.83
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                              7.58                    7.58                  7.58                         7.58                         7.53
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                    09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                          09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                          91                      91                    91                           91                           92
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                                         TREASURY CURVE AS OF
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                                             TERM (YRS)                  YIELD (BEY%)
Initial Balance is as of October 2005                                                                                           1/12                        3.913%
Prepay Rates are a Constant % of CPR                                                                                            1/4                         3.913%
100% of All Prepayment Premiums are assumed to be collected                                                                     1/2                         3.913%
Prepayment Premiums are allocated to one or more classes                                                                         2                          3.913%
of the offered certificates as described under "Description of the Certificates-Distributions-                                   3                          3.943%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                                              5                          4.014%
No Extensions on any Mortgage Loan                                                                                               10                         4.247%
No Delinquencies on any Mortgage Loan                                                                                            30                         4.554%
No Defaults on any Mortgage Loan
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                    PRICE/YIELD TABLE - CLASS D

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Security ID:                               BACM 2005-5                                                          Initial Balance:                                37,075,000
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Settlement Date:                                  10/13/2005                                                    Initial Pass-Through Rate:                          5.371%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Accrual Start Date:                               10/01/2005
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
First Pay Date:                                   11/10/2005
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Penalty                                       0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Open                                          0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.00000000                          5.31                    5.30                  5.30                         5.31                         5.31
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.06250000                          5.30                    5.30                  5.30                         5.30                         5.30
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.12500000                          5.29                    5.29                  5.29                         5.29                         5.29
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.18750000                          5.28                    5.28                  5.28                         5.28                         5.28
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.25000000                          5.27                    5.27                  5.27                         5.27                         5.28
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.31250000                          5.26                    5.26                  5.26                         5.26                         5.27
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.37500000                          5.26                    5.25                  5.26                         5.26                         5.26
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.43750000                          5.25                    5.25                  5.25                         5.25                         5.25
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.50000000                          5.24                    5.24                  5.24                         5.24                         5.24
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.56250000                          5.23                    5.23                  5.23                         5.23                         5.24
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.62500000                          5.22                    5.22                  5.22                         5.22                         5.23
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.68750000                          5.21                    5.21                  5.21                         5.21                         5.22
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.75000000                          5.21                    5.21                  5.21                         5.21                         5.21
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.81250000                          5.20                    5.20                  5.20                         5.20                         5.20
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.87500000                          5.19                    5.19                  5.19                         5.19                         5.19
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.93750000                          5.18                    5.18                  5.18                         5.18                         5.19
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               101.00000000                          5.17                    5.17                  5.17                         5.17                         5.18
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                            9.98                    9.93                  9.92                         9.91                         9.83
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                              7.59                    7.56                  7.55                         7.55                         7.50
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                    09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                          10/10/2015              10/10/2015            10/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                          99                      99                   100                          100                           100
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                                         TREASURY CURVE AS OF
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                                             TERM (YRS)                  YIELD (BEY%)
Initial Balance is as of October 2005                                                                                           1/12                        3.913%
Prepay Rates are a Constant % of CPR                                                                                            1/4                         3.913%
100% of All Prepayment Premiums are assumed to be collected                                                                     1/2                         3.913%
Prepayment Premiums are allocated to one or more classes                                                                         2                          3.913%
of the offered certificates as described under "Description of the Certificates-Distributions-                                   3                          3.943%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                                              5                          4.014%
No Extensions on any Mortgage Loan                                                                                               10                         4.247%
No Delinquencies on any Mortgage Loan                                                                                            30                         4.554%
No Defaults on any Mortgage Loan
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                    PRICE/YIELD TABLE - CLASS D

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Security ID:                               BACM 2005-5                                                          Initial Balance:                                37,075,000
Settlement Date:                                  10/13/2005                                                    Initial Pass-Through Rate:                          5.371%
Accrual Start Date:                               10/01/2005
First Pay Date:                                   11/10/2005
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                   0.00%                0.00%                        0.00%                         0.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Penalty                                       0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Open                                          0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.00000000                          5.31                    5.31                  5.31                         5.31                         5.31
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.06250000                          5.30                    5.30                  5.30                         5.30                         5.30
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.12500000                          5.29                    5.29                  5.29                         5.29                         5.29
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.18750000                          5.28                    5.28                  5.28                         5.28                         5.28
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.25000000                          5.27                    5.27                  5.27                         5.27                         5.28
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.31250000                          5.26                    5.26                  5.26                         5.26                         5.27
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.37500000                          5.26                    5.26                  5.26                         5.26                         5.26
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.43750000                          5.25                    5.25                  5.25                         5.25                         5.25
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.50000000                          5.24                    5.24                  5.24                         5.24                         5.24
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.56250000                          5.23                    5.23                  5.23                         5.23                         5.24
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.62500000                          5.22                    5.22                  5.22                         5.22                         5.23
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.68750000                          5.21                    5.22                  5.22                         5.22                         5.22
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.75000000                          5.21                    5.21                  5.21                         5.21                         5.21
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.81250000                          5.20                    5.20                  5.20                         5.20                         5.20
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.87500000                          5.19                    5.19                  5.19                         5.19                         5.19
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.93750000                          5.18                    5.18                  5.18                         5.18                         5.19
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               101.00000000                          5.17                    5.17                  5.17                         5.17                         5.18
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                            9.98                    9.97                  9.96                         9.93                         9.83
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                              7.59                    7.58                  7.58                         7.56                         7.50
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                    09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                          10/10/2015              10/10/2015            10/10/2015                   10/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                          99                      99                    99                          100                           100
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                                         TREASURY CURVE AS OF
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                                             TERM (YRS)                  YIELD (BEY%)
Initial Balance is as of October 2005                                                                                           1/12                        3.9130%
Prepay Rates are a Constant % of CPR                                                                                            1/4                         3.9130%
100% of All Prepayment Premiums are assumed to be collected                                                                     1/2                         3.9130%
Prepayment Premiums are allocated to one or more classes                                                                         2                          3.9130%
of the offered certificates as described under "Description of the Certificates-Distributions-                                   3                          3.9430%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                                              5                          4.0140%
No Extensions on any Mortgage Loan                                                                                               10                         4.2470%
No Delinquencies on any Mortgage Loan                                                                                            30                         4.5540%
No Defaults on any Mortgage Loan
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                    PRICE/YIELD TABLE - CLASS D

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Security ID:                               BACM 2005-5                                                          Initial Balance:                                37,075,000
Settlement Date:                                  10/13/2005                                                    Initial Pass-Through Rate:                          5.371%
Accrual Start Date:                               10/01/2005
First Pay Date:                                   11/10/2005
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Penalty                                       0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Open                                          0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.00000000                          5.31                    5.30                  5.30                         5.31                         5.31
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.06250000                          5.30                    5.30                  5.30                         5.30                         5.30
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.12500000                          5.29                    5.29                  5.29                         5.29                         5.29
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.18750000                          5.28                    5.28                  5.28                         5.28                         5.28
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.25000000                          5.27                    5.27                  5.27                         5.27                         5.28
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.31250000                          5.26                    5.26                  5.26                         5.26                         5.27
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.37500000                          5.26                    5.25                  5.26                         5.26                         5.26
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.43750000                          5.25                    5.25                  5.25                         5.25                         5.25
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.50000000                          5.24                    5.24                  5.24                         5.24                         5.24
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.56250000                          5.23                    5.23                  5.23                         5.23                         5.24
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.62500000                          5.22                    5.22                  5.22                         5.22                         5.23
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.68750000                          5.21                    5.21                  5.21                         5.21                         5.22
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.75000000                          5.21                    5.21                  5.21                         5.21                         5.21
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.81250000                          5.20                    5.20                  5.20                         5.20                         5.20
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.87500000                          5.19                    5.19                  5.19                         5.19                         5.19
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.93750000                          5.18                    5.18                  5.18                         5.18                         5.19
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               101.00000000                          5.17                    5.17                  5.17                         5.17                         5.18
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                            9.98                    9.93                  9.92                         9.91                         9.83
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                              7.59                    7.56                  7.55                         7.55                         7.50
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                    09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                          10/10/2015              10/10/2015            10/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                          99                      99                   100                          100                           100
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                                         TREASURY CURVE AS OF
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                                             TERM (YRS)                  YIELD (BEY%)
Initial Balance is as of October 2005                                                                                           1/12                        3.913%
Prepay Rates are a Constant % of CPR                                                                                            1/4                         3.913%
100% of All Prepayment Premiums are assumed to be collected                                                                     1/2                         3.913%
Prepayment Premiums are allocated to one or more classes                                                                         2                          3.913%
of the offered certificates as described under "Description of the Certificates-Distributions-                                   3                          3.943%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                                              5                          4.014%
No Extensions on any Mortgage Loan                                                                                               10                         4.247%
No Delinquencies on any Mortgage Loan                                                                                            30                         4.554%
No Defaults on any Mortgage Loan
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                   PRICE/YIELD TABLE - CLASS A-SB

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Security ID:                               BACM 2005-5                                                          Initial Balance:                                99,807,000
Settlement Date:                                  10/13/2005                                                    Initial Pass-Through Rate:                          4.904%
Accrual Start Date:                               10/01/2005
First Pay Date:                                   11/10/2005
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Penalty                                       0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Open                                          0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.00000000                          4.93                    5.01                  5.00                         4.98                         4.93
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.06250000                          4.92                    5.00                  4.99                         4.97                         4.92
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.12500000                          4.91                    4.99                  4.97                         4.95                         4.91
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.18750000                          4.90                    4.97                  4.96                         4.94                         4.89
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.25000000                          4.89                    4.96                  4.95                         4.93                         4.88
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.31250000                          4.88                    4.95                  4.94                         4.92                         4.87
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.37500000                          4.87                    4.94                  4.93                         4.91                         4.86
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.43750000                          4.86                    4.93                  4.92                         4.90                         4.85
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.50000000                          4.85                    4.92                  4.90                         4.88                         4.83
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.56250000                          4.84                    4.90                  4.89                         4.87                         4.82
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.62500000                          4.83                    4.89                  4.88                         4.86                         4.81
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.68750000                          4.82                    4.88                  4.87                         4.85                         4.80
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.75000000                          4.81                    4.87                  4.86                         4.84                         4.79
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.81250000                          4.80                    4.86                  4.85                         4.82                         4.77
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.87500000                          4.79                    4.85                  4.83                         4.81                         4.76
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.93750000                          4.78                    4.83                  4.82                         4.80                         4.75
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               101.00000000                          4.77                    4.82                  4.81                         4.79                         4.74
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                            7.33                    6.37                  6.29                         6.26                         6.08
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                              6.00                    5.35                  5.29                         5.27                         5.14
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                    09/10/2010              09/10/2010            09/10/2010                   09/10/2010                   09/10/2010
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                          03/10/2015              10/10/2012            06/10/2012                   06/10/2012                   04/10/2012
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                          73                      84                    83                           81                           77
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                                         TREASURY CURVE AS OF
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                                             TERM (YRS)                  YIELD (BEY%)
Initial Balance is as of October 2005                                                                                           1/12                        3.913%
Prepay Rates are a Constant % of CPR                                                                                            1/4                         3.913%
100% of All Prepayment Premiums are assumed to be collected                                                                     1/2                         3.913%
Prepayment Premiums are allocated to one or more classes                                                                         2                          3.913%
of the offered certificates as described under "Description of the Certificates-Distributions-                                   3                          3.943%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                                              5                          4.014%
No Extensions on any Mortgage Loan                                                                                               10                         4.247%
No Delinquencies on any Mortgage Loan                                                                                            30                         4.554%
No Defaults on any Mortgage Loan
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                   PRICE/YIELD TABLE - CLASS A-4

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Security ID:                               BACM 2005-5                                                          Initial Balance:                               802,600,000
Settlement Date:                                  10/13/2005                                                    Initial Pass-Through Rate:                          4.981%
Accrual Start Date:                               10/01/2005
First Pay Date:                                   11/10/2005

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Penalty                                       0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Open                                          0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.00000000                          5.02                    5.02                  5.02                         5.02                         5.02
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.06250000                          5.01                    5.01                  5.01                         5.01                         5.01
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.12500000                          5.00                    5.00                  5.00                         5.00                         5.00
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.18750000                          4.99                    4.99                  4.99                         4.99                         4.99
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.25000000                          4.98                    4.99                  4.98                         4.98                         4.98
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.31250000                          4.98                    4.98                  4.98                         4.97                         4.97
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.37500000                          4.97                    4.97                  4.97                         4.97                         4.96
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.43750000                          4.96                    4.96                  4.96                         4.96                         4.96
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.50000000                          4.95                    4.95                  4.95                         4.95                         4.95
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.56250000                          4.94                    4.94                  4.94                         4.94                         4.94
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.62500000                          4.93                    4.94                  4.93                         4.93                         4.93
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.68750000                          4.93                    4.93                  4.93                         4.92                         4.92
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.75000000                          4.92                    4.92                  4.92                         4.92                         4.91
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.81250000                          4.91                    4.91                  4.91                         4.91                         4.90
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.87500000                          4.90                    4.90                  4.90                         4.90                         4.90
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.93750000                          4.89                    4.90                  4.89                         4.89                         4.89
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               101.00000000                          4.89                    4.89                  4.88                         4.88                         4.88
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                            9.80                    9.62                  9.52                         9.46                         9.25
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                              7.59                    7.48                  7.41                         7.37                         7.25
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                    03/10/2015              10/10/2012            06/10/2012                   06/10/2012                   04/10/2012
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                          09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   06/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                          71                      72                    73                           73                           74
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                                         TREASURY CURVE AS OF
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                                             TERM (YRS)                  YIELD (BEY%)
Initial Balance is as of October 2005                                                                                           1/12                        3.913%
Prepay Rates are a Constant % of CPR                                                                                            1/4                         3.913%
100% of All Prepayment Premiums are assumed to be collected                                                                     1/2                         3.913%
Prepayment Premiums are allocated to one or more classes                                                                         2                          3.913%
of the offered certificates as described under "Description of the Certificates-Distributions-                                   3                          3.943%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                                              5                          4.014%
No Extensions on any Mortgage Loan                                                                                               10                         4.247%
No Delinquencies on any Mortgage Loan                                                                                            30                         4.554%
No Defaults on any Mortgage Loan
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                   PRICE/YIELD TABLE - CLASS A-M

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Security ID:                               BACM 2005-5                                                          Initial Balance:                               197,730,000
Settlement Date:                                  10/13/2005                                                    Initial Pass-Through Rate:                          5.054%
Accrual Start Date:                               10/01/2005
First Pay Date:                                   11/10/2005
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Penalty                                       0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Open                                          0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.00000000                          5.09                    5.09                  5.09                         5.09                         5.09
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.06250000                          5.08                    5.08                  5.08                         5.08                         5.08
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.12500000                          5.07                    5.07                  5.07                         5.07                         5.07
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.18750000                          5.07                    5.07                  5.07                         5.07                         5.07
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.25000000                          5.06                    5.06                  5.06                         5.06                         5.06
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.31250000                          5.05                    5.05                  5.05                         5.05                         5.05
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.37500000                          5.04                    5.04                  5.04                         5.04                         5.04
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.43750000                          5.03                    5.03                  5.03                         5.03                         5.03
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.50000000                          5.03                    5.03                  5.03                         5.03                         5.02
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.56250000                          5.02                    5.02                  5.02                         5.02                         5.02
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.62500000                          5.01                    5.01                  5.01                         5.01                         5.01
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.68750000                          5.00                    5.00                  5.00                         5.00                         5.00
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.75000000                          4.99                    4.99                  4.99                         4.99                         4.99
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.81250000                          4.99                    4.99                  4.99                         4.99                         4.98
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.87500000                          4.98                    4.98                  4.98                         4.98                         4.98
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.93750000                          4.97                    4.97                  4.97                         4.97                         4.97
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               101.00000000                          4.96                    4.96                  4.96                         4.96                         4.96
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                            9.91                    9.91                  9.91                         9.91                         9.73
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                              7.63                    7.63                  7.63                         7.63                         7.52
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                    09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   06/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                          09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   07/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                          78                      78                    78                           78                           79
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                                         TREASURY CURVE AS OF
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                                             TERM (YRS)                  YIELD (BEY%)
Initial Balance is as of October 2005                                                                                           1/12                        3.913%
Prepay Rates are a Constant % of CPR                                                                                            1/4                         3.913%
100% of All Prepayment Premiums are assumed to be collected                                                                     1/2                         3.913%
Prepayment Premiums are allocated to one or more classes                                                                         2                          3.913%
of the offered certificates as described under "Description of the Certificates-Distributions-                                   3                          3.943%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                                              5                          4.014%
No Extensions on any Mortgage Loan                                                                                               10                         4.247%
No Delinquencies on any Mortgage Loan                                                                                            30                         4.554%
No Defaults on any Mortgage Loan
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                   PRICE/YIELD TABLE - CLASS A-J

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Security ID:                               BACM 2005-5                                                          Initial Balance:                               121,109,000
Settlement Date:                                  10/13/2005                                                    Initial Pass-Through Rate:                          5.084%
Accrual Start Date:                               10/01/2005
First Pay Date:                                   11/10/2005
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Penalty                                       0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
During Open                                          0.00%                  25.00%                50.00%                       75.00%                       100.00%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                  SCENARIO 1              SCENARIO 2            SCENARIO 3                   SCENARIO 4                   SCENARIO 5
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.00000000                          5.12                    5.12                  5.12                         5.12                         5.12
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.06250000                          5.11                    5.11                  5.11                         5.11                         5.11
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.12500000                          5.11                    5.11                  5.11                         5.11                         5.10
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.18750000                          5.10                    5.10                  5.10                         5.10                         5.10
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.25000000                          5.09                    5.09                  5.09                         5.09                         5.09
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.31250000                          5.08                    5.08                  5.08                         5.08                         5.08
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.37500000                          5.07                    5.07                  5.07                         5.07                         5.07
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.43750000                          5.06                    5.06                  5.06                         5.06                         5.06
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.50000000                          5.06                    5.06                  5.06                         5.06                         5.05
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.56250000                          5.05                    5.05                  5.05                         5.05                         5.05
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.62500000                          5.04                    5.04                  5.04                         5.04                         5.04
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.68750000                          5.03                    5.03                  5.03                         5.03                         5.03
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.75000000                          5.02                    5.02                  5.02                         5.02                         5.02
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.81250000                          5.02                    5.02                  5.02                         5.02                         5.01
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.87500000                          5.01                    5.01                  5.01                         5.01                         5.01
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               100.93750000                          5.00                    5.00                  5.00                         5.00                         5.00
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               101.00000000                          4.99                    4.99                  4.99                         4.99                         4.99
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                            9.91                    9.91                  9.91                         9.91                         9.75
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                              7.62                    7.62                  7.62                         7.62                         7.52
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                                    09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   07/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                          09/10/2015              09/10/2015            09/10/2015                   09/10/2015                   08/10/2015
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                          81                      81                    81                           81                           82
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               ASSUMPTIONS                                                                                                         TREASURY CURVE AS OF
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                                             TERM (YRS)                  YIELD (BEY%)
Initial Balance is as of October 2005                                                                                           1/12                        3.913%
Prepay Rates are a Constant % of CPR                                                                                            1/4                         3.913%
100% of All Prepayment Premiums are assumed to be collected                                                                     1/2                         3.913%
Prepayment Premiums are allocated to one or more classes                                                                         2                          3.913%
of the offered certificates as described under "Description of the Certificates-Distributions-                                   3                          3.943%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                                              5                          4.014%
No Extensions on any Mortgage Loan                                                                                               10                         4.247%
No Delinquencies on any Mortgage Loan                                                                                            30                         4.554%
No Defaults on any Mortgage Loan
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                PRICE/YIELD TABLE - CLASS A-3B

--------------------------------------------------------------------------------------------------------

Security ID:                        BACM 2005-5                       Initial Balance:       50,000,000
Settlement Date:                            10/13/2005                Initial Pass-Through Rate: 5.402%
Accrual Start Date:                         10/01/2005
First Pay Date:                             11/10/2005
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                            SCENARIO 1              SCENARIO 2          SCENARIO 3
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
During YM                                      0.00%                  0.00%               0.00%
--------------------------------------------------------------------------------------------------------
During Penalty                                 0.00%                  0.00%               0.00%
--------------------------------------------------------------------------------------------------------
During Open                                    0.00%                  0.00%               0.00%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
DEFAULTS                                    SCENARIO 1              SCENARIO 2          SCENARIO 3
--------------------------------------------------------------------------------------------------------
CDR on One Renaissance                         0.00%                 100.00%             100.00%
--------------------------------------------------------------------------------------------------------
CDR on all other loans                         0.00%                  0.00%               0.00%
--------------------------------------------------------------------------------------------------------
Default Starting month                           0                      24                  24
--------------------------------------------------------------------------------------------------------
Recovery Delay (mths)                            0                      12                  12
--------------------------------------------------------------------------------------------------------
Loss Severity                                  0.00%                  50.00%              40.00%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                            SCENARIO 1              SCENARIO 2          SCENARIO 3
--------------------------------------------------------------------------------------------------------
101.44894000                                   5.07                    5.14                5.13
--------------------------------------------------------------------------------------------------------
101.51144000                                   5.06                    5.13                5.12
--------------------------------------------------------------------------------------------------------
101.57394000                                   5.05                    5.12                5.11
--------------------------------------------------------------------------------------------------------
101.63644000                                   5.04                    5.11                5.10
--------------------------------------------------------------------------------------------------------
101.69894000                                   5.03                    5.11                5.10
--------------------------------------------------------------------------------------------------------
101.76144000                                   5.02                    5.10                5.09
--------------------------------------------------------------------------------------------------------
101.82394000                                   5.01                    5.09                5.08
--------------------------------------------------------------------------------------------------------
101.88644000                                   4.99                    5.08                5.07
--------------------------------------------------------------------------------------------------------
101.94894000                                   4.98                    5.07                5.06
--------------------------------------------------------------------------------------------------------
102.01144000                                   4.97                    5.06                5.05
--------------------------------------------------------------------------------------------------------
102.07394000                                   4.96                    5.06                5.04
--------------------------------------------------------------------------------------------------------
102.13644000                                   4.95                    5.05                5.03
--------------------------------------------------------------------------------------------------------
102.19894000                                   4.94                    5.04                5.03
--------------------------------------------------------------------------------------------------------
102.26144000                                   4.93                    5.03                5.02
--------------------------------------------------------------------------------------------------------
102.32394000                                   4.92                    5.02                5.01
--------------------------------------------------------------------------------------------------------
102.38644000                                   4.91                    5.01                5.00
--------------------------------------------------------------------------------------------------------
102.44894000                                   4.89                    5.01                4.99
--------------------------------------------------------------------------------------------------------
WAL (YRS)                                      6.70                    9.52                9.00
--------------------------------------------------------------------------------------------------------
MOD DUR                                        5.53                    7.33                7.00
--------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                              06/10/2012              03/10/2015          07/10/2012
--------------------------------------------------------------------------------------------------------
MATURITY                                    07/10/2012              07/10/2015          07/10/2015
--------------------------------------------------------------------------------------------------------
YIELD SPREAD                                    83                      83                  84
--------------------------------------------------------------------------------------------------------
CALC SWAP SPREAD                                38                      38                  39
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
            ASSUMPTIONS                                                                                   TREASURY CURVE AS OF
-----------------------------------------------------------------------------------                     -------------------------
1% Cleanup Call is Not Exercised                                                                         TERM (YRS)  YIELD (BEY%)
--------------------------------                                                                        -------------------------

Initial Balance is as of October 2005                                                                       1/12       4.082%
Prepay Rates are a Constant % of CPR                                                                        1/4        4.082%
100% of All Prepayment Premiums are assumed to be collected                                                 1/2        4.082%
Prepayment Premiums are allocated to one or more classes                                                     2         4.082%
of the offered certificates as described under "Description of the Certificates-Distributions-               3         4.076%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                          5         4.101%
No Delinquencies on any Mortgage Loan                                                                        10        4.255%
No Extensions on any Mortgage Loan                                                                           30        4.500%

---------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC